Exhibit 99.1

NOTE: CERTAIN MATERIAL HAS BEEN REDACTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2. THE LOCATIONS OF THESE REDACTIONS ARE INDICATED THROUGHOUT THE DOCUMENT BY THE FOLLOWING MARKING: [***]

LICENSE AGREEMENT

This License Agreement (the “License Agreement”) is made effective as of the 1st day of January, 2009 (the “Effective Date”), by and among, on the one hand, DreamWorks Animation LLC, a Delaware limited liability company with offices at 1000 Flower Street, Glendale, California 91201 (“DWA”), and, on the other hand, DW II Management, Inc., a Delaware corporation with offices at 11400 W. Olympic Blvd, Suite 550, Los Angeles, California 90064 (“Spielberg Entity”), and, solely with respect to Paragraph 2(h) (Spielberg Exclusivity) and the applicable provisions of Paragraph 11 (Miscellaneous), Steven Spielberg, an individual with offices at 11400 W. Olympic Blvd, Suite 550, Los Angeles, California 90064 (“Spielberg”), and is made with reference to the following facts:

RECITALS

A.          DWA is engaged in the business of producing and distributing various entertainment properties, including animated motion pictures, animated television programs and other entertainment-related goods and services, under and in connection with the trademark, service mark and trade name DREAMWORKS and various other trademarks, service marks and trade names containing the term DREAMWORKS,  including the trademark, service mark and trade name DREAMWORKS SKG in both word mark and design mark form (collectively the “DreamWorks Marks”).  The trademark, service mark and trade name DREAMWORKS SKG in both word mark and design mark form as set forth in Schedule A are referred to in this License Agreement as the “Licensed Marks” (provided that “Licensed Marks” will also include the word mark DREAMWORKS without the SKG component (the “Non-SKG Mark”) but only for use in certain contexts as set forth in Section 2(a)).  As between the parties, DWA owns all right, title and interest in and to the DreamWorks Marks worldwide, together with all registrations of and applications to register the DreamWorks Marks and the goodwill of the business pertaining thereto.
 B.         Spielberg Entity desires to sublicense Holding Company (as defined below) to use the Licensed Marks in connection with the production and distribution of certain non-animated motion pictures and related goods and services.  DWA is willing to grant to Spielberg Entity the right to sublicense Holding Company to use the Licensed Marks on the terms and conditions set forth herein, and Spielberg Entity is willing to accept such a license.
 C.         DWA acknowledges that Spielberg Entity desires to sublicense the rights granted herein to use the Licensed Marks on the terms and conditions set forth herein to DreamWorks II Holding Co., LLC and its wholly-owned and controlled subsidiaries, which as of the Effective Date consist of DreamWorks II Financial Services, Co., LLC, DreamWorks II Distribution Co., LLC, DreamWorks II Production Co., LLC, and DreamWorks II Development Co., LLC, and may in the future include additional wholly-owned and controlled subsidiaries of DreamWorks II Holding Co., LLC provided that Spielberg Entity provides notice to DWA of any such additional wholly-owned and controlled subsidiaries (DreamWorks II Holding Co., LLC and all such wholly-owned and controlled subsidiaries are referred to collectively herein as “Holding Company”), and the approved form for granting such sublicense is attached hereto as Schedule D.

 D.         Spielberg Entity is, and will remain throughout the term of this License Agreement, wholly owned and controlled by Spielberg; DreamWorks II Holding Co., LLC is, and will remain throughout the term of this License Agreement, jointly owned and controlled by Reliance Big Entertainment (US), Inc. (“Reliance Entity”) and DW II Management, LLC (and, as of the Effective Date, DreamWorks II Holding Co., LLC is owned fifty percent (50%) by Reliance Entity and fifty percent (50%) by DW II Management, LLC); DW II Management, LLC is, and will remain throughout the term of this License Agreement, managed by and more than seventy-five percent (75%) owned by DW II Management, LP; Spielberg Entity is, and will remain throughout the term of this License Agreement, the sole general partner of DW II Management, LP, and entities solely owned and controlled by Spielberg are and will remain throughout the term of this License Agreement the sole owners of DW II Management, LP; and DreamWorks II Financial Services, Co., LLC, DreamWorks II Distribution Co., LLC, DreamWorks II Production Co., LLC, and DreamWorks II Development Co., LLC and any other entities included in Holding Company (other than DreamWorks II Holding Co., LLC itself) are, and will remain throughout the term of this License Agreement, wholly-owned and controlled by DreamWorks II Holding Co., LLC.  Spielberg Entity, DW II Management, LP, DW II Management, LLC, each entity included in Holding Company, and Reliance Entity are referred to collectively hereinafter as “Licensee-Related Entities.”
NOW, THEREFORE, in consideration of the foregoing recitals (which are hereby incorporated into this License Agreement) and the mutual covenants and promises set forth below, and for other good and valuable consideration (including the payment of $100 by Spielberg Entity to DWA), DWA and Spielberg Entity hereby agree as follows:

TERMS AND CONDITIONS

1.	Definitions.

The following terms shall have the following meanings in this License Agreement:
“Animated Motion Picture” means any Motion Picture that is created predominantly by one or more non-live-action production methods (e.g., hand-drawn animation such as Prince of Egypt, CGI such as Shrek, stop-motion such as Chicken Run and/or motion capture such as Polar Express) (each, an “Animation Method”).  However, a Motion Picture that is created predominantly by one or more live-action production methods, but in which digital Animation Method(s) are used, in whole or in part, to create photorealistic characters that interact with live-action characters in a live-action setting, will not be deemed an Animated Motion Picture and will be deemed either a Hybrid Motion Picture or a Live-Action Motion Picture as applicable.  (Photorealistic characters include both “real world” characters modified by an Animation Method (e.g., Babe the pig in Babe) and characters that are invented but which are depicted in a “real world” manner by an Animation Method (e.g. Yoda in Star Wars II:  Attack of the Clones, Gollum in Lord of the Rings, the dinosaurs in Jurassic Park, the robots in I, Robot, and the toy soldiers in Small Soldiers).

“Change of Control” means, with respect to any entity, any reorganization, merger, consolidation, or other transaction where more than fifty percent (50%) of the entity’s voting securities are owned by entities or persons different from the entities or persons owning such voting securities prior to such transaction; any sale of all or substantially all of the business or assets of such entity; or the acquisition by any other entity or person directly or indirectly of more than fifty percent (50%) of the voting securities of the entity.  However, the Reliance Entity will not be deemed to have undergone a Change of Control so long as Reliance-ADA Group Limited (the ultimate parent of the Reliance Entity) continues, directly or indirectly, to (a) be the single largest shareholder, (b) hold at least thirty three and one third percent (33-1/3%) of the voting securities, and (c) have the legal authority to elect or otherwise direct the appointment of its management and a majority of its Board members, in each case with respect to the Reliance Entity.
“Completed Film” means a Licensee Live-Action Motion Picture or Licensee Hybrid Motion Picture that was produced (i.e., pre-production has commenced), acquired and/or released by Holding Company prior to expiration or termination of this License Agreement pursuant to Paragraph 3 below, or a Licensee Live-Action Motion Picture or Licensee Hybrid Motion Picture that Holding Company executed a binding agreement to acquire or co-produce prior to expiration or termination of this License Agreement pursuant to Paragraph 3 below.
“Disney Mark” means any trademark, service mark or trade name of the Walt Disney Company or any of its affiliates or subsidiaries that includes any of the following: (a) any of the terms “Disney” or “Walt Disney”; (b) any acronym that references any of the terms “Disney” or “Walt Disney”; or (c) any title, logo, scene, character or other excerpt from any Motion Picture that is exhibited or distributed under any trademark, service mark or trade name that includes the terms “Disney” or “Walt Disney” or any acronym that references any of the terms “Disney” or “Walt Disney.”  For avoidance of doubt, TOUCHSTONE is not a Disney Mark.
“Domestic Territory” means the territorial United States and its possessions, territories and commonwealths, including, without limitation, the U.S. Virgin Islands, Puerto Rico, Guam, and the U.S. Trust Territories of the Pacific Islands, including, without limitation, the Carolina Islands, the Marshall Islands and the Mariana Islands, Saipan and American Samoa; the Dominican Republic, the British Virgin Islands, Nassau, Bahamas, Bermuda, Saba Island, St. Eustatius Island, St. Kitts Island, St. Maarten Island, and Freeport; the Dominion of Canada and its possessions, territories and commonwealths; and all Army, Navy, Air Force, Red Cross and other national or governmental installations, diplomatic posts, camps, bases, and reservations of the above-mentioned countries, as well as oil rigs (including Aramco sites) and maritime facilities (and other commercial and/or industrial installations of the above-mentioned countries and territories), wherever any of the aforementioned facilities or installations are located, to the extent that sales are made and/or servicing thereof is performed within the geographical areas set forth above, and all airlines and ships flying the flag of, or having the registry of, or whose principal office is located in the United States, Canada or Bermuda, and other possessions, territories and commonwealths within the Domestic Territory.

“DWA Event Picture” means any Animated Motion Picture or Hybrid Motion Picture produced, acquired, and/or released by DWA or any of its affiliates or subsidiaries (alone or with others) that (i) is rated “G,” “PG” or “PG-13” (or a materially equivalent rating in the event of any changes to the ratings system); and (ii) is scheduled to be released for Theatrical Exhibition on not less than two thousand (2,000) screens in the Domestic Territory (irrespective of the anticipated theatrical release pattern in the International Territory).
“DWA Registered Territory” means each jurisdiction in which DWA possesses DWA Registered Trademark Rights as of the Effective Date of this License Agreement, and any additional jurisdiction in which DWA obtains DWA Registered DWA Trademark Rights in the manner set forth in Paragraph 2(g).
“DWA Registered Trademark Rights” means those trademark rights with respect to the Licensed Marks that DWA has secured with issued and subsisting registrations in each jurisdiction where DWA has filed applications to register (or otherwise obtains registrations of) such Licensed Marks.
“Exhibit” means transmit, broadcast, display, exhibit or perform.  “Exhibiting” and “Exhibition” shall have correlative meanings.
“Greenlight Authority” means the personal authority required to cause Holding Company to undertake any of the following activities: (a) with respect to any Motion Picture, the financing and production of such Motion Picture, or (b) only with respect to Motion Pictures initially produced for Theatrical Exhibition, the acquisition of such Motion Picture, or (c) only with respect to Television Motion Pictures, the procurement of financing of such Television Motion Picture from a third party.  For avoidance of doubt, the term “Greenlight Authority” as used in this License Agreement refers to the authority without which Holding Company cannot undertake the above activities, but does not include the authority to direct the activities of any other party whose approval may also be required to cause Holding Company to undertake such activities (i.e., Greenlight Authority is necessary, but not necessarily sufficient, to cause Holding Company to undertake such activities).
“Hybrid Motion Picture” means a Motion Picture that is predominately live-action, but in which at least two of the four characters with the most screen time, or a majority of the characters with speaking roles, are created (non-photorealistically) by an Animation Method (Who Framed Roger Rabbit, Looney Tunes – Back in Action and Space Jam are examples of Motion Pictures that meet this condition).
“International Territory” means each country around the world that is not included in the Domestic Territory.
“Licensed Domain Names” means the domain name dreamworksstudios.com and such other domain names as may be agreed to in writing by DWA from time-to-time pursuant to Paragraph 8(d).

“Licensed Goods” means those goods set forth on Schedule B attached hereto, as Schedule B may be amended from time to time with the mutual agreement of the parties.
“Licensed Marks” has the meaning set forth in the recitals.
“Licensed Services” means those services set forth in Schedule C attached hereto, as Schedule C may be amended from time to time with the mutual agreement of the parties.
“Licensee Hybrid Motion Picture” means a Hybrid Motion Picture that meets all three of the following conditions: (i) Spielberg personally has exercised Greenlight Authority on an individual and specific basis with respect to such Hybrid Motion Picture, (ii) such Hybrid Motion Picture is produced, acquired or financed by Holding Company either alone or jointly with a third party, and (iii) such Hybrid Motion Picture is not released or marketed as a Walt Disney picture or using any Disney Mark (other than to the extent expressly permitted under Paragraph 6(f)).
 “Licensee Live-Action Motion Picture” means a Live-Action Motion Picture that meets all three of the following conditions: (i) Spielberg personally has exercised Greenlight Authority on an individual and specific basis with respect to such Live-Action Motion Picture, (ii) such Live-Action Motion Picture is produced, acquired or financed by Holding Company either alone or jointly with a third party, and (iii) such Live-Action Motion Picture is not released or marketed as a Walt Disney picture or using any Disney Mark (other than to the extent expressly permitted under Paragraph 6(f)).
 “Live-Action Motion Picture” means a Motion Picture that is not an Animated Motion Picture or a Hybrid Motion Picture.
“Live Stage Performance” means the presentation of literary material (e.g., a screenplay, play or other written material) upon the spoken stage with live performers appearing and speaking in the immediate presence of the viewing audience; provided, however, that the presentation of literary material upon the spoken stage with live performers appearing and speaking, whether or not in the immediate presence of a viewing audience, for the primary purpose of photographing and recording such presentation for use in or in connection with a Motion Picture or for the promotion or publicity of a Motion Picture shall not be deemed a Live Stage Performance.
“Major Release” means any theatrical Motion Picture rated “G,” “PG,” “PG-13” or “R” (or a materially equivalent rating in the event of any changes to the ratings system) that is scheduled to be released for Theatrical Exhibition on not less than two thousand (2,000) screens in the Domestic Territory (irrespective of the anticipated theatrical release pattern in the International Territory).
“Motion Picture” means any audiovisual product of every kind and character whatsoever, whether produced by means of any photographic, electrical, electronic, mechanical or other process or device now known or hereafter devised, in which pictures, images, and visual and aural representations are recorded or otherwise preserved for Exhibition by any means or media now known or hereafter devised in such manner as to appear to be in motion or sequence, including computer-generated pictures and graphics; provided, however, that Video Games will not be deemed to be Motion Pictures.

“Permitted Dubbed Version(s)” means any Live-Action Motion Picture(s) which has been dubbed into Hindi, Bengali, Telugu, Marathi, Tamil, Urdu, Gujarati, Kannada, Malayalam, Oriya, Punjabi, Assamese, and other languages that are consented to by DWA in its sole discretion, and which does not have a soundtrack in any language other than any of such languages.
“Release Date” means, with respect to any Motion Picture, the date (if any) on which such Motion Picture is widely released for Theatrical Exhibition.
“Reliance Expatriate Territory” means Africa or any political subdivision thereof, the Middle East or any political subdivision thereof, Indonesia, Malaysia, Singapore, the United States, Canada, and the United Kingdom.
“Similar Theatrical Motion Picture” means any Motion Picture released for Theatrical Exhibition that is rated “PG” or a less restrictive rating (or a materially equivalent rating in the event of any changes to the ratings system).
“Television Motion Picture” means any Motion Picture, including television series, produced or distributed for initial Exhibition on television, including broadcast, cable, Internet, satellite and all other forms of television Exhibition.
“Term” means the term of this License Agreement as set forth in Paragraph 3(a).
“Theatrical Exhibition” means, with respect to any Motion Picture, the Exhibition of such Motion Picture in commercial motion picture theatres or other venues where members of the general public view such Motion Picture for an admission fee.
“Video Game” means any and all (a) interactive software games and other software-based products for all platforms, including, without limitation, video game consoles (e.g., the Microsoft Xbox 360, the Nintendo Wii, and the Sony Playstation 3), handheld gaming platforms (e.g., the Nintendo DS and the Sony PSP), online platforms (e.g., massively multiplayer online games, casual games, streaming games, and downloaded games), wireless platforms, personal computers, and all successor platforms of any of the foregoing; (b) video game prequels, sequels, expansion packs, premium modules, add-ons, episodic content, mission packs, spin-offs, conversions, and ports related to any such interactive software games; and (c) related documentation in print or electronic form, including, without limitation, strategy books, guides and hint books.
 “Weekend” means the period Wednesday through Sunday, inclusive.

2.           Grant of Rights; Amendment; Etc.
(a)         DWA hereby grants to Spielberg Entity, subject to and conditioned upon the terms and conditions set forth herein, and Spielberg Entity hereby accepts, a non-assignable (except as set forth in Paragraph 11(c)), royalty-free right and license during the Term in the DWA Registered Territory or, subject to the fifth sentence of this Paragraph 2(a), outside the DWA Registered Territory: (i) to use the Licensed Marks (either alone or with the words “Studios,” “Studio,” “Pictures,” “Films,” or “Television”) as part of Spielberg Entity’s and its wholly-owned and controlled subsidiaries’ corporate names and trade names, including, without limitation, use of the trade names (but not including the Non-SKG Mark) on stationery, business documents, and business cards; (ii) to use Licensed Marks (but not including the Non-SKG Mark, except as expressly set forth in the immediately following sentence) on and in connection with Licensed Goods and Licensed Services; (iii) to use the Licensed Domain Names in connection with websites dedicated exclusively to Licensed Goods and/or Licensed Services; and (iv) to use the Licensed Marks (but not including the Non-SKG Mark) in the other manners expressly set forth herein (provided that Spielberg Entity shall not and shall have no right to exercise the licenses granted in the preceding subsections (ii), (iii) and (iv) itself, and shall only have the right to grant Holding Company a Sublicense of such rights as set forth in Paragraph 2(f)).  The license granted in the preceding sentence includes the right to use the Non-SKG Mark in presentation credits, one-sheet billing blocks, and press releases for Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures, and in other contexts as may be approved by DWA in writing from time to time, and in other contexts in which the former DreamWorks Studios generally used the Non-SKG Mark in the ordinary course of business prior to the Effective Date.  For avoidance of doubt, and notwithstanding anything to the contrary herein, (i) any use by Spielberg Entity or any Sublicensee of the word “DreamWorks” as part of a logo or design mark must be accompanied with (and such logo or design mark must incorporate) “SKG” as shown in the registrations listed on Schedule A, and (ii) neither Spielberg Entity nor any Sublicensee shall have the right to use the Non-SKG Mark in any context(s) in which the former DreamWorks Studios generally used a trademark, service mark or trade name incorporating both “DreamWorks” and “SKG” in the ordinary course of business prior to the Effective Date.  In addition, as part of the Holding Company Sublicense granted pursuant to Paragraph 2(f), Spielberg Entity may grant Holding Company a license to use the Licensed Marks (either alone or with the words “Studios,” “Studio,” “Pictures,” “Films,” or “Television”) as part of Holding Company’s corporate names and trade names, including, without limitation, use of the trade names (but not including the Non-SKG Mark) on stationery, business documents, and business cards.  The use of the Licensed Marks in connection with words other than “Studios,” “Studio,” “Pictures,” “Films,” or “Television” by Spielberg Entity or Holding Company shall require the prior written consent of DWA.  The right and license granted to Spielberg Entity hereunder shall be exclusive only as to the use of the Licensed Marks on or in connection with (1) Licensed Goods which are based on and feature as the primary element of ornamentation and/or design (A) scenes and/or characters from Licensee Live-Action Motion Pictures or (B) the title or logo of a Licensee Live-Action Motion Picture, and (2) the Licensed Services as applicable to Licensee Live-Action Motion Pictures.  The right and license granted to Spielberg Entity hereunder shall be non-exclusive in all other respects, including as to all other Licensed Goods and Licensed Services.  As set forth above, the license granted to Spielberg Entity hereunder includes the right to use and sublicense Holding Company to use the Licensed Marks outside the DWA Registered Territory; provided, however, that notwithstanding anything to the contrary in this License Agreement or otherwise, DWA’s obligations hereunder with respect to the Licensed Marks, including DWA’s obligations with respect to maintenance and enforcement of the Licensed Marks and DWA’s indemnification obligations, shall apply only to use in the DWA

Registered Territory within the DWA Registered Trademark Rights, and any other use or sublicensing of the Licensed Marks by Spielberg Entity, including any use or sublicensing outside the DWA Registered Territory, shall be at Spielberg Entity’s sole risk.  For avoidance of doubt, Spielberg Entity may also permit (directly or through Holding Company) Reliance Entity and Disney (as defined in Section 2(f)) to display the Licensed Marks to reference Holding Company in connection with accurate descriptions of Holding Company’s relationship with Reliance Entity and/or Disney (as applicable) in Reliance Entity’s and Disney’s corporate documentation and corporate publicity including, without limitation, Reliance Entity’s and Disney’s contracts, annual reports, and communications to shareholders and the general business community, and on the sections of Reliance Entity’s and Disney’s general corporate website(s) devoted to partner/alliance relationships; provided that, (x) for avoidance of doubt, Reliance Entity shall have no right to use any Licensed Mark as a trademark or service mark, or as a trade name other than in reference to Holding Company, and Disney shall have only those rights with respect to the Licensed Marks expressly granted under the Disney Distribution Agreement, and (y) Spielberg Entity shall ensure (and shall require Holding Company to ensure) that all display of Licensed Marks by Reliance Entity and/or Disney shall be in the same manner (including with respect to size, prominence and placement) as that used for Reliance Entity’s and Disney’s display of other partner trade names and logos.
(b)           Notwithstanding Spielberg Entity’s exclusivity as set forth above, DWA shall retain the right to use the Licensed Marks in connection with (i) Live-Action Motion Pictures intended for family audiences; (ii) live-action online/digital family content; (iii) all services related to the production, distribution or other exploitation of Live-Action Motion Pictures intended for family audiences and live-action online/digital family content; and (iv) all other goods and services based on, incorporating or otherwise related to Live-Action Motion Pictures intended for family audiences and live-action online/digital family content; provided, however, that DWA shall not use a trademark that combines the word “DreamWorks” with the words “Studios,” “Studio,” “Pictures,” “Films,” or “Television” unless DWA includes “Animation” or another word in between “DreamWorks” and any of  “Studios,” “Studio,” “Pictures,” “Films,” or “Television” (e.g., DWA may use “DreamWorks Animation Television” or “DreamWorks Family Television” but not “DreamWorks Television”).  DWA shall retain the right to license others to use the Licensed Marks in connection with its distribution agreements (e.g., its Paramount distribution agreement), subdistribution agreements, and promotion agreements, and all services related to the production, distribution or other exploitation of DWA’s Live-Action Motion Pictures intended for family audiences and live-action online/digital family content and all other goods and services based on, incorporating or otherwise related to Live-Action Motion Pictures intended for family audiences and live-action online/digital family content, but DWA will not sublicense any third party to use any Licensed Marks in connection with the production  and distribution of such third party’s Live-Action Motion Picture intended for family audiences.  DWA shall consult in good faith with Spielberg Entity prior to using the Licensed Marks in connection with a family-oriented Live-Action Motion Picture pursuant to this Paragraph 2(b).

(c)         Notwithstanding anything to the contrary herein, Spielberg Entity acknowledges and agrees that the rights granted to Spielberg Entity under this License Agreement are subject to the following preexisting rights of third parties (and that DWA shall not be in breach of any of its representations, warranties or other obligations under this License Agreement as a result of such preexisting rights): (i) UMG Recordings, Inc. has been granted an exclusive license to use “DreamWorks Records” as more fully set forth in the License Agreement dated as of January 8, 2004, between DreamWorks LLC and UMG Recordings, Inc., and (ii) Paramount Pictures Corporation, as DreamWorks LLC’s successor-in-interest as a result of Paramount Pictures Corporation’s purchase of DreamWorks LLC, shall have the right to use “DreamWorks” and/or the Licensed Marks as more fully set forth in the License Agreement dated as of October 27, 2004, between DreamWorks Animation LLC and DreamWorks LLC.
(d)         Notwithstanding anything in this License Agreement to the contrary, the right and license granted to Spielberg Entity hereunder does not include the right to (and Spielberg Entity shall not) use or sublicense any third party to use the Licensed Marks in connection with:
  (i) any Video Game for any online platform (or any online functionality included in any other platform) that (A) permits ten (10) or more users (in the aggregate including all rooms, worlds and areas associated with such Video Game) in different physical locations to interact in real time using animated avatars in a virtual world, or (B) includes features of a persistent virtual world (i.e., a virtual world that continues to change and develop even while some users are not playing, or where user-initiated changes to the virtual world or to a user’s avatar persist beyond one play session (i.e., a single period of uninterrupted play)), including, without limitation, any “massively multiplayer online game” or other persistent or partially-persistent online game or community (including, by way of example only and without limitation, games with interactive or persistent features or functionality similar to Second Life, World of Warcraft, Club Penguin or Webkinz) (collectively “Interactive/Persistent Online Games”) (provided that, for avoidance of doubt, clause (B) of this subsection (i) will not prohibit use or sublicensing of the Licensed Marks in connection with Video Games that permit the user to create an animated avatar which can be used more than once (such as the animated avatars users create to play Wii) as long as enhancements, add-ons or modifications made to such avatar during play do not persist beyond one play session; or
  (ii) Video Games for any online platform that are not Interactive/Persistent Online Games (“Non-Interactive/Persistent Online Games”) except solely in connection with the promotion of Theatrical Exhibition of a Licensee Live-Action Motion Picture or Licensee Hybrid Motion Picture during the period commencing three (3) months before the initial Theatrical Exhibition of the Motion Picture and continuing through the initial video distribution window, but not longer than three (3) months after the initial home video (e.g., DVD, Blu-Ray disc) release of the Motion Picture; and provided further that Spielberg Entity may only use (or sublicense) the Licensed Marks in connection with (A) such Non-Interactive/Persistent Online Games on online platforms that are solely promotional and non-income-producing (except that the website that hosts the applicable Non-Interactive/Persistent Online Games may contain advertising), and (B) no more than two (2) Non-Interactive/Persistent Online Games for each Licensee Live-Action Motion Picture or Licensee Hybrid Motion Picture (provided that, for avoidance of doubt, this subsection (ii) will not prohibit use or sublicensing of the Licensed Marks in connection with Video Games for non-online platforms that include an element of online functionality as long as such Video Games for non-online platforms are not Interactive/Persistent Online Games).

(e)         Holdbacks. Spielberg Entity will ensure that Holding Company does not commence or authorize the commencement of the initial Theatrical Exhibition of any Similar Theatrical Motion Picture under any Licensed Marks in any territory during any Holdback Period in such territory.  With respect to each DWA Event Picture, the “Holdback Period” in each applicable territory (i.e., in the Domestic Territory and in each International Territory) is the period commencing on the first day of the Weekend prior to the Release Date of such DWA Event Picture in such territory and continuing throughout and including the Weekend following such Release Date (e.g., if the DWA Event Picture is being released on a (i) Friday, then the Holdback Period commences two Wednesdays before such Friday and ends two Sundays after such Friday; (ii) Wednesday, then the Holdback Period commences on the Wednesday one week before such Wednesday and ends two Sundays after such Wednesday).  In addition, Spielberg Entity will ensure that Holding Company does not commence or authorize the commencement of the initial Theatrical Exhibition of any Major Release under any Licensed Marks in any territory (i.e., in the Domestic Territory and in each International Territory) on the same Weekend as the Release Date for a DWA Event Picture in such territory.  The holdback obligation described in the previous sentence is conditioned on DWA providing Spielberg Entity at least twelve (12) months’ prior notice of the scheduled Release Date for a DWA Event Picture in the Domestic Territory and each International Territory.  If DWA changes a Release Date after the date that is twelve (12) months before the scheduled Release Date in the applicable territory and Holding Company had already set the Release Date for one of its Motion Pictures to comply with this Paragraph 2(e) based on the Release Date originally set forth in DWA’s notice, Spielberg Entity shall not be obligated to require Holding Company to change such previously set Release Date to comply with the provisions of this Paragraph 2(e) based on DWA’s revised Release Date.  In addition, Spielberg Entity agrees that it will ensure that Holding Company consults in good faith with DWA prior to scheduling the initial Theatrical Exhibition of a Motion Picture under any Licensed Marks that is rated “PG-13” (or a materially equivalent rating in the event of any changes to the ratings system) in the Domestic Territory and in each of the International Territories during the period one (1) Weekend on either side of the applicable Release Date of each DWA Event Picture in the Domestic Territory and in each of the International Territories, respectively; provided that, if Holding Company determines in its good faith business judgment after such consultation with DWA to proceed with the initial Theatrical Exhibition of such Motion Picture during such period, Spielberg Entity will not be deemed to have violated the provisions of this  Paragraph 2(e).  DWA acknowledges that in certain International Territories, such holdback restrictions may be inappropriate or impracticable to enforce due to differences in ratings’ categories and, accordingly, the parties will attempt to accomplish as closely as possible their agreement with respect to the holdback restrictions as set forth in this Paragraph 2(e) in any such International Territory, taking into account such differences in ratings’ categories.
(f)          Sublicenses.  Spielberg Entity shall have the right during the Term to sublicense, solely through a written sublicense in the form shown in Schedule D attached hereto, the rights granted herein with respect to the Licensed Marks only to Holding Company (the “Holding Company Sublicense”).  As set forth in Schedule D, Holding Company shall have the right to grant further sublicenses to (i) Walt Disney Company (“Disney”) for the distribution of Motion Pictures worldwide (the “Disney Distribution Agreement”); (ii) Reliance Big Entertainment Ltd. (“Reliance Big,” and together with Disney, the “Distributors”) for distribution of Motion Pictures in India and the Reliance Expatriate Territory (but with respect to the Reliance Expatriate Territory only for Permitted Dubbed Versions) (the “Reliance Distribution Agreement,” and together with the Disney Distribution Agreement, the “Distribution Agreements”); and/or (iii) consumer products and promotional partner sublicensees, in each case subject to the terms and conditions set forth in this License Agreement (each, a “Consumer Products Sublicense”).   Holding Company may also, with DWA’s prior written approval in each case, enter into additional distribution agreements that contain sublicenses of the Licensed Marks, and any such additional approved distribution agreements shall be included in “Distribution Agreements” for all purposes under this License Agreement.  DWA has pre-approved Paramount Pictures, Universal Pictures, Twentieth Century Fox, Columbia Pictures, and Warner Brothers as distributors for purposes of the preceding sentence.  The Distribution Agreements and each and every Consumer Products Sublicense shall contain at least the terms set forth in Schedule E and shall otherwise comply with the terms of this License Agreement (including, without limitation, Schedule D).  Holding Company (if it is granted a sublicense by Spielberg Entity) and all sublicensees of Holding Company are referred to in this License Agreement, individually and collectively, as “Sublicensees,” and the Holding Company Sublicense and all sublicenses granted by Holding Company (including the Distribution Agreements and Consumer Products Sublicenses) are referred to in this License Agreement, individually and collectively, as “Sublicenses.”  Without limitation of the foregoing, each and every Sublicense shall automatically terminate (except for the permitted continued use of the Licensed Marks as expressly set forth in Paragraph 3(c) below) upon any termination or expiration of this License Agreement.  Any changes to the form of Holding Company Sublicense shown in Schedule D, or any deviation from the terms set forth in Schedule E, shall require DWA’s prior written consent, including, without limitation, any changes to the provisions in any Sublicense related to automatic termination of such Sublicense.  Spielberg Entity agrees that the maximum length of the term of each Consumer Products Sublicense shall be consistent with and no longer than the average length of the terms of the sublicense agreements (including any mandatory extensions thereof, if any) actually entered into by the prior DreamWorks LLC under the 2004 License Agreement in connection with the same or similar  Licensed Goods.  Spielberg Entity agrees that each Sublicensee shall be a reputable company capable of performing the Licensed Services and/or producing the Licensed Goods bearing the Licensed Marks under its Sublicense of the same general level of quality as under license agreements between DWA and third parties prior to the Effective Date of this License Agreement.  Spielberg Entity shall provide DWA with the names and addresses of all Sublicensees and the subject matter of each Sublicense.  At DWA’s request, Spielberg Entity shall provide DWA a copy of each Sublicense promptly following execution.  Spielberg Entity shall ensure that its Sublicensees comply with the terms of all Sublicenses, and any breach of a Sublicense by a Sublicensee shall be deemed a breach by Spielberg Entity of this License Agreement.  DWA shall be an express third party beneficiary of all Sublicenses with respect to the provisions of such Sublicenses related to the Licensed Marks and shall have the right to enforce such provisions of all Sublicenses to the same extent as if DWA were a party to such Sublicenses. Without limitation of the generality of the foregoing, in the event that Spielberg Entity or Holding Company becomes aware that any Consumer Products Sublicensee has materially breached any provision of the applicable Consumer Products Sublicense related to the Licensed Marks, Spielberg Entity shall promptly issue (or, as applicable, cause Holding Company to issue) a thirty (30) day termination notice to such Sublicensee, and if such Sublicensee does not cure such breach within thirty (30) days of such notice, Spielberg Entity shall (or, as applicable, shall cause Holding Company to) immediately terminate the applicable Consumer Products Sublicense.  In the event that Spielberg Entity or Holding Company becomes aware that any Distributor has materially breached the terms of any Distribution Agreement related to the Licensed Marks, Spielberg Entity shall promptly issue (or cause Holding Company to issue) a notice to such Distributor specifying such breach and take appropriate steps to enforce the terms of the applicable Distribution Agreement and protect the Licensed Marks.  If such Distributor does not cure such breach of the Distribution Agreement within thirty (30) days of such notice,

Spielberg Entity shall (or shall cause Holding Company to) either immediately terminate such Distributor’s right to use the Licensed Marks, suspend such Distributor’s right to use the Licensed Marks until such time as the breach is cured, or meet in person with such Distributor in order to resolve such Distributor’s non-compliance.  If such Distributor still has not cured the breach of the Distribution Agreement within sixty (60) days of the original notice, Spielberg Entity shall (or shall cause Holding Company to) either immediately terminate such Distributor’s right to use the Licensed Marks or suspend such Distributor’s right to use the Licensed Marks until such time as the breach is cured.  If such Distributor still has not cured the breach of the Distribution Agreement within ninety (90) days of the original notice, Spielberg Entity shall (or shall cause Holding Company to) immediately terminate such Distributor’s right to use the Licensed Marks.  Except as expressly set forth in this Paragraph 2(f), Spielberg Entity and Holding Company shall have no right to sublicense any of the rights or licenses granted under this License Agreement, and any attempt by Spielberg Entity or Holding Company to grant a Sublicense other than as expressly permitted by this Paragraph 2(f) shall be void and shall convey no rights to the purported Sublicensee with respect to the Licensed Marks.
(g)         Additions to DWA Registered Territory.  This License Agreement shall be automatically amended to add jurisdictions to the DWA Registered Territory (with respect to the Licensed Goods and the Licensed Services for which DWA obtains trademark registrations in the applicable jurisdictions only) in the event that DWA obtains additional trademark registrations in the Licensed Marks through new registrations in jurisdictions not already included on Schedule A.  Spielberg Entity may request in writing DWA’s agreement to amend the Licensed Goods in Schedule B to add goods and such agreement will not be unreasonably withheld (provided that Spielberg Entity agrees that it will not be unreasonable for DWA to withhold DWA’s agreement to add (i) any goods related to Animated Motion Pictures, (ii) any goods not based on and featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures or Licensee Hybrid Motion Pictures, or (iii) any goods with respect to which DWA has granted or commenced preparations to grant a license to use any Licensed Marks to a third party on an exclusive basis).  Upon any amendment, Spielberg Entity may cause all pertinent Sublicenses to be amended to reflect any additions to Schedules A and/or B.
(h)         Spielberg Exclusivity.  During the Term, Spielberg agrees to be exclusive to DWA with respect to the development, production, distribution and/or other exploitation (including, without limitation, Spielberg’s personal directing, producing, writing, etc. services) of Animated Motion Pictures (other than Motion Pictures based on the “Tintin” stories and characters created by the author Hergé); provided, however, that Spielberg may render direction, production, writing or similar services with respect to an Animated Motion Picture fully-funded by Spielberg, Reliance and/or a third party only (a “Spielberg Animated Picture”), so long as such Spielberg Animated Picture is exclusive to DWA with respect to all distribution and/or other exploitation.  Spielberg and/or Spielberg Entity may approach DWA for funding for an Animated Motion Picture, but regardless of whether Spielberg and/or Spielberg Entity approaches DWA for such funding, during the Term, neither Spielberg nor Spielberg Entity will (i) take such Animated Motion Picture to or set up such Animated Motion Picture with another person or entity, or (ii) unless otherwise agreed by DWA in writing, render any services on such Animated Motion Picture except in the event it is fully-funded by Spielberg, Reliance and/or a third party only as a Spielberg Animated Picture as described in the immediately preceding sentence.  If Spielberg or Spielberg Entity delivers (as such term is customarily understood with respect to distribution in the entertainment industry) a fully-financed and completed Spielberg Animated Picture to DWA, DWA agrees to release such Animated Motion Picture on terms to be negotiated in good faith by the parties subject to any then-existing DWA distribution arrangement(s) with a third party(ies) which are deemed pre-approved by Spielberg and Spielberg Entity; provided, however, that if the parties do not or cannot agree on such terms, such Spielberg Animated Picture will not be distributed in any manner during the Term.
 (i)         Spielberg Entity acknowledges that DWA has pre-existing contractual arrangements with its third party strategic partners McDonalds, Intel and Hewlett-Packard that may limit DWA’s ability to license the Licensed Marks to Spielberg Entity, and to permit Spielberg Entity to grant Sublicenses with respect to the Licensed Marks, for certain uses, as described in Schedule I.  Spielberg Entity hereby agrees that the rights and license granted to Spielberg Entity under this License Agreement shall be subject to the terms of DWA’s pre-existing contractual arrangements with its strategic partners as described in Schedule I, including any extensions and renewals of such arrangements (and that DWA shall not be in breach of any of its representations, warranties or other obligations under this License Agreement as a result of such pre-existing contractual arrangements).  In the event that Spielberg Entity or any Sublicensee wishes to use any Licensed Marks for any Licensed Good or Licensed Service in a manner that would conflict with DWA’s pre-existing contractual arrangements, DWA will use reasonable commercial efforts to assist Spielberg Entity to secure permission for such use from the applicable third party strategic partner.
3.           Termination, Etc.
(a)         The Term of this License Agreement shall commence on the Effective Date and, unless terminated sooner pursuant to Paragraph 3(b), shall continue thereafter until the first to occur of (a) the initial Release Date of the thirtieth (30th) Motion Picture produced (or co-produced), acquired, distributed or released by or for Holding Company, or (b) the sixth (6th) anniversary of the Effective Date.
(b)         This License Agreement may be terminated in its entirety by Spielberg Entity at any time upon notice to DWA.  This License Agreement may be terminated in its entirety by DWA (i) at any time on or after the fourth (4th) anniversary of the Effective Date, provided that DWA gives Spielberg Entity at least sixty (60) days’ prior notice of such termination,  (ii) immediately upon notice to Spielberg Entity in the event of a material breach by Spielberg Entity that remains uncured for a period of thirty (30) days after DWA provides written notice to Spielberg Entity of such claimed material breach, (iii) immediately upon notice to Spielberg Entity in the event of a material breach by Spielberg Entity of any provision of Paragraphs 2(e), 6(a) or 6(d), or a material breach by Spielberg of Paragraph 2(h), (iv) immediately upon notice to Spielberg Entity in the event of a material breach by Spielberg Entity of any provision of Paragraphs 6(b), 6(c), 6(e), 6(f) or 6(g) that remains uncured for a period of five (5) days after DWA provides written notice to Spielberg Entity of such claimed material breach, (v) immediately upon notice to Spielberg Entity in the event that Spielberg ceases to have Greenlight Authority over each and every Motion Picture financed, produced, acquired and/or released by Holding Company, (vi) immediately upon notice to Spielberg Entity in the event that Spielberg does not exercise Greenlight Authority during any period of twenty-four (24) consecutive months with respect to at least one Motion Picture for Theatrical Exhibition or one Television Motion Picture, in each case that is produced or acquired by Holding Company and is released under the Licensed Marks, (vii) immediately upon notice to Spielberg Entity in the event that Spielberg dies or Spielberg has a physical or mental incapacity that impairs his ability to exercise Greenlight Authority over each and every Motion Picture financed, produced, acquired and/or released by Holding Company for a period of three (3) months or longer, (viii) immediately upon notice to Spielberg Entity in the event that that (A) any Licensee-Related Entity undergoes a Change of Control, (B) Spielberg Entity is no longer solely and wholly owned and controlled by Spielberg, (C) DW II Management, LLC is no longer managed by and more than seventy-five percent (75%) owned by DW II Management, LP, (D) Spielberg Entity is no longer the sole general partner of DW II Management, LP, or entities solely owned and controlled by Spielberg are no longer the sole owners of DW II Management, LP; or (E) any of DreamWorks II Financial Services, Co., LLC, DreamWorks II Distribution Co., LLC, DreamWorks II Production Co., LLC, or DreamWorks II Development Co., LLC is no longer solely and wholly owned and controlled by DreamWorks II Holding Co., LLC; (ix) immediately upon notice to Spielberg Entity in the event that (A) Holding Company has not acquired funding of at least $325,000,000 by the initial official launch of Holding Company, (B) Reliance Entity does not fund Holding Company by the initial official launch of Holding Company, (C) Reliance Entity ceases to beneficially own at least twenty-five percent (25%) of the outstanding equity securities of Holding Company, or (D) any entity or person other than Reliance Entity or DW II Management, LLC becomes the beneficial owner of a ten percent (10%) or greater equity interest in Holding Company without the prior written approval of DWA, (x) immediately upon notice to Spielberg Entity in the event that (A) any Licensee-Related Entity (other than Reliance Entity) files any petition under any bankruptcy, insolvency or similar laws, (B) any involuntary petition under any bankruptcy or similar statute is filed against any Licensee-Related Entity (other than Reliance Entity) or a receiver or trustee is appointed to take possession of all or a substantial part of any Licensee-Related Entity’s (other than Reliance Entity’s) assets, (C) any Licensee-Related Entity (other than Reliance Entity) makes a general assignment for the benefit of creditors or becomes unable to meet its obligations as they mature, or (D) any Licensee-Related Entity’s (other than Reliance Entity’s) financial condition becomes such as to materially impair or to be reasonably likely to materially impair its performance in accordance with the terms and conditions of this License Agreement.  Spielberg Entity shall promptly provide written notice to DWA of the occurrence of an event set forth in this Paragraph 3(b)(v) through (x).  In the event of termination of this License Agreement in its entirety by DWA under this Paragraph, all Sublicenses shall automatically terminate by their terms as required by Paragraph 2(f) above (other than as expressly set forth in Paragraph 3(c)), Spielberg Entity will cease (and will cause all Sublicensees to cease) all further use of the Licensed Marks except as expressly permitted hereunder, and Spielberg Entity will take such steps (and cause Holding Company to take such steps) as are necessary to change its corporate names and trade names to ones that do not include any Licensed Mark, to cease use of any domain names containing any Licensed Mark, and to delete all listings of its corporate names and trade names in directories, databases, indices, and other public and private listings, all as soon after termination as commercially possible.  In the event that the License Agreement expires pursuant to Paragraph 3(a) or terminates because DWA exercised its right to terminate pursuant to this Paragraph 3(b) other than for Spielberg Entity’s material breach pursuant to any of Paragraphs 3(b)(ii)-(iv) (a “Non-Breach Termination”), DWA agrees that Holding Company or Holding Company’s successor(s)-in-interest may use the Licensed Marks in connection with Completed Films, but only in the manner set forth in Paragraph 3(c) below, and provided that, notwithstanding anything to the contrary in this License Agreement, the parties acknowledge and agree that there shall not be more than thirty (30) Completed Films in the aggregate.
(c)         Following any Non-Breach Termination, and subject to all of Spielberg Entity’s obligations under this License Agreement and Holding Company’s obligations under the Holding Company Sublicense, Holding Company may (i) continue to exercise the rights and licenses granted under the Holding Company Sublicense to use the Licensed Marks in connection with any of the following activities, to the extent such activities are included in Licensed Services: (1) distributing or exhibiting any Completed Film; (2) releasing or re-releasing any Completed Film; (3) editing any Completed Film for television Exhibition, DVD Exhibition, or Exhibition in any other media, now known or hereafter developed, or for purposes of territorial distribution, and dubbing or sub-titling any Completed Film into a different language, or for reasons of public taste, or for legal reasons, including but not limited to a claim or the threat of a claim that such Completed Film without such editing might infringe the rights of any third party, and then releasing, distributing, and exhibiting such edited Completed Film; (4) using the Licensed Marks for attribution purposes only, solely to the extent necessary to indicate the fact that such Completed Film was produced and/or distributed by Holding Company, or (5) using and authorizing the use of phrases such as “Based on the Film ________ Produced [or Presented] by DreamWorks Pictures [or

DreamWorks Studios or DreamWorksFilms]” (provided that only one such construction may be used for all Completed Films) for attribution purposes only, solely to the extent required to indicate the relationship between a Completed Film and any sequel to or remake of a Completed Film, and provided that no Licensed Marks are used in connection with such sequel or remake other than as required to indicate such relationship; (ii) for a period of six (6) months after the date of expiration or termination (the “Tail Period”), continue to enter into Consumer Products Sublicenses with respect to Licensed Goods based on and featuring as the primary element of ornamentation and/or design scenes and/or characters from a Completed Film; and (iii) for the remainder of the then-current term (without any extension or renewal) of any Consumer Products Sublicenses entered into during the Term of this License Agreement or during the Tail Period, continue to distribute, advertise and promote Licensed Goods pursuant to such Sublicenses.  Except as expressly set forth in this Paragraph 3(c), following any termination or expiration of this License Agreement, Spielberg Entity and Holding Company shall immediately cease and cause their respective Sublicensees to cease all use of the Licensed Marks, including, without limitation, all Exhibition of Motion Pictures under the Licensed Marks, all sales and distribution of any goods or services under the Licensed Marks, and all use of any domain names containing any Licensed Marks.  The following sections of this License Agreement shall survive any termination or expiration:  1, 3(c), 6(a)-(e), 9(c), 9(d), 10 and 11.  In addition, (A) all limitations, restrictions and other terms of this Agreement applicable to Spielberg Entity’s or any Sublicensee’s continued use of any Licensed Marks after expiration or termination pursuant to this Paragraph 3(c) shall survive during the period of such continued use, and (B) Spielberg Entity shall remain responsible for enforcing the provisions of any Sublicenses applicable to the Licensed Marks to the extent that such provisions survive the termination or expiration of such Sublicenses.
4.           Attribution Notice; Usage Guidelines.
Spielberg Entity agrees that in connection with any use of the Licensed Marks under this License Agreement, it will comply with, and will cause all Sublicensees to comply with, such usage guidelines regarding the use and display of the Licensed Marks, including, without limitation, with respect to notices regarding DWA’s ownership of the Licensed Marks, as DWA may reasonably require from time to time (provided that any changes that DWA makes to its usage guidelines in effect as of the Effective Date will be reasonable and will not materially impair Holding Company’s or its Sublicensees’ use of the Licensed Marks). Without limitation of Paragraph 2(f), Spielberg Entity agrees that it will include (and will cause Holding Company to include) in any Sublicense a requirement that all Sublicensees will comply with such guidelines and use such notices as may be reasonably required by DWA.
5.           Further Assurances, Etc.
(a)           DWA shall take such steps as DWA determines are reasonably necessary under the laws of the various jurisdictions in the DWA Registered Territory, as the DWA Registered Territory may be amended from time to time in the manner set forth in Paragraph 2(g), to record this License Agreement, at DWA’s sole expense, in order to facilitate Holding Company’s and the other Sublicensees’ use of the Licensed Marks and enable DWA to enforce the Licensed Marks.  If Spielberg Entity or Holding Company has a bona fide intent to use or grant a Sublicense to use the Licensed Marks in a particular jurisdiction where applicable law requires recordal of trademark license agreements and DWA has not previously recorded this License Agreement in such jurisdiction, then Spielberg Entity may request that DWA record the License Agreement in such jurisdiction, and DWA will not unreasonably refuse such request.  DWA shall have no obligation to record this License Agreement in any jurisdiction outside the DWA Registered Territory.

(b)           Spielberg Entity will (and will require its Sublicensees to) execute such documents and to take such steps, at Spielberg Entity’s sole expense, including, without limitation, by making available to DWA and its counsel documents, information, and witnesses, as may be required by DWA to perfect, confirm, acknowledge, or record this License Agreement in any jurisdiction, to enforce the Licensed Marks as provided in Paragraph 8 below, or otherwise to effectuate the purposes of this License Agreement.
6.           Acknowledgment of DWA’s Ownership of Licensed Marks, Etc.
(a)         Spielberg Entity acknowledges and agrees that DWA owns all right, title and interest in and to the Licensed Marks throughout the world, that Spielberg Entity will acquire no ownership interest in or to the Licensed Marks under this License Agreement, and that Spielberg Entity’s interest in the Licensed Marks is limited solely to the license interest conferred by the license expressly granted under this License Agreement.  There are no implied licenses under this License Agreement.  Spielberg Entity further acknowledges and agrees that all uses of the Licensed Marks by it under this License Agreement and by all Sublicensees under all Sublicenses inure and shall inure to the benefit of DWA and that all goodwill in the Licensed Marks is and shall be owned by DWA.
(b)         Spielberg Entity agrees that it will not file, and that it will cause all Sublicensees not to file, any applications to register any Licensed Marks, or any other mark that consists of, colorably imitates, or is confusingly similar to any of the Licensed Marks or any other DreamWorks Marks, in the DWA Registered Territory or in any jurisdiction outside the DWA Registered Territory.  Spielberg Entity agrees that it will not register, and that it will cause all Sublicensees not to register, any domain name that includes any Licensed Marks or that consists of, colorably imitates, or is confusingly similar to any of the Licensed Marks or any other DreamWorks Marks, in the DWA Registered Territory or elsewhere in the world.
(c)         Spielberg Entity agrees that, except as specifically permitted hereunder, it will make no use, and will cause all Sublicensees to make no use, of any mark that consists of, colorably imitates, or is confusingly similar to, any of the Licensed Marks or any other DreamWorks Marks.
(d)         Spielberg Entity agrees that it will not challenge, or assist any third party, including, without limitation, any Sublicensee, to challenge, the validity of the Licensed Marks or any other DreamWorks Marks or DWA’s ownership thereof or the enforceability of DWA’s rights therein.  Spielberg Entity agrees that it will include in each Sublicense a provision that each Sublicensee will not challenge, or assist any third party to challenge, the validity of the Licensed Marks.
(e)           Spielberg Entity agrees that it will not, and will cause all Sublicensees not to, alter or modify any Licensed Marks, or combine any Licensed Marks with any other trademark in a manner that creates or may reasonably be deemed to create a composite mark.

(f)           Without limitation of anything else in this Paragraph 6, Spielberg Entity shall not, and shall cause its Sublicensees not to, use or display any Licensed Mark with any Disney Mark, including, without limitation, by using or displaying any Licensed Mark on or in any product, advertising or marketing material, packaging or label, signage or display on or in which any Disney Mark also appears.  Notwithstanding the preceding sentence, Spielberg Entity may permit Holding Company or Disney (if Disney is a Sublicensee) to display (i) a Walt Disney distribution credit in a form substantially similar to one of the following: “Distributed by WALT DISNEY STUDIOS MOTION PICTURES” or “Distributed by WALT DISNEY MOTION PICTURES” or “Distributed by WALT DISNEY STUDIOS” (each a “Disney Distribution Credit”), only in conjunction with the Touchstone logo in a manner substantially similar to that shown on the attached Schedule F (including with respect to the relative proportions of the Disney Distribution Credit and the Touchstone logo), on or in (A) Video game and DVD packaging that displays Licensed Marks as otherwise permitted under this License Agreement, and (B) paid advertising for Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures marketed or distributed under Licensed Marks as otherwise permitted under this License Agreement, including in-theater “standees” for such Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures; (ii) a Disney Distribution Credit in the end of the end crawl of Licensee Live-Action Motion Pictures in a manner consistent with the use of such distribution credit in Touchstone Live-Action Motion Pictures released prior to the Effective Date (such as “Swing Vote”); (iii) Disney Marks and Licensed Marks (as otherwise permitted under this License Agreement) in presentation booklets and similar marketing materials used to offer both Disney Motion Pictures and Licensee Live-Action Motion Pictures and/or Licensee Hybrid Motion Pictures to buyers and potential buyers of such Motion Pictures; and (iv) Disney Marks and Licensed Marks (as otherwise permitted under this License Agreement) on convention or tradeshow booth/suite signage displayed at, and marketing materials distributed at, conventions or tradeshows where Disney showcases both Disney Motion Pictures and Licensee Live-Action Motion Pictures and/or Licensee Hybrid Motion Pictures.
(g)           For avoidance of doubt, Paragraph 6(f) will not prevent Holding Company and its Sublicensees from selling Licensed Goods that bear Licensed Marks in retail stores owned and operated by the Walt Disney Company, or retail stores and online portals and catalogs operated under Disney Marks, provided that such Licensed Goods (and any related advertising or marketing material, packaging and label, signage and display, and other material) do not bear, display or otherwise use any Disney Mark, except to the extent expressly permitted under Paragraph 6(f).  In addition, Paragraph 6(f) will not prevent Holding Company from exhibiting, advertising, marketing or promoting Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures on ESPN, the Disney Channel, ABC or ABC Family as otherwise permitted by this License Agreement.

7.           Quality Control.
(a)         Spielberg Entity agrees to consult (and to cause Holding Company to consult) in good faith with DWA prior to the use of the Licensed Marks in connection with any Licensed Goods and Licensed Services. Without limitation of the foregoing, Spielberg Entity shall not (and shall cause Holding Company not to) use any Licensed Marks in connection with any Television Motion Pictures without DWA’s approval in advance in writing, such approval not to be unreasonably withheld.  For avoidance of doubt, if DWA approves a television series, such approval shall apply to all episodes in such series, provided that the foregoing shall not limit Spielberg Entity’s or Holding Company’s quality control obligations with respect to all episodes in such series, nor shall it limit DWA’s rights to inspect and approve such quality as set forth in Paragraph 7(d).
(b)         Spielberg Entity agrees that it will use, and will cause all Sublicensees to use, the Licensed Marks only in connection with Licensed Goods and Licensed Services of such quality as will protect and enhance the goodwill, image and reputation adhering to the Licensed Marks, and, without limiting the generality of the foregoing, of a quality at least equal to that of similar goods and services provided or sold by DWA and DWA’s other licensees.  Licensed Goods and Licensed Services that are of a quality at least equal to that of similar goods and services provided or sold by DWA and DWA’s other licensees will be deemed to have met the foregoing quality requirement.
(c)         Spielberg Entity agrees to conform its uses, and to cause all Sublicensees to conform their uses, of the Licensed Marks under this License Agreement to the usage guidelines set forth in Schedule G attached hereto, which Schedule G may be amended by DWA from time to time through written notice to Spielberg Entity in the manner set forth in Paragraph 11(a) below (and provided that Spielberg Entity and its Sublicensees will be given a reasonable period of time in which to apply any such changes).  In the event that Spielberg Entity wishes to use or permit any Sublicensee to use the Licensed Marks in a manner that deviates from the usage guidelines set forth in Schedule G attached hereto, Spielberg Entity shall seek approval from DWA in writing for such use.
(d)         DWA shall have the right to inspect and approve the quality of all Licensed Goods and Licensed Services in connection with which Spielberg Entity or any Sublicenses uses any Licensed Marks, and Spielberg Entity shall not (and shall ensure that its Sublicensees do not) use any Licensed Mark in connection with any Licensed Goods or Licensed Services that have been disapproved by DWA.  As requested by DWA, Spielberg Entity agrees to submit to DWA for review and approval a sample of any Licensed Goods in connection with which Spielberg Entity or any Sublicenses is using or intends to use any Licensed Marks, and a sample of any materials and information regarding any Licensed Services in connection with which Spielberg Entity or any Sublicensee is using or intends to use any Licensed Marks, which approval shall not be unreasonably withheld by DWA.  DWA’s failure to disapprove a sample in writing within 10 business days of receipt shall be deemed approval.  DWA agrees to specify in writing the reasons for its disapproval of any such sample in the applicable disapproval notice.  For avoidance of doubt, DWA’s inspection and approval rights as set forth in this Paragraph 7(d) are only to allow DWA to ensure that the Licensed Goods and Licensed Services meet the quality standards set forth in this License Agreement, and do not give DWA creative control over Holding Company’s Motion Pictures.  In addition, Spielberg Entity and Holding Company will not be required to submit Motion Pictures intended for initial Theatrical Exhibition for approval by DWA, [***].

NOTE: CERTAIN MATERIAL HAS BEEN REDACTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2. THE LOCATIONS OF THESE REDACTIONS ARE INDICATED THROUGHOUT THE DOCUMENT BY THE FOLLOWING MARKING: [***]

(e)         Spielberg Entity shall ensure that once DWA has approved any sample pursuant to Paragraph 7(d), the applicable Licensed Goods and Licensed Services will not thereafter materially deviate from the sample approved by DWA.
(f)          Spielberg Entity shall, and shall cause each Sublicensee to, (a) conduct its business in accord with the highest business and ethical standards (provided that a Sublicensee shall be deemed to have satisfied this standard if it complies with standards at least equivalent to those that DWA requires of its own third party licensees), and in a manner that reflects positively on the Licensed Marks; (b) not derogate DWA’s rights in the Licensed Marks or the value of the Licensed Marks; (c) take no action that would interfere with, diminish or tarnish those rights or value; (d) not engage in any unfair, anticompetitive or unlawful business practices in connection with any use of the Licensed Marks or the manufacturing, sale, marketing and distribution of any Licensed Goods or the performance of any Licensed Services under the Licensed Marks; (e) not use the Licensed Marks or conduct its business in any manner that infringes or misappropriates any third party’s trademark, copyright, patent, trade secret, privacy or publicity right, or other intellectual property or proprietary right, or that is defamatory or obscene; and (f) comply with all applicable local, state and federal laws, regulations, rules, and ordinances governing its business in connection with any use of the Licensed Marks or the manufacturing, sale, marketing and distribution of any Licensed Goods or the performance of any Licensed Services under the Licensed Marks.  Spielberg Entity shall, and shall cause each Sublicensee to reasonably cooperate with and assist DWA to monitor and ensure Spielberg Entity’s and each Sublicensee’s compliance with this Paragraph 7(f).
8.           Enforcement; Expansion of Rights; Etc.
(a)         Spielberg Entity agrees to advise DWA promptly and in writing of any instances of possible infringement or dilution of, or unfair competition or cybersquatting regarding, the Licensed Marks in the DWA Registered Territory or elsewhere in the world that come to the attention of Spielberg Entity or Holding Company (collectively “Infringements”).  Upon receipt of such notification or at any time, DWA may take such action as it deems appropriate to protect the Licensed Marks, after consultation in good faith with Spielberg Entity if the Infringement is in the DWA Registered Territory and within the scope of the DWA Registered Trademark Rights  and relates to goods or services within the field of use of Spielberg Entity’s license hereunder (provided that the final decision of whether or not to take such action shall be in DWA’s sole discretion), including, without limitation, criminal, civil, or administrative proceedings and litigation, through counsel of DWA’s choice, which counsel shall be reasonably acceptable to Spielberg Entity if the Infringement is in the DWA Registered Territory and within the scope of the DWA Registered Trademark Rights and relates to goods or services within the field of use of Spielberg Entity’s license hereunder.  DWA shall have the sole right (but no obligation) to take any such action and shall have the sole right to control any litigation or other proceeding.  Where litigation or other proceeding by DWA involves an Infringement, the attorneys’ fees and other expenses of such litigation or other proceeding (collectively “Expenses”), and any sums obtained by way of judgment or settlement from such litigation or other proceeding (a “Recovery”), shall be allocated as follows: (i) if the Infringement involves only the Licensed Marks and only Licensed Goods or Licensed Services as to which Spielberg Entity has an exclusive license of the Licensed Marks, and Spielberg Entity has agreed that such action should be taken, Spielberg Entity shall reimburse DWA for all documented Expenses and shall keep any Recovery (and DWA agrees that any such reimbursed Expenses allocable to attorneys’ fees or other third party professional services shall be charged at hourly rates that do not deviate materially from the hourly rates that DWA pays to the applicable service providers in matters undertaken on its own behalf); and (ii) if the Infringement involves any DreamWorks Marks other than the Licensed Marks and/or any Licensed Goods or Licensed Services as to which Spielberg Entity has a non-exclusive license of the Licensed Marks, or if Spielberg Entity does not agree that such action should be taken, DWA shall bear all Expenses and shall keep any Recovery.  Where litigation by DWA against an Infringement also includes claims by Spielberg Entity based upon Spielberg Entity’s intellectual property rights or other rights unrelated to the Licensed Marks (e.g., Spielberg Entity’s rights in a Motion Picture), each of DWA and Spielberg Entity shall bear its own Expenses and shall keep any Recovery that pertain to the claims asserted by it, unless DWA and Spielberg Entity elect to assert their respective claims through the same counsel, in which case they shall agree in good faith regarding the allocation of Expenses and Recovery.  Nothing in this License Agreement imposes any obligations on DWA with respect to any infringement or dilution of, or unfair competition or cybersquatting regarding, the Licensed Marks outside the DWA Registered Territory or outside the scope of the DWA Registered Trademark Rights.
(b)         Spielberg Entity agrees (and will cause its Sublicensees to agree) at DWA’s request to be and, as necessary, to remain, the sole party or a joint party with DWA, and otherwise to cooperate with and assist DWA, in any litigation or other proceeding involving a claim based upon the Licensed Marks, including, without limitation, in the event that the substantive law of a particular jurisdiction requires Spielberg Entity or any Sublicensee to be a party, whether because the status of the recordation of an assignment, this Licensed Agreement or any related documents in that jurisdiction as of the time of the commencement of such litigation or other proceeding does not permit DWA to proceed without Spielberg Entity or such Sublicensee joining as a party, or for any other reason.  The allocation of Expenses and Recovery in litigation or other proceeding, in which Spielberg Entity or any Sublicensee must be a joint party with DWA, or a sole party, shall also be governed by Paragraph 8(a) above to the extent applicable.
(c)         DWA and Spielberg Entity agree that in connection with any litigation or other proceeding by DWA to which sub-Paragraph 8(a)(i) above applies, DWA shall not compromise the litigation in a manner that affects Spielberg Entity’s rights hereunder without good faith consultation with Spielberg Entity, and that in any other litigation by DWA, including, without limitation, any litigation to which sub-Paragraph 8(a)(ii) above applies, DWA may prosecute and compromise the litigation in its sole discretion.
(d)         Spielberg Entity may request DWA to file applications to register the Licensed Marks for the Licensed Goods and Licensed Services in countries outside the DWA Registered Territory, to register the Licensed Marks in jurisdictions in the DWA Registered Territory for goods and services in addition to the Licensed Goods and Licensed Services, and to register domain names containing the Licensed Marks.  In response to any such request, DWA shall decide whether to file such applications for trademark and service mark registration, and to register such domain names, in the exercise of its reasonable business judgment.  The attorneys’ fees and expenses in connection with the filing and prosecution of such applications that DWA agrees to file, or the registration of such domain names that DWA agrees to register, shall be shared equally by DWA and Spielberg Entity.  DWA agrees to prosecute any such applications for trademark or service mark registration and to maintain all existing and future registrations of the Licensed Marks and domain name registrations, unless DWA decides in its reasonable business judgment to abandon any such applications or not to renew any such registrations (and DWA will not abandon any such application or fail to renew any such registration in any jurisdiction in the DWA Registered Territory where Spielberg Entity is then using the applicable Licensed Mark for the applicable Licensed Goods or Licensed Services without good faith consultation with Spielberg Entity).  Nothing in this License Agreement imposes any obligations on DWA with respect to prosecution or maintenance of any applications or registrations for Licensed Marks outside the DWA Registered Territory or outside the scope of the DWA Registered Trademark Rights (other than to exercise its reasonable business judgment in considering requests for additional filings as expressly set forth above).  Without limitation of Paragraph 6(a), DWA will own all domain names that incorporate any DreamWorks Marks, including the Licensed Domain Names.  DWA will use commercially reasonable efforts to cause the Licensed Domain Names to resolve to such websites as are directed by Spielberg Entity, provided that the use of any DreamWorks Marks on such websites and any materials displayed on or otherwise made available through such websites complies with the terms of this License Agreement.
9.           Representations and Warranties.
(a)         DWA represents and warrants to Spielberg Entity that: (i) it has the right, power, and authority to enter into and fully perform its obligations under this License Agreement; and (ii) this License Agreement is a binding agreement as to DWA that is enforceable against DWA according to its terms.
(b)         Spielberg Entity represents and warrants to DWA that: (i) Spielberg Entity will throughout the Term of this License Agreement maintain sufficient control over all Sublicensees to fulfill Spielberg Entity’s obligations to cause all Sublicensees to comply with the Sublicenses and otherwise take or refrain from taking the actions specified hereunder; (ii) Spielberg Entity’s and its Sublicensees’ use of the Licensed Marks, and the conduct of its and their business under the Licensed Marks, shall be in accordance with all applicable laws, (iii) Spielberg Entity has the right, power, and authority to enter into and fully perform its obligations under this License Agreement; and (iv) this License Agreement is a binding agreement as to Spielberg Entity that is enforceable against Spielberg Entity according to its terms.
(c)         The Licensed Marks are provided to Spielberg Entity “as is” without any warranty express or implied, and DWA hereby specifically disclaims any warranties, express or implied, including, without limitation, the warranties of merchantability, fitness for a particular purpose, title and non-infringement of third-party rights, and any warranties that may arise due to course of performance, course of dealing or usage of trade, related to the Licensed Marks or, except as expressly set forth in Paragraph 9(a) above, any other subject matter of this License Agreement.

(d)         In no event shall DWA be liable for any indirect, special or consequential damages, or damages for loss of profits, loss of goodwill or otherwise, arising from or relating to this License Agreement or the Licensed Marks, even if DWA is expressly advised of the possibility of such damages.  DWA’s total liability arising from or relating to this License Agreement or the subject matter hereof shall not exceed two hundred fifty thousand dollars ($250,000). The foregoing limitation of liability and exclusion of certain damages shall apply regardless of the failure of essential purpose of any remedies available to either party.
10.        Indemnification.
(a)         DWA agrees to indemnify, defend, and hold harmless Spielberg Entity from and against any claim, demand, cause of action, or suit for trademark, service mark, or trade name infringement, or for dilution, cybersquatting, or unfair competition that is asserted against Spielberg Entity by a third party solely to the extent based on Spielberg Entity’s or any Sublicensee’s use of the Licensed Marks for Licensed Goods or Licensed Services in the DWA Registered Territory and within the scope of the DWA Registered Trademark Rights as expressly permitted under this License Agreement (each a “Trademark Claim”), subject to the limitation of liability in Paragraph 9(d). Spielberg Entity agrees that upon receipt of notice of any Trademark Claim, it will promptly tender such Trademark Claim in writing to DWA in the manner set forth in Paragraph 11(a) below, and DWA agrees that it will defend Spielberg Entity against such Trademark Claim at DWA’s expense and through counsel of DWA’s choosing.  DWA may defend or compromise any Trademark Claim and agrees to pay any judgment or settlement on any Trademark Claim (in each case, subject to the limitation of liability set forth in Paragraph 9(d)), provided that DWA will not agree to any settlement that affects Spielberg Entity’s rights hereunder without good faith consultation with Spielberg Entity.  Spielberg Entity agrees that it will cooperate fully with, and will cause all applicable Sublicensees to cooperate fully with, DWA and its counsel in DWA’s defense of any Trademark Claim.  DWA agrees to carry such insurance as may be reasonable to insure the fulfillment of DWA’s indemnity obligations with respect to Trademark Claims.  In the event of any Trademark Claim, DWA may, in its discretion (i) procure for Spielberg Entity the right to continue using and/or sublicensing (as applicable with respect to the claim at issue) the Licensed Marks that are allegedly infringing, (ii) provide Spielberg Entity with substitute marks that do not infringe any third party trademarks, or (iii) if neither (i) nor (ii) is feasible using commercially reasonable efforts, terminate Spielberg Entity’s license with respect to the applicable Licensed Marks in the relevant jurisdiction and for the relevant Licensed Goods or Licensed Services, as DWA deems necessary to avoid any further infringement or alleged infringement.  Under no circumstances shall DWA be obligated to defend, indemnify or hold harmless Spielberg Entity with respect to continued use of any Licensed Mark after DWA has taken any of steps (i), (ii) or (iii) as described in the preceding sentence.  Spielberg Entity agrees that, notwithstanding anything to the contrary in this License Agreement, in the event that Spielberg Entity seeks indemnification from DWA with respect to any claim for which Holding Company or another Sublicensee has sought indemnification from Spielberg

Entity under any Sublicense, as a condition to any obligation of DWA to provide such indemnification hereunder, Spielberg Entity shall give DWA the option (to be exercised in DWA’s sole discretion) to assume and control the defense and settlement of such claim through counsel of DWA’s choosing.  In such circumstances, DWA may fulfill any obligations it may have to Spielberg Entity under this Paragraph 10(a) by doing either of the following in DWA’s sole discretion:  (1) permitting Spielberg Entity to control the defense and settlement of the claim against the Sublicensee, and reimbursing Spielberg Entity for the reasonable costs of such defense and for any judgment or settlement amounts paid by Spielberg Entity as otherwise required by this Paragraph 10(a), subject to the limitation of liability set forth in Paragraph 9(d) (and provided that any such settlement is approved by DWA), or (2) assuming control of the defense and settlement of the claim against the Sublicensee, and paying any such judgment and settlement amounts itself, subject to the limitation of liability set forth in Paragraph 9(d).  DWA’s right to control the defense and settlement of such claim shall continue until such time as DWA gives notice to Spielberg Entity that DWA’s aggregate costs of such defense (including, without limitation, attorneys’ fees), and any judgment or settlement amounts, equal or exceed the amount of DWA’s limitation of liability set forth in Paragraph 9(d) and that DWA, therefore, has fulfilled its entire indemnification obligation to Spielberg Entity (such notice, a “Limitation Notice”).  Upon receipt of a Limitation Notice with respect to any claim, Spielberg Entity may assume control of the defense and settlement (and DWA shall have no further obligation to indemnify or defend DW II with respect to such claim); provided, however, that DWA shall retain the right (but not the obligation) to participate in the defense and settlement of the claim with counsel of its choice at its own expense, and to control any aspects of such defense and settlement that relate to, or that have the potential to impact, DWA or any DreamWorks Marks (or DWA’s rights therein or ownership thereof), including, without limitation, the scope, validity or enforceability of  any DreamWorks Marks (collectively, “DWA-Controlled Matters”), and Spielberg Entity shall not file any papers or otherwise take any position in the defense of the claim or enter into any settlement with respect to any DWA-Controlled Matters without DWA’s prior written approval.  Spielberg Entity shall ensure that each Sublicense in which any indemnification related to the Licensed Marks is provided to the applicable Sublicensee requires such Sublicensee to agree that DWA may, at its option, assume and control the defense and settlement of such claim through counsel of DWA’s choosing as described above.
(b)         Spielberg Entity agrees to indemnify, defend, and hold harmless DWA, and to obligate each Sublicensee to indemnify, defend, and hold harmless DWA, from and against any claim, demand, cause of action, or suit that is asserted against DWA by a third party arising out of or relating to (i) any Licensed Goods or Licensed Services, including, without limitation, Spielberg Entity’s or any Sublicensee’s manufacture, advertisement, promotion, marketing, offering for sale, sale, or distribution of any Licensed Goods, or Spielberg Entity’s or any Sublicensee’s advertisement, promotion, marketing, offering for sale, sale, or rendition of any Licensed Services, unless such claim, demand, cause of action, or suit is a Trademark Claim for which DWA is required to indemnify Spielberg Entity pursuant to Paragraph 10(a), (ii) any Sublicense, unless such claim, demand, cause of action, or suit is a Trademark Claim for which DWA is required to indemnify Spielberg Entity pursuant to Paragraph 10(a), or (iii) Spielberg Entity’s or any Sublicensee’s use of any Licensed Mark outside the DWA Registered Territory or outside the scope of the DWA Registered Trademark Rights or any use other than as expressly permitted by this License Agreement or other breach of this License Agreement (each a “Licensee Claim”).  Licensee Claims include, without limitation, all claims, demands, causes of action, or suits for copyright infringement, libel, violation or infringement of the right of publicity, violation or invasion of the right of privacy, disparagement, theft of ideas, patent infringement, breach of contract, negligence, strict liability, and product liability arising out of or relating to Licensed Goods or Licensed Services, including, without limitation, Spielberg Entity’s or any Sublicensee’s manufacture, advertisement, promotion, marketing, offering for sale, sale, or distribution of Licensed Goods, and Spielberg Entity’s or any Sublicensee’s advertisement, promotion, marketing, offering for sale, sale, or rendition of Licensed Services  (except where such claims, demands, causes of action, or suits are based solely upon Spielberg Entity’s or any Sublicensee’s use of the

Licensed Marks as expressly permitted under this License Agreement in the DWA Registered Territory and within the scope of the DWA Registered Trademark Rights).  DWA agrees that, upon receipt of any Licensee Claim for which it wishes to receive indemnification hereunder, it will promptly tender such claim in writing to Spielberg Entity in the manner set forth in Paragraph 11(a) below, and Spielberg Entity agrees that it will defend DWA against such Licensee Claim at Spielberg Entity’s expense and through counsel of Spielberg Entity’s choosing, provided that DWA may participate in the defense using counsel of its choice at its own expense.  Spielberg Entity may defend or compromise any Licensee Claim and agrees to pay any judgment or settlement on any Licensee Claim, provided that Spielberg Entity will not agree to any settlement that imposes any material obligations on DWA or affects any Licensed Marks or DWA’s rights therein without the approval of DWA, which approval shall not be unreasonably withheld.  Spielberg Entity shall maintain in full force and effect at all times while this License Agreement is in effect and for three years thereafter, (1) commercial general liability insurance, including products and completed operations coverage, broad form property damage, contractual liability, bodily injury (including death), and personal and advertising injury liability, with minimum limits of $1,000,000 each occurrence and $2,000,000 in the aggregate, and including a waiver of subrogation in favor of DWA; (2) umbrella excess liability insurance with minimum limits of $5,000,000 each occurrence and $5,000,000 in the aggregate; and (3) errors and omissions liability insurance with minimum limits of $10,000,000 each claim and $10,000,000 in the aggregate, covering all of Spielberg Entity’s and its subsidiaries’ and affiliates’ business activities in the field of entertainment.  The general liability and errors and omissions liability policies shall name as additional insureds DWA and its parents, subsidiaries, affiliates, successors and assigns and the directors, officers, employees, agents and representatives of the foregoing.  All coverage shall be primary and non-contributory, and must be underwritten by a carrier with a minimum Best’s Guide rating of A-, VII.  Spielberg Entity shall deliver to DWA a certificate of insurance evidencing satisfactory coverage and indicating that DWA shall receive thirty (30) days unrestricted prior written notice of cancellation, non-renewal or any material change in coverage.  For avoidance of doubt, Spielberg Entity will be deemed to have met the above insurance requirements if it is designated as a named insured on insurance policies maintained by Holding Company that meet such requirements.  Compliance herewith in no way limits Spielberg Entity’s indemnity obligations hereunder.
11.        Miscellaneous
(a)         Any notices required or which may be given hereunder shall be in writing and shall be delivered personally, or sent by certified mail, return receipt requested, by facsimile (with confirmation of receipt), or by e-mail (with confirmation of receipt), to the addresses set forth above, or such other addresses as may be designated by the parties from time to time in writing under this License Agreement.  All notices sent to DWA and Spielberg Entity shall be sent to the attention of the General Counsel.  All notices sent to Spielberg may be sent to the address for Spielberg Entity.  All notices are effective upon confirmed receipt.
(b)         The parties agree that any dispute to interpret or enforce, or otherwise arising out of or relating to, this License Agreement shall be determined by final and binding arbitration before JAMS according to the then most applicable JAMS Comprehensive Arbitration Rules and Procedures (“JAMS”), provided always that:  (a) the arbitration shall be conducted before a single neutral arbitrator with at least ten (10) years experience in the trademark licensing business, appointed by mutual agreement of the parties within five (5) business days from the date the notice of arbitration is delivered by the petitioning party; (b) the parties shall be entitled to discovery as provided in California Code of Civil Procedure sections 1283.05 and 1283.1; (c) in deciding any such matter, the arbitrator shall follow the substantive law of the State of California or Federal Law as it would be applied by California courts; (d) the place of arbitration shall be Los Angeles, California, (e) nothing in this Paragraph 11(b) shall prevent either from, without waiving its right to arbitration, seeking preliminary or interlocutory relief from a court of competent jurisdiction; (f) all arbitration proceedings (including any discovery and other evidence in connection therewith) shall be closed to the public and shall remain confidential; and (g) arbitration awards hereunder may be entered and enforced as provided in California Code of Civil Procedure sections 1285 et seq. If the arbitrator is not selected by mutual consent within five (5) business days from the date the notice of arbitration is delivered by the petitioning party, the rules of JAMS with respect to the selection of an arbitrator shall apply.  Notwithstanding the foregoing, before proceedings are initiated hereunder, the Parties or their designated representatives shall meet and in good faith attempt to resolve the dispute.  Notwithstanding the foregoing, any disputes submitted to binding arbitration pursuant to Paragraph 11(b), above, that affect the timely release of a motion picture for initial theatrical exhibition shall commence within seven (7) business days from the date the notice is delivered by the petitioning party and the arbitrator shall rule not later than ten (10) business days after the date the notice is delivered. The hearing shall be conducted by the arbitrator for as many days as the arbitrator determines to allow; provided, that the hearing shall conclude, and the arbitrator shall rule, not later than ten (10) business days after the date the notice is delivered.
(c)         With the express written consent of DWA, which consent shall not be unreasonably withheld, Spielberg Entity may assign this License Agreement in its entirety only to another entity wholly owned and controlled by Spielberg and for which Spielberg has, and is able to exercise, Greenlight Authority with respect to such entity’s activities related to the production, distribution and financing of Motion Pictures.  Except as expressly set forth in the previous sentence, neither Spielberg Entity nor Spielberg shall have any right to assign, sell, transfer, delegate or otherwise dispose of, whether voluntarily or involuntarily, by operation of law or otherwise, this License Agreement or any rights or obligations under this License Agreement without DWA’s express written consent, which DWA may withhold or deny in its sole discretion.   Except as provided herein, any purported assignment, transfer, or delegation by Spielberg Entity or Spielberg shall be null and void.  DWA may assign, sell, transfer, delegate or otherwise dispose of this License Agreement freely.  Subject to the foregoing, this License Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.  For avoidance of doubt, nothing in this Paragraph 11(c) shall prevent Spielberg Entity from granting Sublicenses as otherwise expressly permitted by this License Agreement.
(d)         Notwithstanding anything in this License Agreement to the contrary, Spielberg Entity and Spielberg hereby irrevocably waive any right to seek and/or obtain equitable and/or injunctive relief related to DWA’s or any of its affiliates’ production, distribution, license and/or other exploitation of any Motion Picture and/or other production, content, material, goods or services; and Spielberg Entity’s and Spielberg’s sole and exclusive remedy in connection therewith shall be an action for damages.  The foregoing shall not prevent Spielberg Entity from seeking injunctive relief against any sublicensee of DWA to whom DWA has granted a license to use the Licensed Marks in connection with non-family oriented Live-Action Motion Pictures in violation of the exclusivity granted to Spielberg Entity in this License Agreement.

(e)         This License Agreement shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and to be performed therein and without regard to its conflicts of laws rules that would result in the application of the laws of another jurisdiction.
(f)          This License Agreement, together with the Schedules thereto, constitutes the entire agreement between DWA, Spielberg Entity and Spielberg with respect to its subject matter, and supersedes any prior agreement, understanding, representation, promise, or negotiations between the parties, whether oral or written, express or implied.
(g)         If any provision of this License Agreement is found to be unenforceable, the remainder shall be enforced as fully as possible and the unenforceable provision shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely approximating the intention of the parties as expressed herein.
(h)         DWA, Spielberg Entity and Spielberg are not, and shall not be considered to be, joint venturers, partners, agents or employees of each other, and no party shall have the power to bind or obligate any other party except as specifically set forth in this License Agreement.  Except as expressly set forth herein or otherwise agreed to in writing by the parties, there shall be no liability on the part of one party hereto for any debts incurred by any other party.
(i)          The subject headings of this License Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.
(j)          The waiver by any party of a breach of or a default under any provision of this License Agreement shall not be effective unless in writing and shall not be construed as a waiver of any subsequent breach of or default under the same or any other provision of this License Agreement, nor shall any delay or omission on the part of any party to exercise or avail itself of any right or remedy that it has or may have hereunder operate as a waiver of any right or remedy.
(k)         This License Agreement is made and entered into for the sole protection and benefit of the parties hereto and is not intended to convey any rights or benefits to any third party, nor will this License Agreement be interpreted to convey any rights or benefits to any person or entity except the parties hereto.
[SIGNATURES ON NEXT PAGE]

WHEREFORE, the parties have executed this License Agreement as of the Effective Date by the signature below of their duly-authorized representatives.

DW II MANAGEMENT, INC.	DREAMWORKS ANIMATION LLC

By:	By:

Name:	Name:

Position:	Position:

STEVEN SPIELBERG (with respect to Paragraph 2(h) (Spielberg Exclusivity) and the applicable provisions of Paragraph 11 (Miscellaneous) only)

Schedule A
(Licensed Marks)

Trademark/Name	App #	Reg #	Status	Country Name	Class
DREAMWORKS SKG & DESIGN	84633	35153	Registered	African Union Territories (OAPI)	09 Int.
DREAMWORKS SKG & DESIGN	84634	35154	Registered	African Union Territories (OAPI)	41 Int.
DREAMWORKS SKG & DESIGN	950051	48569	Registered	Algeria	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN		2611	Registered	Anguilla	08 Int.
DREAMWORKS SKG & DESIGN	3932	3932	Registered	Antigua and Barbuda	09 Int.
DREAMWORKS SKG & DESIGN	1957747	2152579	Registered	Argentina	09 Int.
DREAMWORKS SKG & DESIGN	1957748	2152582	Registered	Argentina	25 Int.
DREAMWORKS SKG & DESIGN	1957749	2152577	Registered	Argentina	28 Int.
DREAMWORKS SKG & DESIGN	1957750	2152575	Registered	Argentina	41 Int.
DREAMWORKS SKG & DESIGN	95020312	17415	Registered	Aruba	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	651016	651016	Registered	Australia	09 Int.
DREAMWORKS SKG & DESIGN	651017	651017	Registered	Australia	25 Int.
DREAMWORKS SKG & DESIGN	651018	651018	Registered	Australia	28 Int.
DREAMWORKS SKG & DESIGN	651019	651019	Registered	Australia	41 Int.
DREAMWORKS SKG & DESIGN	AM 390/95	162.163	Registered	Austria	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	17530	17530	Registered	Bahamas	08 Int.
DREAMWORKS SKG & DESIGN	2341	81/9892	Registered	Barbados	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN		81/9893	Registered	Barbados	09 Int.
DREAMWORKS SKG & DESIGN	950060	8472	Registered	Belarus	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	840519	573.939	Registered	Benelux	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	26645	26645	Registered	Bermuda	09 Int.
DREAMWORKS SKG & DESIGN	26644	26644	Registered	Bermuda	41 Int.
DREAMWORKS SKG & DESIGN	150	70049-A	Registered	Bolivia	09 Int.
DREAMWORKS SKG & DESIGN	149	70047-A	Registered	Bolivia	41 Int.
DREAMWORKS SKG & DESIGN	5690		Pending	Bouvet Island	09 Int.
DREAMWORKS SKG & DESIGN	818617217	818617217	Registered	Brazil	00 Int.
DREAMWORKS SKG & DESIGN	818.617.225	818617225	Registered	Brazil	00 Int.
DREAMWORKS SKG & DESIGN	818617233	818617233	Registered	Brazil	00 Int.

DREAMWORKS SKG & DESIGN	818617241	818617241	Registered	Brazil	00 Int.
DREAMWORKS SKG & DESIGN	818617250	818617250	Registered	Brazil	00 Int.
DREAMWORKS SKG & DESIGN	200003100	200003100	Registered	Brazil	09 Int.
DREAMWORKS SKG & DESIGN	29781	26826	Registered	Bulgaria	09 Int.
DREAMWORKS SKG & DESIGN	29782	4437	Registered	Bulgaria	41 Int.
DREAMWORKS SKG & DESIGN	5529	5527	Registered	Cambodia	09 Int.
DREAMWORKS SKG & DESIGN	5530	5528	Registered	Cambodia	41 Int.
DREAMWORKS SKG & DESIGN	787189	508558	Registered	Canada	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	787188	508556	Registered	Canada	00 Int.
DREAMWORKS SKG & DESIGN	299.866	456.074	Registered	Chile	41 Int.
DREAMWORKS SKG & DESIGN	299.864	788.653	Registered	Chile	09 Int., 25 Int., 28 Int.
DREAMWORKS SKG & DESIGN	95011131	934612	Registered	China (Peoples Republic)	09 Int.
DREAMWORKS SKG & DESIGN	95011130	921463	Registered	China (Peoples Republic)	25 Int.
DREAMWORKS SKG & DESIGN	95011129	925674	Registered	China (Peoples Republic)	28 Int.
DREAMWORKS SKG & DESIGN	95011128	935572	Registered	China (Peoples Republic)	41 Int.
DREAMWORKS SKG & DESIGN	95001428	175.812	Registered	Colombia	09 Int.
DREAMWORKS SKG & DESIGN	95001431	175.811	Registered	Colombia	25 Int.
DREAMWORKS SKG & DESIGN	95001430	175.81	Registered	Colombia	28 Int.
DREAMWORKS SKG & DESIGN	95001429	175.809	Registered	Colombia	41 Int.
DREAMWORKS SKG & DESIGN	93.116	94.02	Registered	Costa Rica	09 Int.
DREAMWORKS SKG & DESIGN	93.117	94.399	Registered	Costa Rica	25 Int.
DREAMWORKS SKG & DESIGN	93.112	94.393	Registered	Costa Rica	28 Int.
DREAMWORKS SKG & DESIGN	2007-14784		Pending	Costa Rica	41 Int.
DREAMWORKS SKG & DESIGN	95-01/0121	Z950095	Registered	Croatia	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	41910	41910	Registered	Cyprus, Republic of	09 Int.
DREAMWORKS SKG & DESIGN	41911	41911	Registered	Cyprus, Republic of	41 Int.
DREAMWORKS SKG & DESIGN	0-96272	191513	Registered	Czech Republic	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	VA00.3271995	VR04.4161995	Registered	Denmark	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN		77387	Registered	Dominican Republic	09 Int.
DREAMWORKS SKG & DESIGN		77722	Registered	Dominican Republic	41 Int.

DREAMWORKS SKG & DESIGN	53886/95	2362/96	Registered	Ecuador	09 Int.
DREAMWORKS SKG & DESIGN	53866/95	107/96	Registered	Ecuador	41 Int.
DREAMWORKS SKG & DESIGN	173824		Pending	Egypt	09 Int.
DREAMWORKS SKG & DESIGN	173825		Pending	Egypt	41 Int.
DREAMWORKS SKG & DESIGN	904/95		Pending	El Salvador	09 Int.
DREAMWORKS SKG & DESIGN	903/95	71/160143144	Registered	El Salvador	41 Int.
DREAMWORKS SKG & DESIGN	9500187	21516	Registered	Estonia	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	163931	163931	Registered	European Community	09 Int., 16 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	26624	26624	Registered	Fiji	08 Int.
DREAMWORKS SKG & DESIGN	477/95	201785	Registered	Finland	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	95554571	95554571	Registered	France	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	395 02 232	395 02 232	Registered	Germany	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	7945	7945	Registered	Gibraltar	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	122621	122621	Registered	Greece	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN		111213	Registered	Guatemala	09 Int.
DREAMWORKS SKG & DESIGN		111182	Registered	Guatemala	41 Int.
DREAMWORKS SKG & DESIGN		56/152	Registered	Haiti	09 Int.
DREAMWORKS SKG & DESIGN		260/105	Registered	Haiti	41 Int.
DREAMWORKS SKG & DESIGN	7828/95	65.528-B	Registered	Honduras	09 Int.
DREAMWORKS SKG & DESIGN	7827/95	3616	Registered	Honduras	41 Int.
DREAMWORKS SKG & DESIGN	95 01007	7267/1998	Registered	Hong Kong	09 Int.
DREAMWORKS SKG & DESIGN	95 01006	7266/1998	Registered	Hong Kong	25 Int.
DREAMWORKS SKG & DESIGN	95 01005	7265/1998	Registered	Hong Kong	28 Int.
DREAMWORKS SKG & DESIGN	95 01004	7264/1998	Registered	Hong Kong	41 Int.
DREAMWORKS SKG & DESIGN	M9500176	144 785	Registered	Hungary	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	652792	652792	Registered	India	09 Int.
DREAMWORKS SKG & DESIGN	652799	652799	Registered	India	25 Int.
DREAMWORKS SKG & DESIGN	652798	652798	Registered	India	28 Int.
DREAMWORKS SKG & DESIGN	D95-2063	355251	Registered	Indonesia	09 Int.
DREAMWORKS SKG & DESIGN	98700991		Pending	Indonesia	25 Int.

DREAMWORKS SKG & DESIGN	98600990		Pending	Indonesia	28 Int.
DREAMWORKS SKG & DESIGN	98500989		Pending	Indonesia	41 Int.
DREAMWORKS SKG & DESIGN	95/0418	166048	Registered	Ireland	09 Int.
DREAMWORKS SKG & DESIGN	95/421	201087	Registered	Ireland	41 Int.
DREAMWORKS SKG & DESIGN	96517	96517	Registered	Israel	25 Int.
DREAMWORKS SKG & DESIGN	96516	96516	Registered	Israel	09 Int.
DREAMWORKS SKG & DESIGN	96519	96519	Registered	Israel	41 Int.
DREAMWORKS SKG & DESIGN	96518	96518	Registered	Israel	28 Int.
DREAMWORKS SKG & DESIGN	MI95C 000615	723035	Registered	Italy	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	-87412	29392	Registered	Jamaica	09 Int.
DREAMWORKS SKG & DESIGN	466598		Pending	Japan	09 Int.
DREAMWORKS SKG & DESIGN	467328	4023492	Registered	Japan	28 Int.
DREAMWORKS SKG & DESIGN	467694	4080278	Registered	Japan	41 Int.
DREAMWORKS SKG & DESIGN	466963	4064849	Registered	Japan	25 Int.
DREAMWORKS SKG & DESIGN	42745	42745	Registered	Kenya	09 Int.
DREAMWORKS SKG & DESIGN	298	298	Registered	Kenya	41 Int.
DREAMWORKS SKG & DESIGN	95-648	32945	Registered	Korea, Republic of	111 Int.
DREAMWORKS SKG & DESIGN	95-2370	348831	Registered	Korea, Republic of	43 Int.
DREAMWORKS SKG & DESIGN	95-2371	350529	Registered	Korea, Republic of	45 Int.
DREAMWORKS SKG & DESIGN	95-2369	354781	Registered	Korea, Republic of	39 Int.
DREAMWORKS SKG & DESIGN	95-2368	353184	Registered	Korea, Republic of	34 Int.
DREAMWORKS SKG & DESIGN		33917	Registered	Kuwait	09 Int.
DREAMWORKS SKG & DESIGN		33918	Registered	Kuwait	41 Int.
DREAMWORKS SKG & DESIGN	M-95-137	M 39 870	Registered	Latvia	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	66349	66349	Registered	Lebanon	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	M/95/00211	LS/M/95/0021	Registered	Lesotho	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	9289	9289	Registered	Liechtenstein	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	95-0296	27618	Registered	Lithuania	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	014474-M-P	14 474M	Registered	Macao	09 Int.
DREAMWORKS SKG & DESIGN	014475-M	14 475M	Registered	Macao	41 Int.

DREAMWORKS SKG & DESIGN	95/00492-D	1258	Registered	Madagascar	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	97-20848	97020848	Registered	Malaysia	41 Int.
DREAMWORKS SKG & DESIGN	95-01093	95001093	Registered	Malaysia	09 Int.
DREAMWORKS SKG & DESIGN	95-01095	95001095	Registered	Malaysia	25 Int.
DREAMWORKS SKG & DESIGN	95-01094	95001094	Registered	Malaysia	28 Int.
DREAMWORKS SKG & DESIGN	23914	23914	Registered	Malta	09 Int.
DREAMWORKS SKG & DESIGN	A/37 No. 28	A/37 No. 28	Registered	Mauritius
DREAMWORKS SKG & DESIGN	222443	508324	Registered	Mexico	25 Int.
DREAMWORKS SKG & DESIGN	222441	519465	Registered	Mexico	09 Int.
DREAMWORKS SKG & DESIGN	22240	494658	Registered	Mexico	28 Int.
DREAMWORKS SKG & DESIGN	222442	494843	Registered	Mexico	41 Int.
DREAMWORKS SKG & DESIGN	16077	16077	Registered	Monaco	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	1849	1849	Registered	Montserrat	08 Int.
DREAMWORKS SKG & DESIGN	55783	46,Bd.	Registered	Morocco	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	D-200574	8880	Registered	Netherlands Antilles	09 Int.
DREAMWORKS SKG & DESIGN	245090	245090	Registered	New Zealand	09 Int.
DREAMWORKS SKG & DESIGN	245091	245091	Registered	New Zealand	25 Int.
DREAMWORKS SKG & DESIGN	245092	245092	Registered	New Zealand	28 Int.
DREAMWORKS SKG & DESIGN	245093	245093	Registered	New Zealand	41 Int.
DREAMWORKS SKG & DESIGN	95-00468	29,383 C.C.	Registered	Nicaragua	09 Int.
DREAMWORKS SKG & DESIGN	95-00469	29,388 C.C.	Registered	Nicaragua	41 Int.
DREAMWORKS SKG & DESIGN	T9525697	54640	Registered	Nigeria	09 Int.
DREAMWORKS SKG & DESIGN	95.0242	172.343	Registered	Norway	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	128549	128549	Registered	Pakistan	09 Int.
DREAMWORKS SKG & DESIGN	78971	78971	Registered	Panama	09 Int.
DREAMWORKS SKG & DESIGN	78904	78904	Registered	Panama	25 Int.
DREAMWORKS SKG & DESIGN	78903	78903	Registered	Panama	28 Int.
DREAMWORKS SKG & DESIGN	78970	78970	Registered	Panama	41 Int.
DREAMWORKS SKG & DESIGN	58582	58582	Registered	Papua New Guinea	09 Int.
DREAMWORKS SKG & DESIGN	58583	58583	Registered	Papua New Guinea	41 Int.

DREAMWORKS SKG & DESIGN	735-95	292076	Registered	Paraguay	09 Int.
DREAMWORKS SKG & DESIGN	736-95	292077	Registered	Paraguay	41 Int.
DREAMWORKS SKG & DESIGN	260653	16028	Registered	Peru	09 Int.
DREAMWORKS SKG & DESIGN	260752	18010	Registered	Peru	25 Int.
DREAMWORKS SKG & DESIGN	260753	17975	Registered	Peru	28 Int.
DREAMWORKS SKG & DESIGN	260654	5103	Registered	Peru	41 Int.
DREAMWORKS SKG & DESIGN	100006	4.1995E+10	Registered	Philippines	09 Int.
DREAMWORKS SKG & DESIGN	100007	4.1995E+10	Registered	Philippines	25 Int.
DREAMWORKS SKG & DESIGN	100008	4.1995E+10	Registered	Philippines	28 Int.
DREAMWORKS SKG & DESIGN	100009	4.1995E+10	Registered	Philippines	41 Int.
DREAMWORKS SKG & DESIGN	Z-142942	96641	Registered	Poland	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	306 702P	306 702	Registered	Portugal	09 Int.
DREAMWORKS SKG & DESIGN	306 703R	306 703	Registered	Portugal	25 Int.
DREAMWORKS SKG & DESIGN	306 704S	306 704	Registered	Portugal	28 Int.
DREAMWORKS SKG & DESIGN	306 705T	306 705	Registered	Portugal	41 Int.
DREAMWORKS SKG & DESIGN	35844	35844	Registered	Puerto Rico	09 Int.
DREAMWORKS SKG & DESIGN	35845	35845	Registered	Puerto Rico	41 Int.
DREAMWORKS SKG & DESIGN	65571	65571	Registered	Puerto Rico	25 Int.
DREAMWORKS SKG & DESIGN	65570	65570	Registered	Puerto Rico	28 Int.
DREAMWORKS SKG & DESIGN	34891	22759	Registered	Romania	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	95700782	145905	Registered	Russian Federation	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	28084	357/84	Registered	Saudi Arabia	09 Int.
DREAMWORKS SKG & DESIGN	28085	357/85	Registered	Saudi Arabia	25 Int.
DREAMWORKS SKG & DESIGN	28361	357/86	Registered	Saudi Arabia	28 Int.
DREAMWORKS SKG & DESIGN	28362	357/87	Registered	Saudi Arabia	41 Int.
DREAMWORKS SKG & DESIGN	Z-95-0017	40896	Registered	Serbia (Old Code)	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	74/95	4152	Registered	Seychelles	09 Int.
DREAMWORKS SKG & DESIGN	75/95	4153	Registered	Seychelles	41 Int.
DREAMWORKS SKG & DESIGN	14090		Pending	Sierra Leone	09 Int.
DREAMWORKS SKG & DESIGN	505/95	T95/00505J	Registered	Singapore	09 Int.

DREAMWORKS SKG & DESIGN	506/95	T95/00506I	Registered	Singapore	25 Int.
DREAMWORKS SKG & DESIGN	507/95	T95/00507G	Registered	Singapore	41 Int.
DREAMWORKS SKG & DESIGN	508/95	T9500508E	Registered	Singapore	28 Int.
DREAMWORKS SKG & DESIGN	POZ-0159-95	181641	Registered	Slovakia	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	Z-9570048	9570048	Registered	Slovenia	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	95/0518	95/00518	Registered	South Africa	09 Int.
DREAMWORKS SKG & DESIGN	95/0519	95/00519	Registered	South Africa	25 Int.
DREAMWORKS SKG & DESIGN	95/0520	95/00520	Registered	South Africa	28 Int.
DREAMWORKS SKG & DESIGN	95/0521	95/00521	Registered	South Africa	41 Int.
DREAMWORKS SKG & DESIGN	1942817	1942817	Registered	Spain	09 Int.
DREAMWORKS SKG & DESIGN	1942818	1942818	Registered	Spain	25 Int.
DREAMWORKS SKG & DESIGN	1942819	1942819	Registered	Spain	28 Int.
DREAMWORKS SKG & DESIGN	1942820	1942820	Registered	Spain	41 Int.
DREAMWORKS SKG & DESIGN	73275		Pending	Sri Lanka	09 Int.
DREAMWORKS SKG & DESIGN	73276		Pending	Sri Lanka	41 Int.
DREAMWORKS SKG & DESIGN		1395	Registered	St. Helena	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	4259	4259	Registered	St. Kitts and Nevis	08 Int.
DREAMWORKS SKG & DESIGN	S42	S42	Registered	St. Kitts and Nevis	00 Int.
DREAMWORKS SKG & DESIGN	18/1995	18/1995	Registered	St. Lucia	09 Int.
DREAMWORKS SKG & DESIGN	17/1995	17/1995	Registered	St. Lucia	41 Int.
DREAMWORKS SKG & DESIGN	363477	81/1999	Registered	St. Vincent and the Grenadines	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	24222	24222	Registered	Sudan	09 Int.
DREAMWORKS SKG & DESIGN	24223	24223	Registered	Sudan	41 Int.
DREAMWORKS SKG & DESIGN	14238	14238	Registered	Suriname	09 Int.
DREAMWORKS SKG & DESIGN	135/95	135/95	Registered	Swaziland	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	95-00555	320 792	Registered	Sweden	09 Int., 16 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	2292/96	436.04	Registered	Switzerland	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	8401696	714209	Registered	Taiwan	09 Int.
DREAMWORKS SKG & DESIGN	8401798	717094	Registered	Taiwan	28 Int.
DREAMWORKS SKG & DESIGN	84001797	706225	Registered	Taiwan	25 Int.

DREAMWORKS SKG & DESIGN	84001799	81039	Registered	Taiwan	41 Int.
DREAMWORKS SKG & DESIGN	280971	Kor41435	Registered	Thailand	09 Int.
DREAMWORKS SKG & DESIGN	280972	Kor43914	Registered	Thailand	25 Int.
DREAMWORKS SKG & DESIGN		Kor41941	Registered	Thailand	28 Int.
DREAMWORKS SKG & DESIGN	280974	Bor4102	registered	Thailand	41 Int.
DREAMWORKS SKG & DESIGN	23491		Registered	Trinidad and Tobago	09 Int.
DREAMWORKS SKG & DESIGN	580/95	160767	Registered	Turkey	09 Int., 25 Int., 28 Int.
DREAMWORKS SKG & DESIGN	3943	3943	Registered	Turkish Republic of Northern Cyprus	09 Int.
DREAMWORKS SKG & DESIGN	95010140/T	13239	Registered	Ukraine	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	14699	11308	Registered	United Arab Emirates	09 Int.
DREAMWORKS SKG & DESIGN	14700	11309	Registered	United Arab Emirates	41 Int.
DREAMWORKS SKG & DESIGN	2008007	2008007	Registered	United Kingdom	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	74/620379	2416011	Registered	United States of America	09 Int., 41 Int.
DREAMWORKS SKG (WITH COLOR DESIGN)	78/943459	3482486	Registered	United States of America	41 Int.
DREAMWORKS SKG & DESIGN	275.57	375.293	Registered	Uruguay	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	861-95	P-189105	Registered	Venezuela	09 Int.
DREAMWORKS SKG & DESIGN	862-95	P-189106	Registered	Venezuela	25 Int.
DREAMWORKS SKG & DESIGN	863-95	P-189107	Registered	Venezuela	28 Int.
DREAMWORKS SKG & DESIGN	864-95	S-004021	Registered	Venezuela	41 Int.
DREAMWORKS SKG & DESIGN	3093	3093	Registered	Western Samoa	09 Int.
DREAMWORKS SKG & DESIGN	117/95	117/95	Registered	Zambia	09 Int.
DREAMWORKS SKG & DESIGN		57/95	Registered	Zimbabwe	09 Int.
DREAMWORKS SKG & DESIGN	58/95	58/95	Registered	Zimbabwe	41 Int.

Schedule B
(Licensed Goods)

All of the following merchandising and promotional items distributed and/or sold in connection with the Licensed Services:
Metal keys chains and statuettes featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Knives, spoons, and forks, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Pre-recorded videotapes and DVDs containing Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures, pre-recorded compact discs and audio tapes containing sound tracks from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures, pre-recorded audio tapes containing music from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Interactive Video Games, computer game cartridges, computer game cassettes, computer game tapes, Video Game cartridges, Video Game cassettes, and multimedia software for playing games, all based exclusively on scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures and all subject to Paragraph 2(d) of the License Agreement;
Electronic equipment, glasses and sunglasses, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Bicycles, scooters, and automobiles, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Clocks and watches, and jewelry, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;

Books, comic books, coloring books, loose-leaf binders, spiral-bound notebooks, note pads, writing pads, calendars, scrapbook albums, photograph albums, sticker albums, stickers, pencils, pens, playing cards, postcards, trading cards, greeting cards, painting sets, posters, cells, and two-dimensional prints, credit cards; binders; vinyl character stickers; character stamps; address books, coin albums; scrap book albums; appointment books; blank bank checks; book covers; book marks, stationery boxes, checkbook covers; decals, desk sets; diaries; paper napkins and tablecloths; gift wrapping paper; paper party decorations; scrap books; stationery portfolios; and bumper stickers, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Tote bags and umbrellas, handbags, wallets, all-purpose athletic bags; attaché cases; back packs; beach bags; umbrellas; beach umbrellas; book bags; business card cases; calling card cases; credit card cases; document cases; key cases; overnight cases; passport cases; purses; duffle bags; fanny packs; handbags; knapsacks; luggage; school bags; school book bags, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Novelty items, ornamental novelty buttons and non-ornamental novelty pins; toy boxes and toy chests; and sleeping bags, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Plastic squeeze bottles, beverage glassware, mugs, plates, figures, and figurines, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Sacks and bags made of canvas, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Blankets, comforters, bed linens, bed sheets, bedspreads, curtains, towels, bed pillow covers, napkins, tablecloths, potholders; oven mitts; kitchen towels and window coverings, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Clothing, footwear and headwear, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;

Sporting goods and toys, including action figures and accessories therefore, bathtub toys, kites, board games, handheld units for playing electronic games, dies cast miniature toy vehicles, dolls, doll accessories, doll clothing, bean bag dolls, bendable play figures, flying disks, inflatable vinyl play figures, jigsaw puzzles, marbles, plush toys, puppets, ride-on toys, skateboards, snowboards, balloons, roller skates, toy banks, water-squirting toys, stuffed toys and toy animals, toy vehicles, pinball machines, and model craft kits of toy figures, rubber action balls, action-type target games, electronic and non-electronic dart games, costume masks, face masks, and wind-up toys; and Christmas tree ornaments, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures.

Schedule C
(Licensed Services)

The production, distribution and other exploitation of Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures, in all media now known or hereafter devised (including, without limitation, film, audio tapes, videotapes, CD-ROMs, DVDs and digital (e.g., Internet) transmission), and other services directly related to and necessary for the production, distribution and other exploitation of Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures, but excluding Live Stage Performances and excluding any and all services related to the production, distribution or other exploitation of Animated Motion Pictures.

Schedule D
(Form of Holding Company Sublicense)

SUBLICENSE AGREEMENT

This Sublicense Agreement (the “Sublicense Agreement”) is made effective as of the [_________] (the “Effective Date”), by and between DW II Management, Inc., a Delaware corporation with offices at 11400 W. Olympic Blvd, Suite 550, Los Angeles, California 90064 (“DW II”), and DreamWorks II Holding Co., LLC, a __________  with offices at ____________ (“Holding Company”), and is made with reference to the following facts:
RECITALS
A           DreamWorks Animation LLC (“DWA”) is engaged in the business of producing and distributing various entertainment properties, including animated motion pictures, animated television programs and other entertainment-related goods and services, under and in connection with the trademark, service mark and trade name DREAMWORKS and various other trademarks, service marks and trade names containing the term DREAMWORKS,  including the trademark, service mark and trade name DREAMWORKS SKG in both word mark and design mark form (collectively the “DreamWorks Marks”).  The trademark, service mark and trade name DREAMWORKS SKG in both word mark and design mark form as set forth in Schedule A are referred to in this Sublicense Agreement as the “Licensed Marks” (provided that “Licensed Marks” will also include the word mark DREAMWORKS without the SKG component (the “Non-SKG Mark”) but only for use in certain contexts as set forth in Section 2(a)).  DWA owns all right, title and interest in and to the DreamWorks Marks worldwide, together with all registrations of and applications to register the DreamWorks Marks and the goodwill of the business pertaining thereto.
B.           Pursuant to that certain License Agreement entered into by DWA and DW II dated January 1, 2009 (the “DWA License Agreement”), DWA has granted DW II the right to sublicense Holding Company the right to use the Licensed Marks in connection with the production and distribution of certain non-animated motion pictures and related goods and services.  DW II now wishes to grant to Holding Company a sublicense to use the Licensed Marks on the terms and conditions set forth herein, and Holding Company is willing to accept such a sublicense.
C.          The sublicense granted hereunder shall also extend to Holding Company’s wholly-owned and controlled subsidiaries, which as of the Effective Date consist of DreamWorks II Financial Services, Co., LLC, DreamWorks II Distribution Co., LLC, DreamWorks II Production Co., LLC, and DreamWorks II Development Co., LLC, and may in the future include additional wholly-owned and controlled subsidiaries of Holding Company provided that Holding Company provides notice to DW II (and DW II provides notice to DWA) of any such additional wholly-owned and controlled subsidiaries.

D.          Holding Company is, and will remain throughout the term of this Sublicense Agreement, jointly owned and controlled by Reliance Big Entertainment (US), Inc. (“Reliance Entity”) and DW II Management, LLC (and, as of the Effective Date, Holding Company is owned fifty percent (50%) by Reliance Entity and fifty percent (50%) by DW II Management, LLC); DW II Management, LLC is, and will remain throughout the term of this Sublicense Agreement, managed by and more than seventy-five percent (75%) owned by DW II Management, LP; DW II is, and will remain throughout the term of this Sublicense Agreement, the sole general partner of DW II Management, LP, and entities solely owned and controlled by Steven Spielberg (“Spielberg”) are and will remain throughout the term of this Sublicense Agreement the sole owners of DW II Management, LP; and DreamWorks II Financial Services, Co., LLC, DreamWorks II Distribution Co., LLC, DreamWorks II Production Co., LLC, and DreamWorks II Development Co., LLC and any other subsidiaries of Holding Company to which this sublicense is extended (collectively, the “Holding Company Subsidiaries”) are, and will remain throughout the term of this Sublicense Agreement, wholly-owned and controlled by Holding Company.  Holding Company, DW II Management, LP, DW II Management, LLC, each Holding Company Subsidiary, and Reliance Entity are referred to collectively hereinafter as “Licensee-Related Entities.”
NOW, THEREFORE, in consideration of the foregoing recitals (which are hereby incorporated into this Sublicense Agreement) and the mutual covenants and promises set forth below, and for other good and valuable consideration (including the payment of $100 by Holding Company to DW II), DW II and Holding Company hereby agree as follows:
TERMS AND CONDITIONS
1.           Definitions.
The following terms shall have the following meanings in this Sublicense Agreement:
 “Animated Motion Picture” means any Motion Picture that is created predominantly by one or more non-live-action production methods (e.g., hand-drawn animation such as Prince of Egypt, CGI such as Shrek, stop-motion such as Chicken Run and/or motion capture such as Polar Express) (each, an “Animation Method”).  However, a Motion Picture that is created predominantly by one or more live-action production methods, but in which digital Animation Method(s) are used, in whole or in part, to create photorealistic characters that interact with live-action characters in a live-action setting, will not be deemed an Animated Motion Picture and will be deemed either a Hybrid Motion Picture or a Live-Action Motion Picture as applicable.  (Photorealistic characters include both “real world” characters modified by an Animation Method (e.g., Babe the pig in Babe) and characters that are invented but which are depicted in a “real world” manner by an Animation Method (e.g. Yoda in Star Wars II:  Attack of the Clones, Gollum in Lord of the Rings, the dinosaurs in Jurassic Park, the robots in I, Robot, and the toy soldiers in Small Soldiers).
“Change of Control” means, with respect to any entity, any reorganization, merger, consolidation, or other transaction where more than fifty percent (50%) of the entity’s voting securities are owned by entities or persons different from the entities or persons owning such voting securities prior to such transaction; any sale of all or substantially all of the business or assets of such entity; or the acquisition by any other entity or person directly or indirectly of more than fifty percent (50%) of the voting securities of the entity.  However, the Reliance Entity will not be deemed to have undergone a Change of Control so long as Reliance-ADA Group Limited (the ultimate parent of the Reliance Entity) continues, directly or indirectly, to (a) be the single largest shareholder, (b) hold at least thirty three and one third percent (33-1/3%) of the voting securities, and (c) have the legal authority to elect or otherwise direct the appointment of its management and a majority of its Board members, in each case with respect to the Reliance Entity.

“Completed Film” means a Licensee Live-Action Motion Picture or Licensee Hybrid Motion Picture that was produced (i.e., pre-production has commenced), acquired and/or released by Holding Company prior to expiration or termination of this Sublicense Agreement pursuant to Paragraph 3 below, or a Licensee Live-Action Motion Picture or Licensee Hybrid Motion Picture that Holding Company executed a binding agreement to acquire or co-produce prior to expiration or termination of this Sublicense Agreement pursuant to Paragraph 3 below.
“Disney Mark” means any trademark, service mark or trade name of the Walt Disney Company or any of its affiliates or subsidiaries that includes any of the following: (a) any of the terms “Disney” or “Walt Disney”; (b) any acronym that references any of the terms “Disney” or “Walt Disney”; or (c) any title, logo, scene, character or other excerpt from any Motion Picture that is exhibited or distributed under any trademark, service mark or trade name that includes the terms “Disney” or “Walt Disney” or any acronym that references any of the terms “Disney” or “Walt Disney.”  For avoidance of doubt, TOUCHSTONE is not a Disney Mark.
“Domestic Territory” means the territorial United States and its possessions, territories and commonwealths, including, without limitation, the U.S. Virgin Islands, Puerto Rico, Guam, and the U.S. Trust Territories of the Pacific Islands, including, without limitation, the Carolina Islands, the Marshall Islands and the Mariana Islands, Saipan and American Samoa; the Dominican Republic, the British Virgin Islands, Nassau, Bahamas, Bermuda, Saba Island, St. Eustatius Island, St. Kitts Island, St. Maarten Island, and Freeport; the Dominion of Canada and its possessions, territories and commonwealths; and all Army, Navy, Air Force, Red Cross and other national or governmental installations, diplomatic posts, camps, bases, and reservations of the above-mentioned countries, as well as oil rigs (including Aramco sites) and maritime facilities (and other commercial and/or industrial installations of the above-mentioned countries and territories), wherever any of the aforementioned facilities or installations are located, to the extent that sales are made and/or servicing thereof is performed within the geographical areas set forth above, and all airlines and ships flying the flag of, or having the registry of, or whose principal office is located in the United States, Canada or Bermuda, and other possessions, territories and commonwealths within the Domestic Territory.
“DWA Event Picture” means any Animated Motion Picture or Hybrid Motion Picture produced, acquired, and/or released by DWA or any of its affiliates or subsidiaries (alone or with others) that (i) is rated “G,” “PG” or “PG-13” (or a materially equivalent rating in the event of any changes to the ratings system); and (ii) is scheduled to be released for Theatrical Exhibition on not less than two thousand (2,000) screens in the Domestic Territory (irrespective of the anticipated theatrical release pattern in the International Territory).
“DWA Registered Territory” means each jurisdiction in which DWA possesses DWA Registered Trademark Rights as of the Effective Date of this Sublicense Agreement, and any additional jurisdiction in which DWA obtains DWA Registered DWA Trademark Rights in the manner set forth in Paragraph 2(g).
“DWA Registered Trademark Rights” means those trademark rights with respect to the Licensed Marks that DWA has secured with issued and subsisting registrations in each jurisdiction where DWA has filed applications to register (or otherwise obtains registrations of) such Licensed Marks.

“Exhibit” means transmit, broadcast, display, exhibit or perform.  “Exhibiting” and “Exhibition” shall have correlative meanings.
“Greenlight Authority” means the personal authority required to cause Holding Company and the Holding Company Subsidiaries to undertake any of the following activities: (a) with respect to any Motion Picture, the financing and production of such Motion Picture, or (b) only with respect to Motion Pictures initially produced for Theatrical Exhibition, the acquisition of such Motion Picture, or (c) only with respect to Television Motion Pictures, procurement of financing of such Television Motion Picture from a third party.  For avoidance of doubt, the term “Greenlight Authority” as used in this Sublicense Agreement refers to the authority without which Holding Company or any Holding Company Subsidiary cannot undertake the above activities, but does not include the authority to direct the activities of any other party whose approval may also be required to cause Holding Company or a Holding Company Subsidiary to undertake such activities (i.e., Greenlight Authority is necessary, but not necessarily sufficient, to cause Holding Company and the Holding Company Subsidiaries to undertake such activities).
“Hybrid Motion Picture” means a Motion Picture that is predominately live-action, but in which at least two of the four characters with the most screen time, or a majority of the characters with speaking roles, are created (non-photorealistically) by an Animation Method (Who Framed Roger Rabbit, Looney Tunes – Back in Action and Space Jam are examples of Motion Pictures that meet this condition).
“International Territory” means each country around the world that is not included in the Domestic Territory.
“Licensed Domain Names” means the domain name dreamworksstudios.com and such other domain names as may be designated by DW II from time to time (which Holding Company acknowledges and agrees will be subject to DWA’s approval as set forth in the DWA License Agreement).
“Licensed Goods” means those goods set forth on Schedule B attached hereto, as Schedule B may be amended from time to time with the mutual agreement of the parties (which Holding Company acknowledges and agrees will be subject to DWA’s approval as set forth in the DWA License Agreement).
“Licensed Marks” has the meaning set forth in the recitals.
“Licensed Services” means those services set forth in Schedule C attached hereto, as Schedule C may be amended from time to time with the mutual agreement of the parties (which Holding Company acknowledges and agrees will be subject to DWA’s approval as set forth in the DWA License Agreement).

“Licensee Hybrid Motion Picture” means a Hybrid Motion Picture that meets all three of the following conditions: (i) Spielberg personally has exercised Greenlight Authority on an individual and specific basis with respect to such Hybrid Motion Picture, (ii) such Hybrid Motion Picture is produced, acquired or financed by Holding Company or a Holding Company Subsidiary either alone or jointly with a third party, and (iii) such Hybrid Motion Picture is not released or marketed as a Walt Disney picture or using any Disney Mark (other than to the extent expressly permitted under Paragraph 6(f)).
 “Licensee Live-Action Motion Picture” means a Live-Action Motion Picture that meets all three of the following conditions: (i) Spielberg personally has exercised Greenlight Authority on an individual and specific basis with respect to such Live-Action Motion Picture, (ii) such Live-Action Motion Picture is produced, acquired or financed by Holding Company or a Holding Company Subsidiary either alone or jointly with a third party, and (iii) such Live-Action Motion Picture is not released or marketed as a Walt Disney picture or using any Disney Mark (other than to the extent expressly permitted under Paragraph 6(f)).
 “Live-Action Motion Picture” means a Motion Picture that is not an Animated Motion Picture or a Hybrid Motion Picture.
“Live Stage Performance” means the presentation of literary material (e.g., a screenplay, play or other written material) upon the spoken stage with live performers appearing and speaking in the immediate presence of the viewing audience; provided, however, that the presentation of literary material upon the spoken stage with live performers appearing and speaking, whether or not in the immediate presence of a viewing audience, for the primary purpose of photographing and recording such presentation for use in or in connection with a Motion Picture or for the promotion or publicity of a Motion Picture shall not be deemed a Live Stage Performance.
“Major Release” means any theatrical Motion Picture rated “G,” “PG,” “PG-13” or “R” (or a materially equivalent rating in the event of any changes to the ratings system) that is scheduled to be released for Theatrical Exhibition on not less than two thousand (2,000) screens in the Domestic Territory (irrespective of the anticipated theatrical release pattern in the International Territory).
“Motion Picture” means any audiovisual product of every kind and character whatsoever, whether produced by means of any photographic, electrical, electronic, mechanical or other process or device now known or hereafter devised, in which pictures, images, and visual and aural representations are recorded or otherwise preserved for Exhibition by any means or media now known or hereafter devised in such manner as to appear to be in motion or sequence, including computer-generated pictures and graphics; provided, however, that Video Games will not be deemed to be Motion Pictures.

“Permitted Dubbed Version(s)” means any Live-Action Motion Picture(s) which has been dubbed into Hindi, Bengali, Telugu, Marathi, Tamil, Urdu, Gujarati, Kannada, Malayalam, Oriya, Punjabi, Assamese, and other languages that are consented to by DWA in its sole discretion, and which does not have a soundtrack in any language other than any of such languages.
“Release Date” means, with respect to any Motion Picture, the date (if any) on which such Motion Picture is widely released for Theatrical Exhibition.
“Reliance Expatriate Territory” means Africa or any political subdivision thereof, the Middle East or any political subdivision thereof, Indonesia, Malaysia, Singapore, the United States, Canada, and the United Kingdom.
“Similar Theatrical Motion Picture” means any Motion Picture released for Theatrical Exhibition that is rated “PG” or a less restrictive rating (or a materially equivalent rating in the event of any changes to the ratings system).
“Television Motion Picture” means any Motion Picture, including television series, produced or distributed for initial Exhibition on television, including broadcast, cable, Internet, satellite and all other forms of television Exhibition.
“Term” means the term of this Sublicense Agreement as set forth in Paragraph 3(a).
“Theatrical Exhibition” means, with respect to any Motion Picture, the Exhibition of such Motion Picture in commercial motion picture theatres or other venues where members of the general public view such Motion Picture for an admission fee.
“Video Game” means any and all (a) interactive software games and other software-based products for all platforms, including, without limitation, video game consoles (e.g., the Microsoft Xbox 360, the Nintendo Wii, and the Sony Playstation 3), handheld gaming platforms (e.g., the Nintendo DS and the Sony PSP), online platforms (e.g., massively multiplayer online games, casual games, streaming games, and downloaded games), wireless platforms, personal computers, and all successor platforms of any of the foregoing; (b) video game prequels, sequels, expansion packs, premium modules, add-ons, episodic content, mission packs, spin-offs, conversions, and ports related to any such interactive software games; and (c) related documentation in print or electronic form, including, without limitation, strategy books, guides and hint books.
 “Weekend” means the period Wednesday through Sunday, inclusive.

2.           Grant of Rights; Amendment; Etc.
(a)         DW II hereby grants to Holding Company, subject to and conditioned upon the terms and conditions set forth herein, and Holding Company hereby accepts, a non-assignable (except as set forth in Paragraph 11(c)), royalty-free right and license during the Term in the DWA Registered Territory or outside the DWA Registered Territory: (i) to use the Licensed Marks (either alone or with the words “Studios,” “Studio,” “Pictures,” “Films,” or “Television”) as part of Holding Company’s and the Holding Company Subsidiaries’ corporate names and trade names, including, without limitation, use of the trade names (but not including the Non-SKG Mark) on stationery, business documents, and business cards; (ii) to use Licensed Marks (but not including the Non-SKG Mark, except as expressly set forth in the immediately following sentence) on and in connection with Licensed Goods and Licensed Services, (iii) to use the Licensed Domain Names in connection with websites dedicated exclusively to Licensed Goods and/or Licensed Services; and (iv) to use the Licensed Marks (but not including the Non-SKG Mark) in the other manners expressly set forth herein.  The license granted in the preceding sentence includes the right to use the Non-SKG Mark in presentation credits, one-sheet billing blocks, and press releases for Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures, and in other contexts as may be designated by DW II from time to time (which Holding Company acknowledges and agrees will be subject to DWA’s prior approval pursuant to the DWA License Agreement), and in other contexts in which the former DreamWorks Studios generally used the Non-SKG Mark in the ordinary course of business prior to the Effective Date.  For avoidance of doubt, and notwithstanding anything to the contrary herein, (i) any use by Holding Company or any Sublicensee of the word “DreamWorks” as part of a logo or design mark must be accompanied with (and such logo or design mark must incorporate) “SKG” as shown in the registrations listed on Schedule A, and (ii) neither Holding Company nor any Sublicensee shall have the right to use the Non-SKG Mark in any context(s) in which the former DreamWorks Studios generally used a trademark, service mark or trade name incorporating both “DreamWorks” and “SKG” in the ordinary course of business prior to the Effective Date. In addition, such license (together with all limitations, restrictions, requirements and obligations related to such license and/or the use of the Licensed Marks as set forth in this Sublicense Agreement) shall extend to the Holding Company Subsidiaries, provided that each such Holding Company Subsidiary agrees in writing to be bound by the terms of this Sublicense Agreement (including with respect to all such limitations, restrictions, requirements and obligations).  Holding Company shall ensure that each Holding Company Subsidiary complies with all of the terms and conditions of this Sublicense Agreement, and any breach of any such terms and conditions by any Holding Company Subsidiary shall be deemed a breach of this Sublicense Agreement by Holding Company.  The use of the Licensed Marks in connection with words other than “Studios,” “Studio,” “Pictures,” “Films,” or “Television” by Holding Company or any Holding Company Subsidiary shall require the prior written consent of DW II (which Holding Company acknowledges and agrees will be subject to DWA’s prior written consent pursuant to the DWA License Agreement).  The right and license granted to Holding Company hereunder shall be exclusive only as to the use of the Licensed Marks on or in connection with (1) Licensed Goods which are based on and feature as the primary element of ornamentation and/or design (A) scenes and/or characters from Licensee Live-Action Motion Pictures or (B) the title or logo of a Licensee Live-Action Motion Picture, and (2) the Licensed Services as applicable to Licensee Live-Action Motion Pictures.  The right and license granted to Holding Company hereunder shall be non-exclusive in all other respects, including as to all other Licensed Goods and Licensed Services.  As set forth above, the license granted to Holding Company hereunder includes the right to use and sublicense Holding Company to use the Licensed Marks outside the DWA Registered Territory; provided, however, that notwithstanding anything to the contrary in this Sublicense Agreement or otherwise, Holding Company acknowledges and agrees that DW II’s rights under the DWA License Agreement with respect to maintenance and enforcement of the Licensed Marks and indemnification from DWA apply only to use in the DWA Registered Territory within the DWA Registered Trademark Rights, and any other use or sublicensing of the Licensed Marks by Holding Company, including any use or sublicensing outside the DWA Registered Territory, shall be at Holding Company’s sole risk.  For avoidance of doubt, Holding Company may also permit Reliance Entity and Disney (as defined in Section 2(f)) to display the Licensed Marks to reference Holding Company in connection with accurate descriptions of Holding Company’s relationship with Reliance Entity and/or Disney (as applicable) in Reliance Entity’s and Disney’s corporate documentation and corporate publicity including, without limitation, Reliance Entity’s and Disney’s contracts, annual reports, and communications to shareholders and the general business community, and on the sections of Reliance Entity’s and Disney’s general corporate website(s) devoted to partner/alliance relationships; provided that, (x) for avoidance of doubt, Reliance Entity shall have no right to use any Licensed Mark as a trademark or service mark, or as a trade name other than in reference to Holding Company, and Disney shall have only those rights with respect to the Licensed Marks expressly granted under the Disney Distribution Agreement, and (y)  Holding Company shall ensure that all display of Licensed Marks by Reliance Entity and/or Disney shall be in the same manner (including with respect to size, prominence and placement) as that used for Reliance Entity’s and Disney’s display of other partner trade names and logos.
(b)         Notwithstanding anything in this Sublicense Agreement to the contrary, Holding Company’s exclusivity as set forth above shall not include (and Holding Company acknowledges and agrees that DWA retains pursuant to the DWA License Agreement) the right to use the Licensed Marks in connection with (i) Live-Action Motion Pictures intended for family audiences; (ii) live-action online/digital family content; (iii) all services related to the production, distribution or other exploitation of Live-Action Motion Pictures intended for family audiences and live-action online/digital family content; and (iv) all other goods and services based on, incorporating or otherwise related to Live-Action Motion Pictures intended for family audiences and live-action online/digital family content.   Holding Company also acknowledges and agrees that DWA retains the right to license others to use the Licensed Marks in connection with DWA’s distribution agreements (e.g., its Paramount distribution agreement), subdistribution agreements, and promotion agreements, and all services related to the production, distribution or other exploitation of DWA’s Live-Action Motion Pictures intended for family audiences and live-action online/digital family content and all other goods and services based on, incorporating or otherwise related to Live-Action Motion Pictures intended for family audiences and live-action online/digital family content (other than with respect to sublicensing third parties to use any Licensed Marks in connection with the production  and distribution of such third party’s Live-Action Motion Picture intended for family audiences).
(c)         Notwithstanding anything to the contrary herein, Holding Company acknowledges and agrees that the rights granted to Holding Company under this Sublicense Agreement are subject to the following preexisting rights of third parties: (i) UMG Recordings, Inc. has been granted an exclusive license to use “DreamWorks Records” as more fully set forth in the Sublicense Agreement dated as of January 8, 2004, between DreamWorks LLC and UMG Recordings, Inc., and (ii) Paramount Pictures Corporation, as DreamWorks LLC’s successor-in-interest as a result of Paramount Pictures Corporation’s purchase of DreamWorks LLC, shall have the right to use “DreamWorks” and/or the Licensed Marks as more fully set forth in the Sublicense Agreement dated as of October 27, 2004, between DreamWorks Animation LLC and DreamWorks LLC.

(d)         Notwithstanding anything in this Sublicense Agreement to the contrary, the right and license granted to Holding Company hereunder does not include the right to (and Holding Company shall not) use or sublicense any third party to use the Licensed Marks in connection with:
              (i) any Video Game for any online platform (or any online functionality included in any other platform) that (A) permits ten (10) or more users (in the aggregate including all rooms, worlds and areas associated with such Video Game) in different physical locations to interact in real time using animated avatars in a virtual world, or (B) includes features of a persistent virtual world (i.e., a virtual world that continues to change and develop even while some users are not playing, or where user-initiated changes to the virtual world or to a user’s avatar persist beyond one play session (i.e., a single period of uninterrupted play)), including, without limitation, any “massively multiplayer online game” or other persistent or partially-persistent online game or community (including, by way of example only and without limitation, games with interactive or persistent features or functionality similar to Second Life, World of Warcraft, Club Penguin or Webkinz) (collectively “Interactive/Persistent Online Games”) (provided that, for avoidance of doubt, clause (B) of this subsection (i) will not prohibit use or sublicensing of the Licensed Marks in connection with Video Games that permit the user to create an animated avatar which can be used more than once (such as the animated avatars users create to play Wii) as long as enhancements, add-ons or modifications made to such avatar during play do not persist beyond one play session; or
  (ii) Video Games for any online platform that are not Interactive/Persistent Online Games (“Non-Interactive/Persistent Online Games”) except solely in connection with the promotion of Theatrical Exhibition of a Licensee Live-Action Motion Picture or Licensee Hybrid Motion Picture during the period commencing three (3) months before the initial Theatrical Exhibition of the Motion Picture and continuing through the initial video distribution window, but not longer than three (3) months after the initial home video (e.g., DVD, Blu-Ray disc) release of the Motion Picture; and provided further that Holding Company may only use (or sublicense) the Licensed Marks in connection with (A) such Non-Interactive/Persistent Online Games on online platforms that are solely promotional and non-income-producing (except that the website that hosts the applicable Non-Interactive/Persistent Online Games may contain advertising), and (B) no more than two (2) Non-Interactive/Persistent Online Games for each Licensee Live-Action Motion Picture or Licensee Hybrid Motion Picture (provided that, for avoidance of doubt, this subsection (ii) will not prohibit use or sublicensing of the Licensed Marks in connection with Video Games for non-online platforms that include an element of online functionality as long as such Video Games for non-online platforms are not Interactive/Persistent Online Games).

(e)         Holdbacks. Holding Company shall not commence or authorize the commencement of the initial Theatrical Exhibition of any Similar Theatrical Motion Picture under any Licensed Marks in any territory during any Holdback Period in such territory.  With respect to each DWA Event Picture, the “Holdback Period” in each applicable territory (i.e., in the Domestic Territory and in each International Territory) is the period commencing on the first day of the Weekend prior to the Release Date of such DWA Event Picture in such territory and continuing throughout and including the Weekend following such Release Date (e.g., if the DWA Event Picture is being released on a (i) Friday, then the Holdback Period commences two Wednesdays before such Friday and ends two Sundays after such Friday; (ii) Wednesday, then the Holdback Period commences on the Wednesday one week before such Wednesday and ends two Sundays after such Wednesday).  In addition, Holding Company shall not commence or authorize the commencement of the initial Theatrical Exhibition of any Major Release under any Licensed Marks in any territory (i.e., in the Domestic Territory and in each International Territory) on the same Weekend as the Release Date for a DWA Event Picture in such territory.  The holdback obligation described in the previous sentence is conditioned on DWA providing DW II at least twelve (12) months’ prior notice of the scheduled Release Date for a DWA Event Picture in the Domestic Territory and each International Territory.  If DWA changes a Release Date after the date that is twelve (12) months before the scheduled Release Date in the applicable territory and Holding Company had already set the Release Date for one of its Motion Pictures to comply with this Paragraph 2(e) based on the Release Date originally set forth in DWA’s notice to DW II, Holding Company shall not be required to change such previously set Release Date to comply with the provisions of this Paragraph 2(e) based on DWA’s revised Release Date.  In addition, Holding Company shall consult in good faith with DWA prior to scheduling the initial Theatrical Exhibition of a Motion Picture under any Licensed Marks that is rated “PG-13” (or a materially equivalent rating in the event of any changes to the ratings system) in the Domestic Territory and in each of the International Territories during the period one (1) Weekend on either side of the applicable Release Date of each DWA Event Picture in the Domestic Territory and in each of the International Territories, respectively; provided that, if Holding Company determines in its good faith business judgment after such consultation with DWA to proceed with the initial Theatrical Exhibition of such Motion Picture during such period, Holding Company will not be deemed to have violated the provisions of this  Paragraph 2(e).  DW II acknowledges that in certain International Territories, such holdback restrictions may be inappropriate or impracticable to enforce due to differences in ratings’ categories and, accordingly, the parties will attempt to accomplish as closely as possible their agreement with respect to the holdback restrictions as set forth in this Paragraph 2(e) in any such International Territory, taking into account such differences in ratings’ categories.
(f)          Sublicenses.  Holding Company shall have the right to grant sublicenses to (i) Walt Disney Company (“Disney”) for the distribution of Motion Pictures worldwide (the “Disney Distribution Agreement”); (ii) Reliance Big Entertainment Ltd. (“Reliance Big,” and together with Disney, the “Distributors”) for distribution of Motion Pictures in India and the Reliance Expatriate Territory (but with respect to the Reliance Expatriate Territory only for Permitted Dubbed Versions)  (the “Reliance Distribution Agreement,” and together with the Disney Distribution Agreement, the “Distribution Agreements”); and/or (iii) consumer products and promotional partner sublicensees, in each case subject to the terms and conditions set forth in this Sublicense Agreement (each, a “Consumer Products Sublicense”).   Holding Company may also, with DW II’s prior written approval in each case (which Holding Company acknowledges and agrees will be subject to DWA’s approval pursuant to the DWA License Agreement), enter into additional distribution agreements that contain sublicenses of the Licensed Marks, and any such additional approved distribution agreements shall be included in “Distribution Agreements” for all purposes under this Sublicense Agreement.  Paramount Pictures, Universal Pictures, Twentieth Century Fox, Columbia Pictures, and Warner Brothers are pre-approved as distributors for purposes of the preceding sentence.  The Distribution Agreements and each and every Consumer Products Sublicense shall contain at least the terms set forth in Schedule D and shall otherwise comply with the terms of this Sublicense Agreement.  Holding Company and all sublicensees of Holding Company are referred to in this Sublicense Agreement, individually and collectively, as “Sublicensees,” and all sublicenses granted by Holding Company (including the Distribution Agreements and Consumer Products Sublicenses) are referred to in this Sublicense Agreement, individually and collectively, as “Sublicenses.”  Without limitation of the foregoing, each and every Sublicense shall automatically terminate (except for the permitted continued use of the Licensed Marks as expressly set forth in Paragraph 3(c) below) upon any termination or expiration of this Sublicense Agreement.  Any deviation from the terms set forth in Schedule D, shall require DW II’s prior written consent (which Holding Company acknowledges and agrees will be subject to DWA’s prior written consent as set forth in the DWA License Agreement), including, without limitation, any changes to the provisions in any Sublicense related to automatic termination of such Sublicense.  Holding Company agrees that the maximum length of the term of each Consumer Products Sublicense shall be consistent with and no longer than the average length of the terms of the sublicense agreements (including any mandatory extensions thereof, if any) actually entered into by the prior DreamWorks LLC under the 2004 Sublicense Agreement in connection with the same or similar  Licensed Goods.  Holding Company agrees that each Sublicensee shall be a reputable company capable of performing the Licensed Services and/or producing the Licensed Goods bearing the Licensed Marks under its Sublicense of the same general level of quality as under license agreements between DWA and third parties prior to the Effective Date of this Sublicense Agreement.  Holding Company shall provide DW II with the names and addresses of all Sublicensees and the subject matter of each Sublicense, so that DW II can provide such information to DWA pursuant to the DWA License Agreement.  At DWA’s request, Holding Company shall provide DW II a copy of each Sublicense promptly following execution, so that DW II can provide such copy to DWA pursuant to the DWA License Agreement.  Holding Company shall ensure that its Sublicensees comply with the terms of all Sublicenses, and any breach of a Sublicense by a Sublicensee shall be deemed a breach by Holding Company of this Sublicense Agreement.  DWA shall be an express third party beneficiary of all Sublicenses with respect to the provisions of such Sublicenses related to the Licensed Marks and shall have the right to enforce such provisions of all Sublicenses to the same extent as if DWA were a party to such Sublicenses. Without limitation of the generality of the foregoing, in the event that Holding Company becomes aware that any Consumer Products Sublicensee has materially breached any provision of the applicable Consumer Products Sublicense related to the Licensed Marks, Holding Company shall promptly issue a thirty (30) day termination notice to such Sublicensee, and if such Sublicensee does not cure such breach within thirty (30) days of such notice, Holding Company shall immediately terminate the applicable Consumer Products Sublicense.  In the event that Holding Company becomes aware that any Distributor has materially breached the terms of any Distribution Agreement related to the Licensed Marks, Holding Company shall promptly issue a notice to such Distributor specifying such breach and take appropriate steps to enforce the terms of the applicable Distribution Agreement and protect the Licensed Marks.  If such Distributor does not cure such breach of the Distribution Agreement within thirty (30) days of such notice, Holding Company shall either immediately terminate such Distributor’s right to use the Licensed Marks, suspend such Distributor’s right to use the Licensed Marks until such time as the breach is cured, or meet in person with such Distributor in order to resolve such Distributor’s non-compliance.  If such Distributor still has not cured the breach of the Distribution Agreement within sixty (60) days of the original notice, Holding Company shall either immediately terminate such Distributor’s right to use the Licensed Marks or suspend such Distributor’s right to use the Licensed Marks until such time as the breach is cured.  If such Distributor still has not cured the breach of the Distribution Agreement within ninety (90) days of the original notice, Holding Company shall immediately terminate such Distributor’s right to use the Licensed Marks.  Except as expressly set forth in this Paragraph 2(f), Holding Company shall have no right to sublicense any of the rights or licenses granted under this Sublicense Agreement, and any attempt by Holding Company to grant a Sublicense other than as expressly permitted by this Paragraph 2(f) shall be void and shall convey no rights to the purported Sublicensee with respect to the Licensed Marks.
(g)         Additions to DWA Registered Territory.  This Sublicense Agreement shall be automatically amended to add jurisdictions to the DWA Registered Territory (with respect to the Licensed Goods and the Licensed Services for which DWA obtains trademark registrations in the applicable jurisdictions only) in the event that DWA obtains additional trademark registrations in the Licensed Marks through new registrations in jurisdictions not already included on Schedule A.  Upon any amendment, Holding Company may cause all pertinent Sublicenses to be amended to reflect any additions to Schedules A and/or B.
(h)         Holding Company acknowledges that DWA has pre-existing contractual arrangements with its third party strategic partners McDonalds, Intel and Hewlett-Packard that may limit DW II’s ability to license the Licensed Marks to Holding Company, and to permit Holding Company to grant Sublicenses with respect to the Licensed Marks, for certain uses, as described in Schedule H.  Holding Company hereby agrees that the rights and license granted to Holding Company under this Sublicense Agreement shall be subject to the terms of DWA’s pre-existing contractual arrangements with its strategic partners as described in Schedule H, including any extensions and renewals of such arrangements.  In the event that Holding Company or any Sublicensee wishes to use any Licensed Marks for any Licensed Good or Licensed Service in a manner that would conflict with DWA’s pre-existing contractual arrangements, Holding Company may request that DW II attempt to secure permission for such use from DWA.
3.           Termination, Etc.
(a)         The Term of this Sublicense Agreement shall commence on the Effective Date and, unless terminated sooner pursuant to Paragraph 3(b), shall continue thereafter until the first to occur of (a) the initial Release Date of the thirtieth (30th) Motion Picture produced (or co-produced), acquired, distributed or released by or for Holding Company, or (b) the sixth (6th) anniversary of the Effective Date.
(b)         This Sublicense Agreement may be terminated in its entirety by Holding Company at any time upon notice to DW II.  This Sublicense Agreement will terminate in its entirety automatically upon the termination or expiration of the DWA License Agreement without notice or further act by either party.   In addition, this Sublicense Agreement may be terminated in its entirety by DW II (i) at any time on or after the fourth (4th) anniversary of the Effective Date, provided that DW II gives Holding Company at least sixty (60) days’ prior notice of such termination, (ii) immediately upon notice to Holding Company in the event of a material breach by Holding Company that remains uncured for a period of thirty (30) days after DW II provides written notice to Holding Company of such claimed material breach, (iii) immediately upon notice to Holding Company in the event of a material breach by Holding Company of any provision of Paragraphs 2(e), 6(a) or 6(d), (iv) immediately upon notice to Holding Company in the event of a material breach by Holding Company of any provision of Paragraphs 6(b), 6(c), 6(e), 6(f) or 6(g) that remains uncured for a period of five (5) days after DW II provides written notice to Holding Company of such claimed material breach, (v) immediately upon notice to Holding Company in the event that Spielberg ceases to have Greenlight Authority over each and every Motion Picture financed, produced, acquired and/or released by Holding Company and the Holding Company Subsidiaries, (vi) immediately upon notice to Holding Company in the event that Spielberg does not exercise Greenlight

Authority during any period of twenty-four (24) consecutive months with respect to at least one Motion Picture for Theatrical Exhibition or one Television Motion Picture, in each case that is produced or acquired by Holding Company and the Holding Company Subsidiaries and is released under the Licensed Marks, (vii) immediately upon notice to Holding Company in the event that Spielberg dies or Spielberg has a physical or mental incapacity that impairs his ability to exercise Greenlight Authority over each and every Motion Picture financed, produced, acquired and/or released by Holding Company and the Holding Company Subsidiaries for a period of three (3) months or longer, (viii) immediately upon notice to Holding Company in the event that that (A) any Licensee-Related Entity undergoes a Change of Control, (B) DW II is no longer solely and wholly owned and controlled by Spielberg, (C) DW II Management, LLC is no longer managed by and more than seventy-five percent (75%) owned by DW II Management, LP, (D) DW II is no longer the sole general partner of DW II Management, LP, or entities solely owned and controlled by Spielberg are no longer the sole owners of DW II Management, LP; or (E) any of the Holding Company Subsidiaries is no longer solely and wholly owned and controlled by Holding Company; (ix) immediately upon notice to Holding Company in the event that (A) Holding Company has not acquired funding of at least $325,000,000 by the initial official launch of Holding Company, (B) Reliance Entity does not fund Holding Company by the initial official launch of Holding Company, (C) Reliance Entity ceases to beneficially own at least twenty-five percent (25%) of the outstanding equity securities of Holding Company and each of the Holding Company Subsidiaries, or (D) any entity or person other than Reliance Entity or DW II Management, LLC becomes the beneficial owner of a ten percent (10%) or greater equity interest in Holding Company or any of the Holding Company Subsidiaries without the prior written approval of DWA, (x) immediately upon notice to Holding Company in the event that (A) any Licensee-Related Entity (other than Reliance Entity) files any petition under any bankruptcy, insolvency or similar laws, (B) any involuntary petition under any bankruptcy or similar statute is filed against any Licensee-Related Entity (other than Reliance Entity) or a receiver or trustee is appointed to take possession of all or a substantial part of any Licensee-Related Entity’s (other than Reliance Entity’s) assets, (C) any Licensee-Related Entity (other than Reliance Entity) makes a general assignment for the benefit of creditors or becomes unable to meet its obligations as they mature, or (D) any Licensee-Related Entity’s (other than Reliance Entity’s) financial condition becomes such as to materially impair or to be reasonably likely to materially impair its performance in accordance with the terms and conditions of this Sublicense Agreement.  Holding Company shall promptly provide written notice to DW II and DWA of the occurrence of an event set forth in this Paragraph 3(b)(v) through (x).  In the event of termination of this Sublicense Agreement in its entirety by DW II under this Paragraph, all Sublicenses shall automatically terminate by their terms as required by Paragraph 2(f) above (other than as expressly set forth in Paragraph 3(c)), Holding Company will cease (and will cause all Sublicensees to cease) all further use of the Licensed Marks except as expressly permitted hereunder, and Holding Company will take such steps as are necessary to change its and the Holding Company Subsidiaries’ corporate names and trade names to ones that do not include any Licensed Mark, to cease use of any domain names containing any Licensed Mark, and to delete all listings of its corporate names and trade names in directories, databases, indices, and other public and private listings, all as soon after termination as commercially possible.  In the event that this Sublicense Agreement expires pursuant to Paragraph 3(a), terminates as a result of a Non-Breach Termination (as defined in the DWA License Agreement) of the DWA License Agreement, or terminates because DW II exercised its right to terminate pursuant to this Paragraph 3(b) other than for Holding Company’s material breach pursuant to any of Paragraphs 3(b)(ii)-(iv) (a “Non-Breach Sublicense Termination”), DW II agrees that Holding Company or Holding Company’s successor(s)-in-interest may use the Licensed Marks in connection with Completed Films, but only in the manner set forth in Paragraph 3(c) below, and provided that, notwithstanding anything to the contrary in this Sublicense Agreement, the parties acknowledge and agree that there shall not be more than thirty (30) Completed Films in the aggregate.

(c)         Following any Non-Breach Sublicense Termination, and subject to all of Holding Company’s obligations under this Sublicense Agreement, Holding Company may (i) continue to exercise the rights and licenses granted under this Sublicense Agreement to use the Licensed Marks in connection with any of the following activities, to the extent such activities are included in Licensed Services: (1) distributing or exhibiting any Completed Film; (2) releasing or re-releasing any Completed Film; (3) editing any Completed Film for television Exhibition, DVD Exhibition, or Exhibition in any other media, now known or hereafter developed, or for purposes of territorial distribution, and dubbing or sub-titling any Completed Film into a different language, or for reasons of public taste, or for legal reasons, including but not limited to a claim or the threat of a claim that such Completed Film without such editing might infringe the rights of any third party, and then releasing, distributing, and exhibiting such edited Completed Film; (4) using the Licensed Marks for attribution purposes only, solely to the extent necessary to indicate the fact that such Completed Film was produced and/or distributed by Holding Company, or (5) using and authorizing the use of phrases such as “Based on the Film ________ Produced [or Presented] by DreamWorks Pictures [or DreamWorks Studios or DreamWorksFilms]” (provided that only one such construction may be used for all Completed Films) for attribution purposes only, solely to the extent required to indicate the relationship between a Completed Film and any sequel to or remake of a Completed Film, and provided that no Licensed Marks are used in connection with such sequel or remake other than as required to indicate such relationship; (ii) for a period of six (6) months after the date of expiration or termination (the “Tail Period”), continue to enter into Consumer Products Sublicenses with respect to Licensed Goods based on and featuring as the primary element of ornamentation and/or design scenes and/or characters from a Completed Film; and (iii) for the remainder of the then-current term (without any extension or renewal) of any Consumer Products Sublicenses entered into during the Term of this Sublicense Agreement or during the Tail Period, continue to distribute, advertise and promote Licensed Goods pursuant to such Sublicenses.  Except as expressly set forth in this Paragraph 3(c), following any termination or expiration of this Sublicense Agreement, Holding Company shall immediately cease and cause its Sublicensees to cease all use of the Licensed Marks, including, without limitation, all Exhibition of Motion Pictures under the Licensed Marks, all sales and distribution of any goods or services under the Licensed Marks, and all use of any domain names containing any Licensed Marks.  The following sections of this Sublicense Agreement shall survive any termination or expiration:  1, 3(c), 6(a)-(e), 9(c), 9(d), 10 and 11.  In addition, (A) all limitations, restrictions and other terms of this Agreement applicable to Holding Company’s or any Sublicensee’s continued use of any Licensed Marks after expiration or termination pursuant to this Paragraph 3(c) shall survive during the period of such continued use, and (B) Holding Company shall remain responsible for enforcing the provisions of any Sublicenses applicable to the Licensed Marks to the extent that such provisions survive the termination or expiration of such Sublicenses.
4.           Attribution Notice; Usage Guidelines.
Holding Company agrees that in connection with any use of the Licensed Marks under this Sublicense Agreement, it will comply with, and will cause all Sublicensees to comply with, such usage guidelines regarding the use and display of the Licensed Marks, including, without limitation, with respect to notices regarding DWA’s ownership of the Licensed Marks, as DW II may reasonably require from time to time (provided that any changes that DW II makes to its usage guidelines in effect as of the Effective Date will be reasonable and will not materially impair Holding Company’s or its Sublicensees’ use of the Licensed Marks). Without limitation of Paragraph 2(f), Holding Company agrees that it will include in any Sublicense a requirement that all Sublicensees will comply with such guidelines and use such notices as may be reasonably required by DW II.  Holding Company acknowledges and agrees that all usage guidelines with respect to the Licensed Marks will be as promulgated by DWA pursuant to the DWA License Agreement.

5.           Further Assurances, Etc.
(a)         Holding Company may request that DW II request that DWA, pursuant to the DWA License Agreement, take such steps as DWA determines are reasonably necessary under the laws of the various jurisdictions in the DWA Registered Territory, as the DWA Registered Territory may be amended from time to time in the manner set forth in Paragraph 2(g), to record this Sublicense Agreement, at DWA’s sole expense, in order to facilitate Holding Company’s and its Sublicensees’ use of the Licensed Marks and enable DWA to enforce the Licensed Marks.  If Holding Company has a bona fide intent to use or grant a Sublicense to use the Licensed Marks in a particular jurisdiction where applicable law requires recordal of trademark license agreements and DWA has not previously recorded the DWA License Agreement in such jurisdiction, then Holding Company may request that DW II request that DWA record the DWA License Agreement in such jurisdiction.
(b)         Holding Company will (and will require its Sublicensees to) execute such documents and to take such steps, at Holding Company’s sole expense, including, without limitation, by making available to DWA and its counsel documents, information, and witnesses, as may be required by DWA to perfect, confirm, acknowledge, or record this Sublicense Agreement in any jurisdiction, to enforce the Licensed Marks, or otherwise to effectuate the purposes of this Sublicense Agreement.
6.           Acknowledgment of DWA’s Ownership of Licensed Marks, Etc.
(a)         Holding Company acknowledges and agrees that DWA owns all right, title and interest in and to the Licensed Marks throughout the world, that Holding Company will acquire no ownership interest in or to the Licensed Marks under this Sublicense Agreement, and that Holding Company’s interest in the Licensed Marks is limited solely to the license interest conferred by the license expressly granted under this Sublicense Agreement.  There are no implied licenses under this Sublicense Agreement.  Holding Company further acknowledges and agrees that all uses of the Licensed Marks by it under this Sublicense Agreement and by all Sublicensees under all Sublicenses inure and shall inure to the benefit of DWA and that all goodwill in the Licensed Marks is and shall be owned by DWA.

(b)         Holding Company agrees that it will not file, and that it will cause all Sublicensees not to file, any applications to register any Licensed Marks, or any other mark that consists of, colorably imitates, or is confusingly similar to any of the Licensed Marks or any other DreamWorks Marks, in the DWA Registered Territory or in any jurisdiction outside the DWA Registered Territory.  Holding Company agrees that it will not register, and that it will cause all Sublicensees not to register, any domain name that includes any Licensed Marks or that consists of, colorably imitates, or is confusingly similar to any of the Licensed Marks or any other DreamWorks Marks, in the DWA Registered Territory or elsewhere in the world.
(c)         Holding Company agrees that, except as specifically permitted hereunder, it will make no use, and will cause all Sublicensees to make no use, of any mark that consists of, colorably imitates, or is confusingly similar to, any of the Licensed Marks or any other DreamWorks Marks.
(d)         Holding Company agrees that it will not challenge, or assist any third party, including, without limitation, any Sublicensee, to challenge, the validity of the Licensed Marks or any other DreamWorks Marks or DWA’s ownership thereof or the enforceability of DWA’s rights therein.  Holding Company agrees that it will include in each Sublicense a provision that each Sublicensee will not challenge, or assist any third party to challenge, the validity of the Licensed Marks.
(e)         Holding Company agrees that it will not, and will cause all Sublicensees not to, alter or modify any Licensed Marks, or combine any Licensed Marks with any other trademark in a manner that creates or may reasonably be deemed to create a composite mark.
(f)          Without limitation of anything else in this Paragraph 6, Holding Company shall not, and shall cause its Sublicensees not to, use or display any Licensed Mark with any Disney Mark, including, without limitation, by using or displaying any Licensed Mark on or in any product, advertising or marketing material, packaging or label, signage or display on or in which any Disney Mark also appears.  Notwithstanding the preceding sentence, Holding Company may permit Disney (if Disney is a Sublicensee) to display (i) a Walt Disney distribution credit in a form substantially similar to one of the following: “Distributed by WALT DISNEY STUDIOS MOTION PICTURES” or “Distributed by WALT DISNEY MOTION PICTURES” or “Distributed by WALT DISNEY STUDIOS” (each a “Disney Distribution Credit”), only in conjunction with the Touchstone logo in a manner substantially similar to that shown on the attached Schedule E (including with respect to the relative proportions of the Disney Distribution Credit and the Touchstone logo), on or in (A) Video game and DVD packaging that displays Licensed Marks as otherwise permitted under this Sublicense Agreement, and (B) paid advertising for Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures marketed or distributed under Licensed Marks as otherwise permitted under this Sublicense Agreement, including in-theater “standees” for such Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures; (ii) a Disney Distribution Credit in the end of the end crawl of Licensee Live-Action Motion Pictures in a manner consistent with the use of such distribution credit in Touchstone Live-Action Motion Pictures released prior to the Effective Date (such as Swing Vote); (iii) Disney Marks and Licensed Marks (as otherwise permitted under this Sublicense Agreement) in presentation booklets and similar marketing materials used to offer both Disney Motion Pictures and Licensee Live-Action Motion Pictures and/or Licensee Hybrid Motion Pictures to buyers and potential buyers of such Motion Pictures; and (iv) Disney Marks and Licensed Marks (as otherwise permitted under this Sublicense Agreement) on convention or tradeshow booth/suite signage displayed at, and marketing materials distributed at, conventions or tradeshows where Disney showcases both Disney Motion Pictures and Licensee Live-Action Motion Pictures and/or Licensee Hybrid Motion Pictures.

(g)         For avoidance of doubt, Paragraph 6(f) will not prevent Holding Company from selling Licensed Goods that bear Licensed Marks in retail stores owned and operated by the Walt Disney Company, or retail stores and online portals and catalogs operated under Disney Marks, provided that such Licensed Goods (and any related advertising or marketing material, packaging and label, signage and display, and other material) do not bear, display or otherwise use any Disney Mark, except to the extent expressly permitted under Paragraph 6(f).  In addition, Paragraph 6(f) will not prevent Holding Company from exhibiting, advertising, marketing or promoting Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures on ESPN, the Disney Channel, ABC or ABC Family as otherwise permitted by this Sublicense Agreement.
7.           Quality Control.
(a)           Holding Company agrees to consult in good faith with DW II prior to the use of the Licensed Marks in connection with any Licensed Goods and Licensed Services (and Holding Company acknowledges and agrees that DW II will, in turn, consult with DWA with respect to such use pursuant to the DWA License Agreement). Without limitation of the foregoing, Holding Company shall not use any Licensed Marks in connection with any Television Motion Pictures without DW II’s approval in advance in writing (which Holding Company acknowledges and agrees will be subject to DWA’s approval pursuant to the DWA License Agreement).  For avoidance of doubt, if DW II approves a television series (which Holding Company acknowledges and agrees will be subject to DWA’s approval pursuant to the DWA License Agreement), such approval shall apply to all episodes in such series, provided that the foregoing shall not limit Holding Company’s quality control obligations with respect to all episodes in such series, nor shall it limit DW II’s rights to inspect and approve such quality as set forth in Paragraph 7(d).
(b)           Holding Company agrees that it will use, and will cause all Sublicensees to use, the Licensed Marks only in connection with Licensed Goods and Licensed Services of such quality as will protect and enhance the goodwill, image and reputation adhering to the Licensed Marks, and, without limiting the generality of the foregoing, of a quality at least equal to that of similar goods and services provided or sold by DWA and DWA’s other licensees.  Licensed Goods and Licensed Services that are of a quality at least equal to that of similar goods and services provided or sold by DWA and DWA’s other licensees will be deemed to have met the foregoing quality requirement.
(c)           Holding Company agrees to conform its uses, and to cause all Sublicensees to conform their uses, of the Licensed Marks under this Sublicense Agreement to the usage guidelines set forth in Schedule F attached hereto, which Schedule F may be amended by DW II from time to time through written notice to Holding Company in the manner set forth in Paragraph 11(a) below (and provided that Holding Company and its Sublicensees will be given a reasonable period of time in which to apply any such changes).  Holding Company acknowledges and agrees that the usage guidelines will be as promulgated by DWA pursuant to the DWA License Agreement.  In the event that Holding Company wishes to use or permit any Sublicensee to use the Licensed Marks in a manner that deviates from the usage guidelines set forth in Schedule F attached hereto, Holding Company shall seek approval from DW II in writing for such use (which Holding Company acknowledges and agrees will be subject to DWA’s approval pursuant to the DWA License Agreement).

(d)         DW II shall have the right to inspect and approve (and to have DWA inspect and approve) the quality of all Licensed Goods and Licensed Services in connection with which Holding Company or any Sublicenses uses any Licensed Marks, and Holding Company shall not (and shall ensure that its Sublicensees do not) use any Licensed Mark in connection with any Licensed Goods or Licensed Services that have been disapproved by DW II or DWA.  As requested by DW II, Holding Company agrees to submit to DW II for review and approval (including review and approval by DWA) a sample of any Licensed Goods in connection with which Holding Company or any Sublicenses is using or intends to use any Licensed Marks, and a sample of any materials and information regarding any Licensed Services in connection with which Holding Company or any Sublicensee is using or intends to use any Licensed Marks. Holding Company understands that, pursuant to the terms of the DWA License Agreement, if DWA does not notify DW II of its disapproval of a sample in writing within 10 business days of receipt of such sample by DWA, such sample shall be deemed approved, and that DWA has agreed in the DWA License Agreement to specify to DW II in writing the reasons for its disapproval of any such sample in the applicable disapproval notice.  DW II will inform Holding Company of the expiration of such 10 business day period and/or provide any such DWA disapproval notice to Holding Company, as applicable.  For avoidance of doubt, the inspection and approval rights as set forth in this Paragraph 7(d) are only to ensure that the Licensed Goods and Licensed Services meet the quality standards set forth in this Sublicense Agreement, and do not give DWA creative control over Holding Company’s Motion Pictures.  In addition, Holding Company will not be required to submit Motion Pictures intended for initial Theatrical Exhibition for approval by DWA, [***].
(e)         Holding Company shall ensure that once DW II and DWA have approved any sample pursuant to Paragraph 7(d), the applicable Licensed Goods and Licensed Services will not thereafter materially deviate from the sample approved by DW II and DWA.
(f)          Holding Company shall, and shall cause each Sublicensee to, (a) conduct its business in accord with the highest business and ethical standards (provided that a Sublicensee shall be deemed to have satisfied this standard if it complies with standards at least equivalent to those that DWA requires of its third party licensees), and in a manner that reflects positively on the Licensed Marks; (b) not derogate DWA’s rights in the Licensed Marks or the value of the Licensed Marks; (c) take no action that would interfere with, diminish or tarnish those rights or value; (d) not engage in any unfair, anticompetitive or unlawful business practices in connection with any use of the Licensed Marks or the manufacturing, sale, marketing and distribution of any Licensed Goods or the performance of any Licensed Services under the Licensed Marks; (e) not use the Licensed Marks or conduct its business in any manner that infringes or misappropriates any third party’s trademark, copyright, patent, trade secret, privacy or publicity right, or other intellectual property or proprietary right, or that is defamatory or obscene; and (f) comply with all applicable local, state and federal laws, regulations, rules, and ordinances governing its business in connection with any use of the Licensed Marks or the manufacturing, sale, marketing and distribution of any Licensed Goods or the performance of any Licensed Services under the Licensed Marks.  Holding Company shall, and shall cause each Sublicensee to reasonably cooperate with and assist DW II and DWA to monitor and ensure Holding Company’s and each Sublicensee’s compliance with this Paragraph 7(f).

NOTE: CERTAIN MATERIAL HAS BEEN REDACTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2. THE LOCATIONS OF THESE REDACTIONS ARE INDICATED THROUGHOUT THE DOCUMENT BY THE FOLLOWING MARKING: [***]

8.           Enforcement
(a)         Holding Company agrees to advise DW II promptly and in writing of any instances of possible infringement or dilution of, or unfair competition or cybersquatting regarding, the Licensed Marks in the DWA Registered Territory or elsewhere in the world that come to the attention of Holding Company (collectively “Infringements”).  Upon receipt of such notification or at any time, and subject to limitations on DW II’s rights with respect to enforcement of the Licensed Marks as set forth in the DWA License Agreement, DW II may request that DWA take such action as DWA deems appropriate to protect the Licensed Marks.  DW II will consult in good faith with Holding Company regarding any such request to DWA if the Infringement is in the DWA Registered Territory and within the scope of the DWA Registered Trademark Rights and relates to goods or services within the field of use of Holding Company’s license hereunder (provided that, as between DW II and Holding Company (and subject to the DWA License Agreement), the final decision of whether or not to request that DWA take such action shall be in DW II’s sole discretion).  As between DW II and Holding Company, and subject to the allocation between DW II and DWA as set forth in the DWA License Agreement, where litigation or another proceeding by DWA involves an Infringement, the attorneys’ fees and other expenses of such litigation or other proceeding (collectively “Expenses”), and any sums obtained by way of judgment or settlement from such litigation or other proceeding (a “Recovery”), shall be allocated as follows: (i) if the Infringement involves only the Licensed Marks and only Licensed Goods or Licensed Services as to which Holding Company has an exclusive license of the Licensed Marks, and Holding Company has agreed that such action should be taken, Holding Company shall reimburse DW II for all documented Expenses and shall keep any Recovery (and DW II agrees that any such reimbursed Expenses allocable to attorneys’ fees or other third party professional services shall be charged at hourly rates that do not deviate materially from the hourly rates that DW II has agreed to reimburse to DWA under the DWA License Agreement); and (ii) if the Infringement involves any DreamWorks Marks other than the Licensed Marks and/or any Licensed Goods or Licensed Services as to which Holding Company has a non-exclusive license of the Licensed Marks, or if Holding Company does not agree that such action should be taken, DW II shall bear all Expenses and shall keep any Recovery.  As between DW II and Holding Company, and subject to the allocation between DW II and DWA as set forth in the DWA License Agreement, where litigation by DWA against an Infringement also includes claims by Holding Company and/or DW II based upon Holding Company’s and/or DW II’s intellectual property rights or other rights unrelated to the Licensed Marks (e.g., Holding Company’s rights in a Motion Picture), each of DW II and Holding Company shall bear its own Expenses and shall keep any Recovery that pertain to the claims asserted by it, unless DW II and Holding Company elect to assert their respective claims through the same counsel, in which case they shall agree in good faith regarding the allocation of Expenses and Recovery.  Holding Company acknowledges and agrees that nothing in this Sublicense Agreement imposes any obligations on DWA with respect to any infringement or dilution of, or unfair competition or cybersquatting regarding, the Licensed Marks, and that the decision of whether or not to take any action with respect to any Infringements shall be in DWA’s sole discretion, and that DWA shall have the sole right (but no obligation) to take any such action and shall have the sole right to control any litigation or other proceeding.

(b)         Holding Company agrees (and will cause it Sublicensees to agree) at DWA’s request to be and, as necessary, to remain, the sole party or a joint party with DWA, and otherwise to cooperate with and assist DWA, in any litigation or other proceeding involving a claim based upon the Licensed Marks, including, without limitation, in the event that the substantive law of a particular jurisdiction requires Holding Company or any Sublicensee to be a party, whether because the status of the recordation of an assignment, this Subicense Agreement or any related documents in that jurisdiction as of the time of the commencement of such litigation or other proceeding does not permit DWA to proceed without Holding Company or such Sublicensee joining as a party, or for any other reason.  As between DW II and Holding Company, and subject to the allocation between DW II and DWA as set forth in the DWA License Agreement, the allocation of Expenses and Recovery in litigation or other proceeding, in which DW II, Holding Company or any Sublicensee must be a joint party with DWA, or a sole party, shall also be governed by Paragraph 8(a) above to the extent applicable.
(c)         Holding Company may request DW II to request that DWA file applications to register the Licensed Marks for the Licensed Goods and Licensed Services in countries outside the DWA Registered Territory, to register the Licensed Marks in jurisdictions in the DWA Registered Territory for goods and services in addition to the Licensed Goods and Licensed Services, and to register domain names containing the Licensed Marks.  Holding Company acknowledges and agrees that whether to file such applications for trademark and service mark registration, and to register such domain names, shall be solely DWA’s decision pursuant to the DWA License Agreement.  The attorneys’ fees and expenses in connection with the filing and prosecution of such applications that DWA agrees to file, or the registration of such domain names that DWA agrees to register, shall be allocated between DW II and DWA as set forth in the DWA License Agreement.  Holding Company acknowledges and agrees that nothing in this Sublicense Agreement imposes any obligations on DWA with respect to prosecution or maintenance of any applications or registrations for Licensed Marks.  Without limitation of Paragraph 6(a), Holding Company acknowledges and agrees that DWA will own all domain names that incorporate any DreamWorks Marks, including the Licensed Domain Names.  Holding Company may request that DW II request DWA to use commercially reasonable efforts to cause the Licensed Domain Names to resolve to such websites as are directed by Holding Company, provided that the use of any DreamWorks Marks on such websites and any materials displayed on or otherwise made available through such websites complies with the terms of this Sublicense Agreement.
9.           Representations and Warranties.
(a)         DW II represents and warrants to Holding Company that: (i) it has the right, power, and authority to enter into and fully perform its obligations under this Sublicense Agreement; and (ii) this Sublicense Agreement is a binding agreement as to DW II that is enforceable against DW II according to its terms.
(b)         Holding Company represents and warrants to DW II that: (i) Holding Company will throughout the Term of this Sublicense Agreement maintain sufficient control over all Sublicensees to fulfill Holding Company’s obligations to cause all Sublicensees to comply with the Sublicenses and otherwise take or refrain from taking the actions specified hereunder; (ii) Holding Company’s and its Sublicensees’ use of the Licensed Marks, and the conduct of its and their business under the Licensed Marks, shall be in accordance with all applicable laws, (iii) Holding Company has the right, power, and authority to enter into and fully perform its obligations under this Sublicense Agreement; and (iv) this Sublicense Agreement is a binding agreement as to Holding Company that is enforceable against Holding Company according to its terms.

(c)         The Licensed Marks are provided to Holding Company “as is” without any warranty express or implied, and DW II hereby specifically disclaims (on behalf of itself and DWA) any warranties, express or implied, including, without limitation, the warranties of merchantability, fitness for a particular purpose, title and non-infringement of third-party rights, and any warranties that may arise due to course of performance, course of dealing or usage of trade, related to the Licensed Marks or, except as expressly set forth in Paragraph 9(a) above, any other subject matter of this Sublicense Agreement.  Holding Company acknowledges and agrees that DWA has no obligations to Holding Company under this Sublicense Agreement, and that DWA shall have no liability to Holding Company or any Sublicensee arising from or relating to  this Sublicense Agreement, the Licensed Marks or any other subject matter of this Sublicense Agreement.
(d)         In no event shall DW II be liable for any indirect, special or consequential damages, or damages for loss of profits, loss of goodwill or otherwise, arising from or relating to this Sublicense Agreement or the Licensed Marks, even if DW II is expressly advised of the possibility of such damages.  DW II’s total liability arising from or relating to this Sublicense Agreement or the subject matter hereof shall not exceed two hundred fifty thousand dollars ($250,000). The foregoing limitation of liability and exclusion of certain damages shall apply regardless of the failure of essential purpose of any remedies available to either party.
10.        Indemnification.
(a)         DW II agrees to indemnify, defend, and hold harmless Holding Company from and against any claim, demand, cause of action, or suit for trademark, service mark, or trade name infringement, or for dilution, cybersquatting, or unfair competition that is asserted against Holding Company by a third party (other than DWA) solely to the extent based on Holding Company’s or any Sublicensee’s use of the Licensed Marks for Licensed Goods or Licensed Services in the DWA Registered Territory and within the scope of the DWA Registered Trademark Rights as expressly permitted under this Sublicense Agreement (each a “Trademark Claim”), subject to the limitation of liability in Paragraph 9(d). Holding Company agrees that upon receipt of notice of any Trademark Claim, it will promptly tender such Trademark Claim in writing to DW II in the manner set forth in Paragraph 11(a) below, and DW II agrees that it will defend Holding Company against such Trademark Claim at DW II’s expense and through counsel of DW II’s choosing (subject to DWA’s rights to assume and control the defense and settlement of such claim under the DWA License Agreement).  DW II may defend or compromise any Trademark Claim (subject to DWA’s rights to assume and control the defense and settlement of such claim under the DWA License Agreement) and agrees to pay any judgment or settlement on any Trademark Claim (in each case, subject to the limitation of liability set forth in Paragraph 9(d)), provided that DW II will not agree to any settlement that affects Holding Company’s rights hereunder without good faith consultation with Holding Company.  Holding Company agrees that it will cooperate fully with, and will cause all applicable Sublicensees to cooperate fully with, DW II and/or DWA and their respective counsel in DW II’s and/or DWA’s defense of any Trademark Claim.  DW II agrees to carry such insurance as may be reasonable to insure the fulfillment of DW II’s indemnity obligations with respect to Trademark Claims.  In the event of any Trademark Claim, DW II and/or DWA (if DWA chooses to assume and control defense of the applicable claim under the DWA License Agreement) may, in its discretion (i) procure for Holding Company the right to continue using and/or sublicensing (as applicable with respect to the claim at issue) the Licensed Marks that are allegedly infringing, (ii) provide Holding Company with substitute marks that do not infringe any third party trademarks, or (iii) if neither (i) nor (i) is feasible using commercially reasonable efforts, terminate Holding Company’s license with respect to the applicable Licensed Marks in the relevant jurisdiction and for the relevant Licensed Goods or Licensed Services, as DW II and/or DWA deems necessary to avoid any further infringement or alleged infringement.  Under no circumstances shall DW II or DWA be obligated to defend, indemnify or hold harmless Holding Company with respect to continued use of any Licensed Mark after DW II or DWA has taken any of steps (i), (ii) or (iii) as described in the preceding sentence.  Holding Company acknowledges and agrees that, pursuant to the DWA License Agreement and notwithstanding anything to the contrary in this Sublicense Agreement, in the event that DW II seeks indemnification from DWA under the DWA License Agreement with respect to any claim for which Holding Company has sought indemnification from DW II under this Sublicense Agreement, DWA has the right (but not the obligation) to assume and control the defense and settlement of such claim through counsel of DWA’s choosing as follows: DWA has the right (but not the obligation) to control the defense and settlement of such claim until such time as DWA gives notice to DW II that DWA’s aggregate costs of such defense (including, without limitation, attorneys’ fees), and any judgment or settlement amounts, equal or exceed the amount of DWA’s limitation of liability set forth in the DWA License Agreement and that DWA, therefore, has fulfilled its entire indemnification obligation to DW II (such notice, a “Limitation Notice”).  Upon DW II’s receipt of a Limitation Notice with respect to any claim, DW II may assume control of the defense and settlement of such claim (and DWA shall have no further obligation to indemnify or defend DW II with respect to such claim); provided, however, that DWA shall retain the right (but not the obligation) to participate in the defense and settlement of the claim with counsel of its choice at its own expense, and to control any aspects of such defense and settlement that relate to, or that have the potential to impact, DWA or any DreamWorks Marks (or DWA’s rights therein or ownership thereof), including, without limitation, the scope, validity or enforceability of  any DreamWorks Marks (collectively, “DWA-Controlled Matters”), and DW II is prohibited under the DWA License Agreement from filing any papers or otherwise taking any position in the defense of the claim or enter into any settlement with respect to any DWA-Controlled Matters without DWA’s prior written approval.
(b)         Holding Company agrees to indemnify, defend, and hold harmless DW II and DWA, and to obligate each Sublicensee to indemnify, defend, and hold harmless DW II and DWA, from and against any claim, demand, cause of action, or suit that is asserted against DW II or DWA by a third party arising out of or relating to (i) any Licensed Goods or Licensed Services, including, without limitation, Holding Company’s or any Sublicensee’s manufacture, advertisement, promotion, marketing, offering for sale, sale, or distribution of any Licensed Goods, or Holding Company’s or any Sublicensee’s advertisement, promotion, marketing, offering for sale, sale, or rendition of any Licensed Services, unless such claim, demand, cause of action, or suit is a Trademark Claim, (ii) any Sublicense, unless such claim, demand, cause of action, or suit is a Trademark Claim, or (iii) Holding Company’s or any Sublicensee’s use of any Licensed Mark outside the DWA Registered Territory or outside the scope of the DWA Registered Trademark Rights or any use other than as expressly permitted by this Sublicense Agreement or other breach of this Sublicense Agreement (each a “Licensee Claim”).  Licensee Claims include, without limitation, all claims, demands, causes of action, or suits for copyright infringement, libel, violation or infringement of the right of publicity, violation or invasion of the right of privacy, disparagement, theft of ideas, patent infringement, breach of contract, negligence, strict liability, and product liability arising out of or relating to Licensed Goods or Licensed Services, including, without limitation, Holding Company’s or any Sublicensee’s manufacture, advertisement, promotion, marketing, offering for sale, sale, or distribution of Licensed Goods, and Holding Company’s or any Sublicensee’s advertisement, promotion, marketing, offering for sale, sale, or rendition of Licensed Services  (except where such claims, demands, causes of action, or suits are based solely upon Holding Company’s or any Sublicensee’s use of the Licensed Marks as expressly permitted under this Sublicense Agreement in the DWA Registered Territory and within the scope of the DWA Registered Trademark Rights).  DW II agrees that, upon receipt of any Licensee Claim for which it wishes to receive (or have DWA receive) indemnification hereunder, it will promptly tender such claim in writing to Holding Company in the manner set forth in Paragraph 11(a) below, and Holding Company agrees that it will defend DW II and/or DWA (as applicable) against such Licensee Claim at Holding Company’s expense and through counsel of Holding Company’s choosing, provided that DW II and/or DWA (as applicable) may participate in the defense using counsel of its choice at its own expense.  Holding Company may defend or compromise any Licensee Claim and agrees to pay any judgment or settlement on any Licensee Claim, provided that Holding Company will not agree to any settlement that imposes any material obligations on DWA or affects any Licensed Marks or DWA’s rights therein without the approval of DWA, which approval shall not be unreasonably withheld.  Holding Company shall maintain in full force and effect at all times while this Sublicense Agreement is in effect and for three years thereafter, (1) commercial general liability insurance, including products and completed operations coverage, broad form property damage, contractual liability, bodily injury (including death), and personal and advertising injury liability, with minimum limits of $1,000,000 each occurrence and $2,000,000 in the aggregate, and including a waiver of subrogation in favor of DWA; (2) umbrella excess liability insurance with minimum limits of $5,000,000 each occurrence and $5,000,000 in the aggregate; and (3) errors and omissions liability insurance with minimum limits of $10,000,000 each claim and $10,000,000 in the aggregate, covering all of Holding Company’s and its subsidiaries’ and affiliates’ business activities in the field of entertainment.  The general liability and errors and omissions liability policies shall name as additional insureds DWA and its parents, subsidiaries, affiliates, successors and assigns and the directors, officers, employees, agents and representatives of the foregoing.  All coverage shall be primary and non-contributory, and must be underwritten by a carrier with a minimum Best’s Guide rating of A-, VII.  Holding Company shall deliver to DWA a certificate of insurance evidencing satisfactory coverage and indicating that DWA shall receive thirty (30) days unrestricted prior written notice of cancellation, non-renewal or any material change in coverage.  Compliance herewith in no way limits Holding Company’s indemnity obligations hereunder.
11.        Miscellaneous
(a)         Any notices required or which may be given hereunder shall be in writing and shall be delivered personally, or sent by certified mail, return receipt requested, by facsimile (with confirmation of receipt), or by e-mail (with confirmation of receipt), to the addresses set forth above, or such other addresses as may be designated by the parties from time to time in writing under this Sublicense Agreement.  All notices sent to DW II and Holding Company shall be sent to the attention of the General Counsel.
(b)         The parties agree that any dispute to interpret or enforce, or otherwise arising out of or relating to, this Sublicense Agreement shall be determined by final and binding arbitration before JAMS according to the then most applicable JAMS Comprehensive Arbitration Rules and Procedures (“JAMS”), provided always that:  (a) the arbitration shall be conducted before a single neutral arbitrator with at least ten (10) years experience in the trademark licensing business, appointed by mutual agreement of the parties within five (5) business days from the date the notice of arbitration is delivered by the petitioning party; (b) the parties shall be entitled to discovery as provided in California Code of Civil Procedure sections 1283.05 and 1283.1; (c) in deciding any such matter, the arbitrator shall follow the substantive law of the State of California or Federal Law as it would be applied by California courts; (d) the place of arbitration shall be Los Angeles, California, (e) nothing in this Paragraph 11(b) shall prevent either from, without waiving its right to arbitration, seeking preliminary or interlocutory relief from a court of competent jurisdiction; (f) all arbitration proceedings (including any discovery and other evidence in connection therewith) shall be closed to the public and shall remain confidential; and (g) arbitration awards hereunder may be entered and enforced as provided in California Code of Civil Procedure sections 1285 et seq. If the arbitrator is not selected by mutual consent within five (5) business days from the date the notice of arbitration is delivered by the petitioning party, the rules of JAMS with respect to the selection of an arbitrator shall apply.  Notwithstanding the foregoing, before proceedings are initiated hereunder, the Parties or their designated representatives shall meet and in good faith attempt to resolve the dispute.  Notwithstanding the foregoing, any disputes submitted to binding arbitration pursuant to Paragraph 11(b), above, that affect the timely release of a motion picture for initial theatrical exhibition shall commence within seven (7) business days from the date the notice is delivered by the petitioning party and the arbitrator shall rule not later than ten (10) business days after the date the notice is delivered. The hearing shall be conducted by the arbitrator for as many days as the arbitrator determines to allow; provided, that the hearing shall conclude, and the arbitrator shall rule, not later than ten (10) business days after the date the notice is delivered.
(c)         Neither party shall have any right to assign, sell, transfer, delegate or otherwise dispose of, whether voluntarily or involuntarily, by operation of law or otherwise, this Sublicense Agreement or any rights or obligations under this Sublicense Agreement, except in connection with a permitted assignment of the DWA License Agreement by DW II and provided that the assignee of this Sublicense Agreement is also the assignee of the DWA License Agreement.   Except as provided herein, any purported assignment, transfer, or delegation by DW II or Holding Company shall be null and void.  Subject to the foregoing, this Sublicense Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.  For avoidance of doubt, nothing in this Paragraph 11(c) shall prevent Holding Company from granting Sublicenses as otherwise expressly permitted by this Sublicense Agreement.
(d)         Notwithstanding anything in this Sublicense Agreement to the contrary, Holding Company hereby irrevocably waives any right to seek and/or obtain equitable and/or injunctive relief related to DWA’s or any of its affiliates’ production, distribution, license and/or other exploitation of any Motion Picture and/or other production, content, material, goods or services.  The foregoing shall not prevent Holding Company from requesting that DW II exercise its rights under the DWA License Agreement to seek injunctive relief against any sublicensee of DWA to whom DWA has granted a license to use the Licensed Marks in connection with non-family oriented Live-Action Motion Pictures in violation of the exclusivity granted to DW II in the DWA License Agreement.
(e)         This Sublicense Agreement shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and to be performed therein and without regard to its conflicts of laws rules that would result in the application of the laws of another jurisdiction.
(f)          This Sublicense Agreement, together with the Schedules thereto, constitutes the entire agreement between DW II and Holding Company with respect to its subject matter, and supersedes any prior agreement, understanding, representation, promise, or negotiations between the parties, whether oral or written, express or implied.
(g)         If any provision of this Sublicense Agreement is found to be unenforceable, the remainder shall be enforced as fully as possible and the unenforceable provision shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely approximating the intention of the parties as expressed herein.

(h)         DW II and Holding Company are not, and shall not be considered to be, joint venturers, partners, agents or employees of each other, and no party shall have the power to bind or obligate any other party except as specifically set forth in this Sublicense Agreement.  Except as expressly set forth herein or otherwise agreed to in writing by the parties, there shall be no liability on the part of one party hereto for any debts incurred by any other party.
(i)          The subject headings of this Sublicense Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.
(j)          The waiver by any party of a breach of or a default under any provision of this Sublicense Agreement shall not be effective unless in writing and shall not be construed as a waiver of any subsequent breach of or default under the same or any other provision of this Sublicense Agreement, nor shall any delay or omission on the part of any party to exercise or avail itself of any right or remedy that it has or may have hereunder operate as a waiver of any right or remedy.
(k)         DWA shall be an express third party beneficiary of this Sublicense Agreement and shall have the right to enforce this Sublicense Agreement to the same extent as if DWA were a party to this Sublicense Agreement (including, without limitation, with respect to termination of this Sublicense pursuant to Paragraph 3).  Except as set forth in the preceding sentence, this Sublicense Agreement is made and entered into for the sole protection and benefit of the parties hereto and is not intended to convey any rights or benefits to any third party other than DWA, nor will this Sublicense Agreement be interpreted to convey any rights or benefits to any person or entity except the parties hereto and DWA.
[SIGNATURES ON NEXT PAGE]

WHEREFORE, the parties have executed this Sublicense Agreement as of the Effective Date by the signature below of their duly-authorized representatives.

DW II MANAGEMENT, INC.	DREAMWORKS II HOLDING CO., LLC

By:	By:

Name:	Name:

Position:	Position:

   Schedule A to Sublicense Agreement
(Licensed Marks)

Trademark/Name	App #	Reg #	Status	Country Name	Class
DREAMWORKS SKG & DESIGN	84633	35153	Registered	African Union Territories (OAPI)	09 Int.
DREAMWORKS SKG & DESIGN	84634	35154	Registered	African Union Territories (OAPI)	41 Int.
DREAMWORKS SKG & DESIGN	950051	48569	Registered	Algeria	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN		2611	Registered	Anguilla	08 Int.
DREAMWORKS SKG & DESIGN	3932	3932	Registered	Antigua and Barbuda	09 Int.
DREAMWORKS SKG & DESIGN	1957747	2152579	Registered	Argentina	09 Int.
DREAMWORKS SKG & DESIGN	1957748	2152582	Registered	Argentina	25 Int.
DREAMWORKS SKG & DESIGN	1957749	2152577	Registered	Argentina	28 Int.
DREAMWORKS SKG & DESIGN	1957750	2152575	Registered	Argentina	41 Int.
DREAMWORKS SKG & DESIGN	95020312	17415	Registered	Aruba	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	651016	651016	Registered	Australia	09 Int.
DREAMWORKS SKG & DESIGN	651017	651017	Registered	Australia	25 Int.
DREAMWORKS SKG & DESIGN	651018	651018	Registered	Australia	28 Int.
DREAMWORKS SKG & DESIGN	651019	651019	Registered	Australia	41 Int.
DREAMWORKS SKG & DESIGN	AM 390/95	162.163	Registered	Austria	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	17530	17530	Registered	Bahamas	08 Int.
DREAMWORKS SKG & DESIGN	2341	81/9892	Registered	Barbados	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN		81/9893	Registered	Barbados	09 Int.
DREAMWORKS SKG & DESIGN	950060	8472	Registered	Belarus	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	840519	573.939	Registered	Benelux	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	26645	26645	Registered	Bermuda	09 Int.
DREAMWORKS SKG & DESIGN	26644	26644	Registered	Bermuda	41 Int.
DREAMWORKS SKG & DESIGN	150	70049-A	Registered	Bolivia	09 Int.
DREAMWORKS SKG & DESIGN	149	70047-A	Registered	Bolivia	41 Int.
DREAMWORKS SKG & DESIGN	5690		Pending	Bouvet Island	09 Int.
DREAMWORKS SKG & DESIGN	818617217	818617217	Registered	Brazil	00 Int.
DREAMWORKS SKG & DESIGN	818.617.225	818617225	Registered	Brazil	00 Int.
DREAMWORKS SKG & DESIGN	818617233	818617233	Registered	Brazil	00 Int.
DREAMWORKS SKG & DESIGN	818617241	818617241	Registered	Brazil	00 Int.
DREAMWORKS SKG & DESIGN	818617250	818617250	Registered	Brazil	00 Int.

DREAMWORKS SKG & DESIGN	200003100	200003100	Registered	Brazil	09 Int.
DREAMWORKS SKG & DESIGN	29781	26826	Registered	Bulgaria	09 Int.
DREAMWORKS SKG & DESIGN	29782	4437	Registered	Bulgaria	41 Int.
DREAMWORKS SKG & DESIGN	5529	5527	Registered	Cambodia	09 Int.
DREAMWORKS SKG & DESIGN	5530	5528	Registered	Cambodia	41 Int.
DREAMWORKS SKG & DESIGN	787189	508558	Registered	Canada	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	787188	508556	Registered	Canada	00 Int.
DREAMWORKS SKG & DESIGN	299.866	456.074	Registered	Chile	41 Int.
DREAMWORKS SKG & DESIGN	299.864	788.653	Registered	Chile	09 Int., 25 Int., 28 Int.
DREAMWORKS SKG & DESIGN	95011131	934612	Registered	China (Peoples Republic)	09 Int.
DREAMWORKS SKG & DESIGN	95011130	921463	Registered	China (Peoples Republic)	25 Int.
DREAMWORKS SKG & DESIGN	95011129	925674	Registered	China (Peoples Republic)	28 Int.
DREAMWORKS SKG & DESIGN	95011128	935572	Registered	China (Peoples Republic)	41 Int.
DREAMWORKS SKG & DESIGN	95001428	175.812	Registered	Colombia	09 Int.
DREAMWORKS SKG & DESIGN	95001431	175.811	Registered	Colombia	25 Int.
DREAMWORKS SKG & DESIGN	95001430	175.81	Registered	Colombia	28 Int.
DREAMWORKS SKG & DESIGN	95001429	175.809	Registered	Colombia	41 Int.
DREAMWORKS SKG & DESIGN	93.116	94.02	Registered	Costa Rica	09 Int.
DREAMWORKS SKG & DESIGN	93.117	94.399	Registered	Costa Rica	25 Int.
DREAMWORKS SKG & DESIGN	93.112	94.393	Registered	Costa Rica	28 Int.
DREAMWORKS SKG & DESIGN	2007-14784		Pending	Costa Rica	41 Int.
DREAMWORKS SKG & DESIGN	95-01/0121	Z950095	Registered	Croatia	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	41910	41910	Registered	Cyprus, Republic of	09 Int.
DREAMWORKS SKG & DESIGN	41911	41911	Registered	Cyprus, Republic of	41 Int.
DREAMWORKS SKG & DESIGN	0-96272	191513	Registered	Czech Republic	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	VA00.3271995	VR04.4161995	Registered	Denmark	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN		77387	Registered	Dominican Republic	09 Int.
DREAMWORKS SKG & DESIGN		77722	Registered	Dominican Republic	41 Int.
DREAMWORKS SKG & DESIGN	53886/95	2362/96	Registered	Ecuador	09 Int.
DREAMWORKS SKG & DESIGN	53866/95	107/96	Registered	Ecuador	41 Int.

DREAMWORKS SKG & DESIGN	173824		Pending	Egypt	09 Int.
DREAMWORKS SKG & DESIGN	173825		Pending	Egypt	41 Int.
DREAMWORKS SKG & DESIGN	904/95		Pending	El Salvador	09 Int.
DREAMWORKS SKG & DESIGN	903/95	71/160143144	Registered	El Salvador	41 Int.
DREAMWORKS SKG & DESIGN	9500187	21516	Registered	Estonia	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	163931	163931	Registered	European Community	09 Int., 16 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	26624	26624	Registered	Fiji	08 Int.
DREAMWORKS SKG & DESIGN	477/95	201785	Registered	Finland	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	95554571	95554571	Registered	France	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	395 02 232	395 02 232	Registered	Germany	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	7945	7945	Registered	Gibraltar	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	122621	122621	Registered	Greece	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN		111213	Registered	Guatemala	09 Int.
DREAMWORKS SKG & DESIGN		111182	Registered	Guatemala	41 Int.
DREAMWORKS SKG & DESIGN		56/152	Registered	Haiti	09 Int.
DREAMWORKS SKG & DESIGN		260/105	Registered	Haiti	41 Int.
DREAMWORKS SKG & DESIGN	7828/95	65.528-B	Registered	Honduras	09 Int.
DREAMWORKS SKG & DESIGN	7827/95	3616	Registered	Honduras	41 Int.
DREAMWORKS SKG & DESIGN	95 01007	7267/1998	Registered	Hong Kong	09 Int.
DREAMWORKS SKG & DESIGN	95 01006	7266/1998	Registered	Hong Kong	25 Int.
DREAMWORKS SKG & DESIGN	95 01005	7265/1998	Registered	Hong Kong	28 Int.
DREAMWORKS SKG & DESIGN	95 01004	7264/1998	Registered	Hong Kong	41 Int.
DREAMWORKS SKG & DESIGN	M9500176	144 785	Registered	Hungary	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	652792	652792	Registered	India	09 Int.
DREAMWORKS SKG & DESIGN	652799	652799	Registered	India	25 Int.
DREAMWORKS SKG & DESIGN	652798	652798	Registered	India	28 Int.
DREAMWORKS SKG & DESIGN	D95-2063	355251	Registered	Indonesia	09 Int.
DREAMWORKS SKG & DESIGN	98700991		Pending	Indonesia	25 Int.
DREAMWORKS SKG & DESIGN	98600990		Pending	Indonesia	28 Int.
DREAMWORKS SKG & DESIGN	98500989		Pending	Indonesia	41 Int.

DREAMWORKS SKG & DESIGN	95/0418	166048	Registered	Ireland	09 Int.
DREAMWORKS SKG & DESIGN	95/421	201087	Registered	Ireland	41 Int.
DREAMWORKS SKG & DESIGN	96517	96517	Registered	Israel	25 Int.
DREAMWORKS SKG & DESIGN	96516	96516	Registered	Israel	09 Int.
DREAMWORKS SKG & DESIGN	96519	96519	Registered	Israel	41 Int.
DREAMWORKS SKG & DESIGN	96518	96518	Registered	Israel	28 Int.
DREAMWORKS SKG & DESIGN	MI95C 000615	723035	Registered	Italy	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	-87412	29392	Registered	Jamaica	09 Int.
DREAMWORKS SKG & DESIGN	466598		Pending	Japan	09 Int.
DREAMWORKS SKG & DESIGN	467328	4023492	Registered	Japan	28 Int.
DREAMWORKS SKG & DESIGN	467694	4080278	Registered	Japan	41 Int.
DREAMWORKS SKG & DESIGN	466963	4064849	Registered	Japan	25 Int.
DREAMWORKS SKG & DESIGN	42745	42745	Registered	Kenya	09 Int.
DREAMWORKS SKG & DESIGN	298	298	Registered	Kenya	41 Int.
DREAMWORKS SKG & DESIGN	95-648	32945	Registered	Korea, Republic of	111 Int.
DREAMWORKS SKG & DESIGN	95-2370	348831	Registered	Korea, Republic of	43 Int.
DREAMWORKS SKG & DESIGN	95-2371	350529	Registered	Korea, Republic of	45 Int.
DREAMWORKS SKG & DESIGN	95-2369	354781	Registered	Korea, Republic of	39 Int.
DREAMWORKS SKG & DESIGN	95-2368	353184	Registered	Korea, Republic of	34 Int.
DREAMWORKS SKG & DESIGN		33917	Registered	Kuwait	09 Int.
DREAMWORKS SKG & DESIGN		33918	Registered	Kuwait	41 Int.
DREAMWORKS SKG & DESIGN	M-95-137	M 39 870	Registered	Latvia	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	66349	66349	Registered	Lebanon	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	M/95/00211	LS/M/95/0021	Registered	Lesotho	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	9289	9289	Registered	Liechtenstein	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	95-0296	27618	Registered	Lithuania	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	014474-M-P	14 474M	Registered	Macao	09 Int.
DREAMWORKS SKG & DESIGN	014475-M	14 475M	Registered	Macao	41 Int.
DREAMWORKS SKG & DESIGN	95/00492-D	1258	Registered	Madagascar	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	97-20848	97020848	Registered	Malaysia	41 Int.

DREAMWORKS SKG & DESIGN	95-01093	95001093	Registered	Malaysia	09 Int.
DREAMWORKS SKG & DESIGN	95-01095	95001095	Registered	Malaysia	25 Int.
DREAMWORKS SKG & DESIGN	95-01094	95001094	Registered	Malaysia	28 Int.
DREAMWORKS SKG & DESIGN	23914	23914	Registered	Malta	09 Int.
DREAMWORKS SKG & DESIGN	A/37 No. 28	A/37 No. 28	Registered	Mauritius
DREAMWORKS SKG & DESIGN	222443	508324	Registered	Mexico	25 Int.
DREAMWORKS SKG & DESIGN	222441	519465	Registered	Mexico	09 Int.
DREAMWORKS SKG & DESIGN	22240	494658	Registered	Mexico	28 Int.
DREAMWORKS SKG & DESIGN	222442	494843	Registered	Mexico	41 Int.
DREAMWORKS SKG & DESIGN	16077	16077	Registered	Monaco	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	1849	1849	Registered	Montserrat	08 Int.
DREAMWORKS SKG & DESIGN	55783	46,Bd.	Registered	Morocco	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	D-200574	8880	Registered	Netherlands Antilles	09 Int.
DREAMWORKS SKG & DESIGN	245090	245090	Registered	New Zealand	09 Int.
DREAMWORKS SKG & DESIGN	245091	245091	Registered	New Zealand	25 Int.
DREAMWORKS SKG & DESIGN	245092	245092	Registered	New Zealand	28 Int.
DREAMWORKS SKG & DESIGN	245093	245093	Registered	New Zealand	41 Int.
DREAMWORKS SKG & DESIGN	95-00468	29,383 C.C.	Registered	Nicaragua	09 Int.
DREAMWORKS SKG & DESIGN	95-00469	29,388 C.C.	Registered	Nicaragua	41 Int.
DREAMWORKS SKG & DESIGN	T9525697	54640	Registered	Nigeria	09 Int.
DREAMWORKS SKG & DESIGN	95.0242	172.343	Registered	Norway	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	128549	128549	Registered	Pakistan	09 Int.
DREAMWORKS SKG & DESIGN	78971	78971	Registered	Panama	09 Int.
DREAMWORKS SKG & DESIGN	78904	78904	Registered	Panama	25 Int.
DREAMWORKS SKG & DESIGN	78903	78903	Registered	Panama	28 Int.
DREAMWORKS SKG & DESIGN	78970	78970	Registered	Panama	41 Int.
DREAMWORKS SKG & DESIGN	58582	58582	Registered	Papua New Guinea	09 Int.
DREAMWORKS SKG & DESIGN	58583	58583	Registered	Papua New Guinea	41 Int.
DREAMWORKS SKG & DESIGN	735-95	292076	Registered	Paraguay	09 Int.
DREAMWORKS SKG & DESIGN	736-95	292077	Registered	Paraguay	41 Int.

DREAMWORKS SKG & DESIGN	260653	16028	Registered	Peru	09 Int.
DREAMWORKS SKG & DESIGN	260752	18010	Registered	Peru	25 Int.
DREAMWORKS SKG & DESIGN	260753	17975	Registered	Peru	28 Int.
DREAMWORKS SKG & DESIGN	260654	5103	Registered	Peru	41 Int.
DREAMWORKS SKG & DESIGN	100006	4.1995E+10	Registered	Philippines	09 Int.
DREAMWORKS SKG & DESIGN	100007	4.1995E+10	Registered	Philippines	25 Int.
DREAMWORKS SKG & DESIGN	100008	4.1995E+10	Registered	Philippines	28 Int.
DREAMWORKS SKG & DESIGN	100009	4.1995E+10	Registered	Philippines	41 Int.
DREAMWORKS SKG & DESIGN	Z-142942	96641	Registered	Poland	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	306 702P	306 702	Registered	Portugal	09 Int.
DREAMWORKS SKG & DESIGN	306 703R	306 703	Registered	Portugal	25 Int.
DREAMWORKS SKG & DESIGN	306 704S	306 704	Registered	Portugal	28 Int.
DREAMWORKS SKG & DESIGN	306 705T	306 705	Registered	Portugal	41 Int.
DREAMWORKS SKG & DESIGN	35844	35844	Registered	Puerto Rico	09 Int.
DREAMWORKS SKG & DESIGN	35845	35845	Registered	Puerto Rico	41 Int.
DREAMWORKS SKG & DESIGN	65571	65571	Registered	Puerto Rico	25 Int.
DREAMWORKS SKG & DESIGN	65570	65570	Registered	Puerto Rico	28 Int.
DREAMWORKS SKG & DESIGN	34891	22759	Registered	Romania	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	95700782	145905	Registered	Russian Federation	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	28084	357/84	Registered	Saudi Arabia	09 Int.
DREAMWORKS SKG & DESIGN	28085	357/85	Registered	Saudi Arabia	25 Int.
DREAMWORKS SKG & DESIGN	28361	357/86	Registered	Saudi Arabia	28 Int.
DREAMWORKS SKG & DESIGN	28362	357/87	Registered	Saudi Arabia	41 Int.
DREAMWORKS SKG & DESIGN	Z-95-0017	40896	Registered	Serbia (Old Code)	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	74/95	4152	Registered	Seychelles	09 Int.
DREAMWORKS SKG & DESIGN	75/95	4153	Registered	Seychelles	41 Int.
DREAMWORKS SKG & DESIGN	14090		Pending	Sierra Leone	09 Int.
DREAMWORKS SKG & DESIGN	505/95	T95/00505J	Registered	Singapore	09 Int.
DREAMWORKS SKG & DESIGN	506/95	T95/00506I	Registered	Singapore	25 Int.
DREAMWORKS SKG & DESIGN	507/95	T95/00507G	Registered	Singapore	41 Int.

DREAMWORKS SKG & DESIGN	508/95	T9500508E	Registered	Singapore	28 Int.
DREAMWORKS SKG & DESIGN	POZ-0159-95	181641	Registered	Slovakia	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	Z-9570048	9570048	Registered	Slovenia	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	95/0518	95/00518	Registered	South Africa	09 Int.
DREAMWORKS SKG & DESIGN	95/0519	95/00519	Registered	South Africa	25 Int.
DREAMWORKS SKG & DESIGN	95/0520	95/00520	Registered	South Africa	28 Int.
DREAMWORKS SKG & DESIGN	95/0521	95/00521	Registered	South Africa	41 Int.
DREAMWORKS SKG & DESIGN	1942817	1942817	Registered	Spain	09 Int.
DREAMWORKS SKG & DESIGN	1942818	1942818	Registered	Spain	25 Int.
DREAMWORKS SKG & DESIGN	1942819	1942819	Registered	Spain	28 Int.
DREAMWORKS SKG & DESIGN	1942820	1942820	Registered	Spain	41 Int.
DREAMWORKS SKG & DESIGN	73275		Pending	Sri Lanka	09 Int.
DREAMWORKS SKG & DESIGN	73276		Pending	Sri Lanka	41 Int.
DREAMWORKS SKG & DESIGN		1395	Registered	St. Helena	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	4259	4259	Registered	St. Kitts and Nevis	08 Int.
DREAMWORKS SKG & DESIGN	S42	S42	Registered	St. Kitts and Nevis	00 Int.
DREAMWORKS SKG & DESIGN	18/1995	18/1995	Registered	St. Lucia	09 Int.
DREAMWORKS SKG & DESIGN	17/1995	17/1995	Registered	St. Lucia	41 Int.
DREAMWORKS SKG & DESIGN	363477	81/1999	Registered	St. Vincent and the Grenadines	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	24222	24222	Registered	Sudan	09 Int.
DREAMWORKS SKG & DESIGN	24223	24223	Registered	Sudan	41 Int.
DREAMWORKS SKG & DESIGN	14238	14238	Registered	Suriname	09 Int.
DREAMWORKS SKG & DESIGN	135/95	135/95	Registered	Swaziland	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	95-00555	320 792	Registered	Sweden	09 Int., 16 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	2292/96	436.04	Registered	Switzerland	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	8401696	714209	Registered	Taiwan	09 Int.
DREAMWORKS SKG & DESIGN	8401798	717094	Registered	Taiwan	28 Int.
DREAMWORKS SKG & DESIGN	84001797	706225	Registered	Taiwan	25 Int.
DREAMWORKS SKG & DESIGN	84001799	81039	Registered	Taiwan	41 Int.
DREAMWORKS SKG & DESIGN	280971	Kor41435	Registered	Thailand	09 Int.

DREAMWORKS SKG & DESIGN	280972	Kor43914	Registered	Thailand	25 Int.
DREAMWORKS SKG & DESIGN		Kor41941	Registered	Thailand	28 Int.
DREAMWORKS SKG & DESIGN	280974	Bor4102	registered	Thailand	41 Int.
DREAMWORKS SKG & DESIGN	23491		Registered	Trinidad and Tobago	09 Int.
DREAMWORKS SKG & DESIGN	580/95	160767	Registered	Turkey	09 Int., 25 Int., 28 Int.
DREAMWORKS SKG & DESIGN	3943	3943	Registered	Turkish Republic of Northern Cyprus	09 Int.
DREAMWORKS SKG & DESIGN	95010140/T	13239	Registered	Ukraine	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	14699	11308	Registered	United Arab Emirates	09 Int.
DREAMWORKS SKG & DESIGN	14700	11309	Registered	United Arab Emirates	41 Int.
DREAMWORKS SKG & DESIGN	2008007	2008007	Registered	United Kingdom	09 Int., 25 Int., 28 Int., 41 Int.
DREAMWORKS SKG & DESIGN	74/620379	2416011	Registered	United States of America	09 Int., 41 Int.
DREAMWORKS SKG (WITH COLOR DESIGN)	78/943459	3482486	Registered	United States of America	41 Int.
DREAMWORKS SKG & DESIGN	275.57	375.293	Registered	Uruguay	09 Int., 41 Int.
DREAMWORKS SKG & DESIGN	861-95	P-189105	Registered	Venezuela	09 Int.
DREAMWORKS SKG & DESIGN	862-95	P-189106	Registered	Venezuela	25 Int.
DREAMWORKS SKG & DESIGN	863-95	P-189107	Registered	Venezuela	28 Int.
DREAMWORKS SKG & DESIGN	864-95	S-004021	Registered	Venezuela	41 Int.
DREAMWORKS SKG & DESIGN	3093	3093	Registered	Western Samoa	09 Int.
DREAMWORKS SKG & DESIGN	117/95	117/95	Registered	Zambia	09 Int.
DREAMWORKS SKG & DESIGN		57/95	Registered	Zimbabwe	09 Int.
DREAMWORKS SKG & DESIGN	58/95	58/95	Registered	Zimbabwe	41 Int.

Schedule B to Sublicense Agreement
(Licensed Goods)

All of the following merchandising and promotional items distributed and/or sold in connection with the Licensed Services:
Metal keys chains and statuettes featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Knives, spoons, and forks, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Pre-recorded videotapes and DVDs containing Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures, pre-recorded compact discs and audio tapes containing sound tracks from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures, pre-recorded audio tapes containing music from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Interactive Video Games, computer game cartridges, computer game cassettes, computer game tapes, Video Game cartridges, Video Game cassettes, and multimedia software for playing games, all based exclusively on scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures and all subject to Paragraph 2(d) of the Sublicense Agreement;
Electronic equipment, glasses and sunglasses, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;

Bicycles, scooters, and automobiles, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Clocks and watches, and jewelry, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Books, comic books, coloring books, loose-leaf binders, spiral-bound notebooks, note pads, writing pads, calendars, scrapbook albums, photograph albums, sticker albums, stickers, pencils, pens, playing cards, postcards, trading cards, greeting cards, painting sets, posters, cells, and two-dimensional prints, credit cards; binders; vinyl character stickers; character stamps; address books, coin albums; scrap book albums; appointment books; blank bank checks; book covers; book marks, stationery boxes, checkbook covers; decals, desk sets; diaries; paper napkins and tablecloths; gift wrapping paper; paper party decorations; scrap books; stationery portfolios; and bumper stickers, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Tote bags and umbrellas, handbags, wallets, all-purpose athletic bags; attaché cases; back packs; beach bags; umbrellas; beach umbrellas; book bags; business card cases; calling card cases; credit card cases; document cases; key cases; overnight cases; passport cases; purses; duffle bags; fanny packs; handbags; knapsacks; luggage; school bags; school book bags, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;

Novelty items, ornamental novelty buttons and non-ornamental novelty pins; toy boxes and toy chests; and sleeping bags, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Plastic squeeze bottles, beverage glassware, mugs, plates, figures, and figurines, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Sacks and bags made of canvas, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Blankets, comforters, bed linens, bed sheets, bedspreads, curtains, towels, bed pillow covers, napkins, tablecloths, potholders; oven mitts; kitchen towels and window coverings, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Clothing, footwear and headwear, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures;
Sporting goods and toys, including action figures and accessories therefore, bathtub toys, kites, board games, handheld units for playing electronic games, dies cast miniature toy vehicles, dolls, doll accessories, doll clothing, bean bag dolls, bendable play figures, flying disks, inflatable vinyl play figures, jigsaw puzzles, marbles, plush toys, puppets, ride-on toys, skateboards, snowboards, balloons, roller skates, toy banks, water-squirting toys, stuffed toys and toy animals, toy vehicles, pinball machines, and model craft kits of toy figures, rubber action balls, action-type target games, electronic and non-electronic dart games, costume masks, face masks, and wind-up toys; and Christmas tree ornaments, all featuring as the primary element of ornamentation and/or design scenes and/or characters from Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures.

Schedule C to Sublicense Agreement
(Licensed Services)

The production, distribution and other exploitation of Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures, in all media now known or hereafter devised (including, without limitation, film, audio tapes, videotapes, CD-ROMs, DVDs and digital (e.g., Internet) transmission), and other services directly related to and necessary for the production, distribution and other exploitation of Licensee Live-Action Motion Pictures and Licensee Hybrid Motion Pictures, but excluding Live Stage Performances and excluding any and all services related to the production, distribution or other exploitation of Animated Motion Pictures.

Schedule D to Sublicense Agreement
(Required Terms for Distribution Agreements and Consumer Products Sublicenses)

Each Distribution Agreement and Consumer Products Sublicense shall:
1.           Grant only the licenses permitted to be granted as expressly set forth in the Sublicense Agreement, and shall include all applicable restrictions and limitations set forth in the Sublicense Agreement;
2.           Not purport to make any representations or warranties on behalf of, or otherwise impose any obligations on, DWA or any of its affiliates or subsidiaries, and shall contain an express acknowledgment and agreement by the applicable Sublicensee that DWA has no obligations to such Sublicensee under the Sublicense, and that DWA shall have no liability to such Sublicensee arising from or relating to the Sublicense, the Licensed Marks or any other subject matter of the Sublicense;
3.           Prohibit sublicensing by the Sublicensee except as expressly permitted under the Sublicense Agreement;
4.           Require the applicable Sublicensee to indemnify, defend and hold harmless DWA from and against any Licensee Claim (as defined in Paragraph 10(a) of the Sublicense Agreement);
5.           Not contain any provision (such as a limitation of liability or damages cap) limiting or purporting to limit the indemnification to be provided to DWA as set forth in Paragraph 4 of this Schedule D;
6.           Require the applicable Sublicense to maintain sufficient insurance to ensure the fulfillment of such Sublicensee’s indemnification obligations to DWA as set forth in Paragraph 4 of this Schedule D;

7.           Require each Sublicensee to use the Licensed Marks only in connection with Licensed Goods and Licensed Services of such quality as will protect and enhance the goodwill, image and reputation adhering to the Licensed Marks, and, without limiting the generality of the foregoing, of a quality at least equal to that of similar goods and services provided or sold by DWA and DWA’s other licensees;
8.           Require each Sublicensee to provide samples for inspection and approval pursuant to Paragraph 7(d) of the Sublicense Agreement;
9.           Require each Sublicensee to conform its uses of the Licensed Marks to the usage guidelines set forth in Schedule F, including as Schedule F may be amended by DWA from time to time as set forth in the Sublicense Agreement.
10.           Require each Sublicensee to acknowledge and agree that DWA has the sole right (but no obligation) to take action against infringement, misappropriation or other violation of the Licensed Marks.
11.           Provide that the license to use the Licensed Marks under the applicable Sublicense will automatically terminate upon the termination or expiration of the License Agreement (other than with respect to Completed Films, to the extent applicable pursuant to Paragraph 3(b) of the Sublicense Agreement) without notice or further act by any party;
12.           With respect to each Distribution Agreement (and without limitation of the other requirements of this Schedule D or anything else in the Sublicense Agreement), include the “holdback” provisions set forth in Paragraph 2(e) of the Sublicense Agreement;
13.           With respect to the Disney Distribution Agreement and any related Consumer Products Sublicenses (and without limitation of the other requirements of this Schedule D or anything else in the License Agreement), include the restrictions regarding use of Licensed Marks with Disney Marks as set forth in Paragraph 6(f) of the Sublicense Agreement;

14.           Be governed by the law of the State of California as applicable to contracts made and to be performed therein and without regard to its conflicts of laws rules that would result in the application of the laws of another jurisdiction, and designate Los Angeles, California as the exclusive jurisdiction and venue for resolution of any and all disputes arising our of or relating to the Sublicense;
15.           Require each Sublicensee to acknowledge and agree that (a) DWA owns all right, title and interest in and to the Licensed Marks throughout the world, (b) Sublicensee will acquire no ownership interest in or to the Licensed Marks under the Sublicense, (c) Sublicensee’s interest in the Licensed Marks is limited solely to the license interest conferred by the license expressly granted under the Sublicense,  (d) there are no implied licenses under the Sublicense, and (e) all use of the Licensed Marks shall inure to the benefit of DWA and all goodwill in the Licensed Marks is and shall be owned by DWA.
16.           Prohibit each Sublicensee from (a) filing any applications to register any Licensed Marks, or any other mark that consists of, colorably imitates, or is confusingly similar to any of the Licensed Marks or any other DreamWorks Marks anywhere in the world, (b)  registering any domain name that includes any Licensed Marks or that consists of, colorably imitates, or is confusingly similar to any of the Licensed Marks or any other DreamWorks Marks anywhere in the world, (c) using, except as specifically permitted under the applicable Sublicense, any mark that consists of, colorably imitates, or is confusingly similar to, any of the Licensed Marks or any other DreamWorks Marks, (d) challenging, or assisting any third party to challenge, the validity of the Licensed Marks or any other DreamWorks Marks or DWA’s ownership thereof or the enforceability of DWA’s rights therein, (e) altering or modifying any Licensed Marks, or combining any Licensed Marks with any other trademark in a manner that creates or may reasonably be deemed to create a composite mark;

17.           Require each Sublicensee to (a) conduct its business in accord with the highest business and ethical standards and in a manner that reflects positively on the Licensed Marks; (b) not derogate DWA’s rights in the Licensed Marks or the value of the Licensed Marks; (c) take no action that would interfere with, diminish or tarnish those rights or value; (d) not engage in any unfair, anticompetitive or unlawful business practices in connection with any use of the Licensed Marks or the manufacturing, sale, marketing and distribution of any Licensed Goods or the performance of any Licensed Services under the Licensed Marks; (e) not use the Licensed Marks or conduct its business in any manner that infringes or misappropriates any third party’s trademark, copyright, patent, trade secret, privacy or publicity right, or other intellectual property or proprietary right, or that is defamatory or obscene; and (f) comply with all applicable local, state and federal laws, regulations, rules, and ordinances governing its business in connection with any use of the Licensed Marks or the manufacturing, sale, marketing and distribution of any Licensed Goods or the performance of any Licensed Services under the Licensed Marks.
18.           Require each Sublicensee to irrevocably waive any right to seek and/or obtain equitable and/or injunctive relief related to DWA’s or any of its affiliates’ production, distribution, license and/or other exploitation of any Motion Picture and/or other production, content, material, goods or services;
19.           With respect to any Sublicense in which any indemnification related to the Licensed Marks is provided to the applicable Sublicensee, require each Sublicensee to agree that DWA may, at its option, assume and control the defense of any claim for which such indemnification is sought through counsel of DWA’s choosing, to the extent set forth in Paragraph 10(a) of the Sublicense Agreement.
20.           Designate DWA as an express third party beneficiary with respect to the provisions of such Sublicense related to the Licensed Marks with the right to enforce such provisions to the same extent as if DWA were a party to such Sublicense; and
21.           Otherwise contain all terms and conditions necessary to permit Spielberg Entity to comply (and to cause each Sublicensee to comply) with all of the obligations set forth in the License Agreement, and contain no terms or conditions that are inconsistent with the License Agreement.

Schedule E to Sublicense Agreement
(Distribution Credit Exemplar)

Schedule F to Sublicense Agreement
(Trademark Usage Guidelines)

DreamWorks SKG ®

Trademark and Logo Usage Guidelines

DreamWorks Trademark Guidelines

The following Guidelines shall apply to Holding Company’s and its Sublicensees’ use of the Licensed Marks pursuant to the Sublicense Agreement:

1. Correct Use of the Mark. The proportions of the Licensed Marks must be maintained, even if the Licensed Marks are increased or decreased in size. The size of the Licensed Marks must never be so small that the letters and shape of the Logo or Mark are unrecognizable.

2. No Alteration of Licensed Marks. The Licensed Marks must appear legibly, without alteration and in their complete forms, as shown in these Guidelines, including with respect to style, positioning of letters, spelling, dimensions and relative size of the various elements of the Licensed Marks. DWA may, from time to time, provide additional information regarding the proper form of the Licensed Marks, and these Guidelines shall be updated to reflect such additional information.

3. Trademark Marking Requirements. The ® symbol must be used with the Licensed Marks to indicate that they are registered trademarks of DWA. Although it is not necessary to use the ® symbol in every appearance of the Licensed Marks, the symbol must be used with each Licensed Mark at least once in all such material (preferably with the first appearance of each Licensed Mark). In jurisdictions in which a Licensed Mark is not registered, the ™ must be used with such Licensed Mark instead of the ®.

4. No Disparaging Use. The Licensed Marks must not be used in a manner that disparages DWA or any parent, affiliate or subsidiary thereof.

5. Use of Licensed Marks in Conjunction with Other Marks. Subject to the terms of the License Agreement, when the Licensed Marks are permitted to be used in conjunction with or in close proximity to the logos, designs, trademarks, service marks, names or symbols of Holding Company, Sublicensees or other affiliated or related individuals or entities, the Licensed Marks may only be used in such a manner that the overall appearance resulting from such use conveys the unequivocal impression that the Licensed Marks are associated with DWA and that the Licensed Marks are separate and distinct from any trademark of Holding Company, Sublicensees or other affiliated or related individuals or entities, as applicable.

Legal Notice

The DreamWorks SKG Logo (boy sitting in the moon, together with the words “DreamWorks SKG”) is subject to trademark protection and is the property of DreamWorks Animation L.L.C.  The DreamWorks legal notice consists, for the purposes of this manual, of the following notice:

“DreamWorks SKG” and the boy in the moon logo are registered trademarks of DreamWorks Animation L.L.C. Used under license.

The DreamWorks SKG Mark is subject to trademark protection and is the property of DreamWorks Animation L.L.C. The DreamWorks legal notice consists, for the purposes of this manual, of the following notice:

“DreamWorks SKG” is a registered trademark of DreamWorks Animation L.L.C. Used under license.

Logo with Boy in the Moon

When the DreamWorks SKG Logo is used in its entirety, the trademark registration symbol is positioned at the end of the typography as shown. The DreamWorks SKG Logo must be accompanied by the DreamWorks legal notice, in a readable size, somewhere on the printed material:

“DreamWorks SKG” and the boy in the moon logo are registered trademarks of DreamWorks Animation L.L.C. Used under license.

Trademark

When the DreamWorks SKG Mark is used alone, the trademark registration symbol is positioned at the end of the typography, as shown. The DreamWorks SKG Mark must be accompanied by the DreamWorks legal notice, in a readable size, somewhere on the printed material:

“DreamWorks SKG” is a registered trademark of DreamWorks Animation L.L.C. Used under license.

Placement of DreamWorks SKG Logo

Placement of Standard Logo Typography beneath the DreamWorks SKG Logo is as follows:

A. Vertical Position: The depth from the top of the artwork to the base of the “moon” is equal to the depth from the base of the “moon” to the baseline of DreamWorks. Typography overprints bottom fade of the artwork.

B. Horizontal Position: The left side of the DreamWorks SKG Logo is not to exceed the right side of the stem of the “D” in Dream, and the right side of the DreamWorks SKG Logo is not to exceed the far right bottom serif of the “K” in Works.

Trademark Treatment

The DreamWorks SKG Mark and Logo shall have the trademark registration symbol ®, typeset in Helvetica. Use the ® placement as shown below:

In the event that the DreamWorks SKG Logo or Mark is used in a jurisdiction in which it is not registered, the ™ symbol should be used instead of the ®. In addition, the legal notice must read:

“DreamWorks SKG” and the boy in the moon logo are trademarks of DreamWorks Animation L.L.C. Used under license.

“DreamWorks SKG” is a trademark of DreamWorks Animation L.L.C. Used under license.

SKG Type Treatment

The “SKG” portion of the Logo must be centered below the main DreamWorks SKG Logo and shall never be less than .038”. In all variations of the Logo less than 1.6” wide, the “SKG” portion shall retain its .038” height.

The “S” in SKG is not to exceed the left of the bottom right serif of the “M” in Dream, and the “G” in SKG is not to exceed the right of the far left stem of the “W” in Works.

Note: The DreamWorks SKG Logo can never be used without “SKG.”

Films Logo Artwork & Typography

Proper proportions between the main “DreamWorks SKG” Logo and its “Films” variant are as follows:

1. “Films” must be in the same cap height as the small caps in “DreamWorks.”

2. “Films” must be centered below the main “DreamWorks SKG” Logo.

3. The “F” in “Films” is not to exceed the middle of the “E” in Dream, and the right serif of “S” in “Films” is not to exceed the “O” in Works.

Pictures Logo Artwork & Typography

Proper proportions between the main “DreamWorks SKG” Logo and its “Pictures” variant are as follows:

1. “Pictures” must be in the same cap height as the small caps in “DreamWorks.”

2. “Pictures” must be centered below the main “DreamWorks SKG” Logo.

3. The “P” in “Pictures” is not to exceed the middle of the “E” in Dream, and the right serif of “S” in “Pictures” is not to exceed the first line of the “K” in Works.

Studio Logo Artwork & Typography

Proper proportions between the main “DreamWorks SKG” Logo and its “Studio” variant are as follows:

1. “Studio” must be in the same cap height as the small caps in “DreamWorks.”

2. “Studio” must be centered below the main “DreamWorks SKG” Logo.

3. The “S” in “Studio” is not to exceed the middle of the “E” in Dream, and the right serif of “O” in “Studio” is not to exceed the “O” in Works.

Studios Logo Artwork & Typography

Proper proportions between the main “DreamWorks SKG” Logo and its “Studios” variant are as follows:

1. “Studios” must be in the same cap height as the small caps in “DreamWorks.”

2. “Studios” must be centered below the main “DreamWorks SKG” Logo.

3. The first “S” in “Studios” is not to exceed the middle of the “E” in Dream, and the right serif of the last “S” in “Studios” is not to exceed the first line of the “R” in Works.

Television Artwork & Typography

Proper proportions between the main “DreamWorks SKG” Logo and its “Television” variant are as follows:

1. “Television” must be in the same cap height as the small caps in “DreamWorks.”

2. “Television” must be centered below the main “DreamWorks SKG” Logo.

3. The “T” in “Television” is not to exceed the “R” in Dream, and the right serif of the “N” in “Television” is not to exceed the first line of the “K” in Works.

Color Palette

For color reproduction, match the palette below:

Standard Logo Typography

Font: Minion Black is the typography used for the DreamWorks SKG Logo and the DreamWorks SKG Mark. Permission to use other styles must be obtained from DreamWorks Animation L.L.C. This serif typeface was selected because of legibility, ease of reading, elegance and availability.

Minion Black

Note: Upper serifs on “T” cross bar should clip wherever possible.

Proportion: The “D” and “W” are to be 141% larger in cap height than the other letters’ cap heights. Remaining letters are horizontally scaled to 155%.

Color: PMS 287 is the preferred color for the DreamWorks SKG Logo and the DreamWorks SKG Mark for stationery and when used alone on all corporate materials. Black may be used when necessary or for internal correspondence. Color variations may be necessary for consumeroriented materials and special projects. Permission to use other colors must be obtained from DreamWorks Animation L.L.C.

The DreamWorks SKG Mark and Logo must never be redrawn, re-proportioned or modified in any manner. Permission to use styles other than the following must be obtained from DreamWorks Animation L.L.C.

Schedule G to Sublicense Agreement
(Certain Paramount Rights)

(Intentionally Omitted)

Schedule H to Sublicense Agreement
(Preexisting DWA Arrangements)

1.   McDonald’s Agreement

A. Holding Company agrees not to use (or license the use of) the Licensed Marks in connection with any promotion, advertisement or marketing campaign with a non-McDonald’s entity or individual in the Category (defined below) during the Promotional Period and for [***] prior to the Promotional Period and [***] after the Promotional Period. The “Promotional Period” is the [***] period of McDonald’s promotion, which McDonald’s will schedule in proximity to the applicable DWA Films and DVD release dates in [***].

McDonald’s competitive category is any [***] (“the Category”).

For purposes of DWA’s agreement with McDonald’s, [***].

2.   HP Agreement

Holding Company agrees not to use (or license the use of) the Licensed Marks in association with (including but not limited to in connection with any promotion, advertisement or marketing campaign) any non-HP entity or individual in the Core Business (defined below) product categories.

“Core Business” categories are: [***].

In compliance with DWA’s agreement with HP, [***].

note: certain material has been redacted from this document and filed separately with the sec pursuant to a request for confidential treatment under rule 24b-2. the locations of these redactions are indicated throughout the document by the following marking: [***]

3.   Intel Agreement

Holding Company agrees not to use (or license the use of) the Licensed Marks in association with (including but not limited to in connection with any promotion, advertisement, or marketing campaign) any [***] that are not Intel based.

In compliance with DWA’s agreement with Intel, [***].

note: certain material has been redacted from this document and filed separately with the sec pursuant to a request for confidential treatment under rule 24b-2. the locations of these redactions are indicated throughout the document by the following marking: [***]

Schedule E
(Required Terms for Distribution Agreements and Consumer Products Sublicenses)

Each Distribution Agreement and Consumer Products Sublicense shall:

1.   Grant only the licenses permitted to be granted as expressly set forth in the License Agreement, and shall include all applicable restrictions and limitations set forth in the License Agreement;

2.   Not purport to make any representations or warranties on behalf of, or otherwise impose any obligations on, DWA or any of its affiliates or subsidiaries, and shall contain an express acknowledgment and agreement by the applicable Sublicensee that DWA has no obligations to such Sublicensee under the Sublicense, and that DWA shall have no liability to such Sublicensee arising from or relating to the Sublicense, the Licensed Marks or any other subject matter of the Sublicense;
3.   Prohibit sublicensing by the Sublicensee except as expressly permitted under the License Agreement;
4.   Require the applicable Sublicensee to indemnify, defend and hold harmless DWA from and against any Licensee Claim (as defined in Paragraph 10(a) of the License Agreement);
5.   Not contain any provision (such as a limitation of liability or damages cap) limiting or purporting to limit the indemnification to be provided to DWA as set forth in Paragraph 4 of this Schedule E;
6.   Require the applicable Sublicense to maintain sufficient insurance to ensure the fulfillment of such Sublicensee’s indemnification obligations to DWA as set forth in Paragraph 4 of this Schedule E;
7.   Require each Sublicensee to use the Licensed Marks only in connection with Licensed Goods and Licensed Services of such quality as will protect and enhance the goodwill, image and reputation adhering to the Licensed Marks, and, without limiting the generality of the foregoing, of a quality at least equal to that of similar goods and services provided or sold by DWA and DWA’s other licensees;

8.   Require each Sublicensee to provide samples for inspection and approval pursuant to Paragraph 7(d) of the License Agreement;
9.   Require each Sublicensee to conform its uses of the Licensed Marks to the usage guidelines set forth in Schedule G, including as Schedule G may be amended by DWA from time to time as set forth in the License Agreement.
10.   Require each Sublicensee to acknowledge and agree that DWA has the sole right (but no obligation) to take action against infringement, misappropriation or other violation of the Licensed Marks.
11.   Provide that the license to use the Licensed Marks under the applicable Sublicense will automatically terminate upon the termination or expiration of the License Agreement (other than with respect to Completed Films, to the extent applicable pursuant to Paragraph 3(b) of the License Agreement) without notice or further act by any party;
12.   With respect to each Distribution Agreement (and without limitation of the other requirements of this Schedule E or anything else in the License Agreement), include the “holdback” provisions set forth in Paragraph 2(e) of the License Agreement;
13.   With respect to the Disney Distribution Agreement and any related Consumer Products Sublicenses (and without limitation of the other requirements of this Schedule E or anything else in the License Agreement), include the restrictions regarding use of Licensed Marks with Disney Marks as set forth in Paragraph 6(f) of the License Agreement;

14.   Be governed by the law of the State of California as applicable to contracts made and to be performed therein and without regard to its conflicts of laws rules that would result in the application of the laws of another jurisdiction, and designate Los Angeles, California as the exclusive jurisdiction and venue for resolution of any and all disputes arising our of or relating to the Sublicense;
15.   Require each Sublicensee to acknowledge and agree that (a) DWA owns all right, title and interest in and to the Licensed Marks throughout the world, (b) Sublicensee will acquire no ownership interest in or to the Licensed Marks under the Sublicense, (c) Sublicensee’s interest in the Licensed Marks is limited solely to the license interest conferred by the license expressly granted under the Sublicense, (d) there are no implied licenses under the Sublicense, and (e) all use of the Licensed Marks shall inure to the benefit of DWA and all goodwill in the Licensed Marks is and shall be owned by DWA.
16.   Prohibit each Sublicensee from (a) filing any applications to register any Licensed Marks, or any other mark that consists of, colorably imitates, or is confusingly similar to any of the Licensed Marks or any other DreamWorks Marks anywhere in the world, (b) registering any domain name that includes any Licensed Marks or that consists of, colorably imitates, or is confusingly similar to any of the Licensed Marks or any other DreamWorks Marks anywhere in the world, (c) using, except as specifically permitted under the applicable Sublicense, any mark that consists of, colorably imitates, or is confusingly similar to, any of the Licensed Marks or any other DreamWorks Marks, (d) challenging, or assisting any third party to challenge, the validity of the Licensed Marks or any other DreamWorks Marks or DWA’s ownership thereof or the enforceability of DWA’s rights therein, (e) altering or modifying any Licensed Marks, or combining any Licensed Marks with any other trademark in a manner that creates or may reasonably be deemed to create a composite mark;

17.   Require each Sublicensee to (a) conduct its business in accord with the highest business and ethical standards and in a manner that reflects positively on the Licensed Marks; (b) not derogate DWA’s rights in the Licensed Marks or the value of the Licensed Marks; (c) take no action that would interfere with, diminish or tarnish those rights or value; (d) not engage in any unfair, anticompetitive or unlawful business practices in connection with any use of the Licensed Marks or the manufacturing, sale, marketing and distribution of any Licensed Goods or the performance of any Licensed Services under the Licensed Marks; (e) not use the Licensed Marks or conduct its business in any manner that infringes or misappropriates any third party’s trademark, copyright, patent, trade secret, privacy or publicity right, or other intellectual property or proprietary right, or that is defamatory or obscene; and (f) comply with all applicable local, state and federal laws, regulations, rules, and ordinances governing its business in connection with any use of the Licensed Marks or the manufacturing, sale, marketing and distribution of any Licensed Goods or the performance of any Licensed Services under the Licensed Marks.
18.   Require each Sublicensee to irrevocably waive any right to seek and/or obtain equitable and/or injunctive relief related to DWA’s or any of its affiliates’ production, distribution, license and/or other exploitation of any Motion Picture and/or other production, content, material, goods or services;
19.   With respect to any Sublicense in which any indemnification related to the Licensed Marks is provided to the applicable Sublicensee, require each Sublicensee to agree that DWA may, at its option, assume and control the defense of any claim for which such indemnification is sought through counsel of DWA’s choosing, to the extent set forth in Paragraph 10(a) of the License Agreement.

20.   Designate DWA as an express third party beneficiary with respect to the provisions of such Sublicense related to the Licensed Marks with the right to enforce such provisions to the same extent as if DWA were a party to such Sublicense; and
21.   Otherwise contain all terms and conditions necessary to permit Spielberg Entity to comply (and to cause each Sublicensee to comply) with all of the obligations set forth in the License Agreement, and contain no terms or conditions that are inconsistent with the License Agreement.

Schedule F
(Distribution Credit Exemplar)

Schedule G
(Trademark Usage Guidelines)

DreamWorks SKG ®

Trademark and Logo Usage Guidelines

DreamWorks Trademark Guidelines

The following Guidelines shall apply to Spielberg Entity’s and its Sublicensees’ use of the Licensed Marks pursuant to the License Agreement:

1. Correct Use of the Mark. The proportions of the Licensed Marks must be maintained, even if the Licensed Marks are increased or decreased in size. The size of the Licensed Marks must never be so small that the letters and shape of the Logo or Mark are unrecognizable.

2. No Alteration of Licensed Marks. The Licensed Marks must appear legibly, without alteration and in their complete forms, as shown in these Guidelines, including with respect to style, positioning of letters, spelling, dimensions and relative size of the various elements of the Licensed Marks. DWA may, from time to time, provide additional information regarding the proper form of the Licensed Marks, and these Guidelines shall be updated to reflect such additional information.

3. Trademark Marking Requirements. The ® symbol must be used with the Licensed Marks to indicate that they are registered trademarks of DWA. Although it is not necessary to use the ® symbol in every appearance of the Licensed Marks, the symbol must be used with each Licensed Mark at least once in all such material (preferably with the first appearance of each Licensed Mark). In jurisdictions in which a Licensed Mark is not registered, the ™ must be used with such Licensed Mark instead of the ®.

4. No Disparaging Use. The Licensed Marks must not be used in a manner that disparages DWA or any parent, affiliate or subsidiary thereof.

5. Use of Licensed Marks in Conjunction with Other Marks. Subject to the terms of the License Agreement, when the Licensed Marks are permitted to be used in conjunction with or in close proximity to the logos, designs, trademarks, service marks, names or symbols of Spielberg Entity, Sublicensees or other affiliated or related individuals or entities, the Licensed Marks may only be used in such a manner that the overall appearance resulting from such use conveys the unequivocal impression that the Licensed Marks are associated with DWA and that the Licensed Marks are separate and distinct from any trademark of Spielberg Entity, Sublicensees or other affiliated or related individuals or entities, as applicable.

Legal Notice

The DreamWorks SKG Logo (boy sitting in the moon, together with the words “DreamWorks SKG”) is subject to trademark protection and is the property of DreamWorks Animation L.L.C.  The DreamWorks legal notice consists, for the purposes of this manual, of the following notice:

“DreamWorks SKG” and the boy in the moon logo are registered trademarks of DreamWorks Animation L.L.C. Used under license.

The DreamWorks SKG Mark is subject to trademark protection and is the property of DreamWorks Animation L.L.C. The DreamWorks legal notice consists, for the purposes of this manual, of the following notice:

“DreamWorks SKG” is a registered trademark of DreamWorks Animation L.L.C. Used under license.

Logo with Boy in the Moon

When the DreamWorks SKG Logo is used in its entirety, the trademark registration symbol is positioned at the end of the typography as shown. The DreamWorks SKG Logo must be accompanied by the DreamWorks legal notice, in a readable size, somewhere on the printed material:

“DreamWorks SKG” and the boy in the moon logo are registered trademarks of DreamWorks Animation L.L.C. Used under license.

Trademark

When the DreamWorks SKG Mark is used alone, the trademark registration symbol is positioned at the end of the typography, as shown. The DreamWorks SKG Mark must be accompanied by the DreamWorks legal notice, in a readable size, somewhere on the printed material:

“DreamWorks SKG” is a registered trademark of DreamWorks Animation L.L.C. Used under license.

Placement of DreamWorks SKG Logo

Placement of Standard Logo Typography beneath the DreamWorks SKG Logo is as follows:

A. Vertical Position: The depth from the top of the artwork to the base of the “moon” is equal to the depth from the base of the “moon” to the baseline of DreamWorks. Typography overprints bottom fade of the artwork.

B. Horizontal Position: The left side of the DreamWorks SKG Logo is not to exceed the right side of the stem of the “D” in Dream, and the right side of the DreamWorks SKG Logo is not to exceed the far right bottom serif of the “K” in Works.

Trademark Treatment

The DreamWorks SKG Mark and Logo shall have the trademark registration symbol ®, typeset in Helvetica. Use the ® placement as shown below:

In the event that the DreamWorks SKG Logo or Mark is used in a jurisdiction in which it is not registered, the ™ symbol should be used instead of the ®. In addition, the legal notice must read:

“DreamWorks SKG” and the boy in the moon logo are trademarks of DreamWorks Animation L.L.C. Used under license.

“DreamWorks SKG” is a trademark of DreamWorks Animation L.L.C. Used under license.

SKG Type Treatment

The “SKG” portion of the Logo must be centered below the main DreamWorks SKG Logo and shall never be less than .038”. In all variations of the Logo less than 1.6” wide, the “SKG” portion shall retain its .038” height.

The “S” in SKG is not to exceed the left of the bottom right serif of the “M” in Dream, and the “G” in SKG is not to exceed the right of the far left stem of the “W” in Works.

Note: The DreamWorks SKG Logo can never be used without “SKG.”

Films Logo Artwork & Typography

Proper proportions between the main “DreamWorks SKG” Logo and its “Films” variant are as follows:

1. “Films” must be in the same cap height as the small caps in “DreamWorks.”

2. “Films” must be centered below the main “DreamWorks SKG” Logo.

3. The “F” in “Films” is not to exceed the middle of the “E” in Dream, and the right serif of “S” in “Films” is not to exceed the “O” in Works.

Pictures Logo Artwork & Typography

Proper proportions between the main “DreamWorks SKG” Logo and its “Pictures” variant are as follows:

1. “Pictures” must be in the same cap height as the small caps in “DreamWorks.”

2. “Pictures” must be centered below the main “DreamWorks SKG” Logo.

3. The “P” in “Pictures” is not to exceed the middle of the “E” in Dream, and the right serif of “S” in “Pictures” is not to exceed the first line of the “K” in Works.

Studio Logo Artwork & Typography

Proper proportions between the main “DreamWorks SKG” Logo and its “Studio” variant are as follows:

1. “Studio” must be in the same cap height as the small caps in “DreamWorks.”

2. “Studio” must be centered below the main “DreamWorks SKG” Logo.

3. The “S” in “Studio” is not to exceed the middle of the “E” in Dream, and the right serif of “O” in “Studio” is not to exceed the “O” in Works.

Studios Logo Artwork & Typography

Proper proportions between the main “DreamWorks SKG” Logo and its “Studios” variant are as follows:

1. “Studios” must be in the same cap height as the small caps in “DreamWorks.”

2. “Studios” must be centered below the main “DreamWorks SKG” Logo.

3. The first “S” in “Studios” is not to exceed the middle of the “E” in Dream, and the right serif of the last “S” in “Studios” is not to exceed the first line of the “R” in Works.

Television Artwork & Typography

Proper proportions between the main “DreamWorks SKG” Logo and its “Television” variant are as follows:

1. “Television” must be in the same cap height as the small caps in “DreamWorks.”

2. “Television” must be centered below the main “DreamWorks SKG” Logo.

3. The “T” in “Television” is not to exceed the “R” in Dream, and the right serif of the “N” in “Television” is not to exceed the first line of the “K” in Works.

Color Palette

For color reproduction, match the palette below:

Standard Logo Typography

Font: Minion Black is the typography used for the DreamWorks SKG Logo and the DreamWorks SKG Mark. Permission to use other styles must be obtained from DreamWorks Animation L.L.C. This serif typeface was selected because of legibility, ease of reading, elegance and availability.

Minion Black

Note: Upper serifs on “T” cross bar should clip wherever possible.

Proportion: The “D” and “W” are to be 141% larger in cap height than the other letters’ cap heights. Remaining letters are horizontally scaled to 155%.

Color: PMS 287 is the preferred color for the DreamWorks SKG Logo and the DreamWorks SKG Mark for stationery and when used alone on all corporate materials. Black may be used when necessary or for internal correspondence. Color variations may be necessary for consumeroriented materials and special projects. Permission to use other colors must be obtained from DreamWorks Animation L.L.C.

The DreamWorks SKG Mark and Logo must never be redrawn, re-proportioned or modified in any manner. Permission to use styles other than the following must be obtained from DreamWorks Animation L.L.C.

Schedule H
(Certain Paramount Rights)

(Intentionally Omitted)

Schedule I
(Preexisting DWA Arrangements)

1.   McDonald’s Agreement

A. Spielberg Entity agrees not to use (or license the use of) the Licensed Marks in connection with any promotion, advertisement or marketing campaign with a non-McDonald’s entity or individual in the Category (defined below) during the Promotional Period and for [***] prior to the Promotional Period and [***] after the Promotional Period. The “Promotional Period” is the [***] period of McDonald’s promotion, which McDonald’s will schedule in proximity to the applicable DWA Films and DVD release dates in [***].

McDonald’s competitive category is any [***] (“the Category”).

For purposes of DWA’s agreement with McDonald’s, [***].

2.   HP Agreement

Spielberg Entity agrees not to use (or license the use of) the Licensed Marks in association with (including but not limited to in connection with any promotion, advertisement or marketing campaign) any non-HP entity or individual in the Core Business (defined below) product categories.

“Core Business” categories are: [***].

In compliance with DWA’s agreement with HP, [***].

note: certain material has been redacted from this document and filed separately with the sec pursuant to a request for confidential treatment under rule 24b-2. the locations of these redactions are indicated throughout the document by the following marking: [***]

3.   Intel Agreement

Spielberg Entity agrees not to use (or license the use of) the Licensed Marks in association with (including but not limited to in connection with any promotion, advertisement, or marketing campaign) any [***] that are not Intel based.

In compliance with DWA’s agreement with Intel, [***].

note: certain material has been redacted from this document and filed separately with the sec pursuant to a request for confidential treatment under rule 24b-2. the locations of these redactions are indicated throughout the document by the following marking: [***]